                                                       1933 Act File No. 2-82592
                                                      1940 Act File No. 811-3696

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
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      Pre-Effective Amendment No.
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      Post-Effective Amendment No.    29                                X
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                                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X
                                                                     -------

     Amendment No.    31                                                X
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                      (Check appropriate box or boxes.)
                            RESERVE TAX-EXEMPT TRUST
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               (Exact Name of Registrant as Specified in Charter)

              810 Seventh Avenue, New York, NY              10019
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            (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code      (212) 977-9882
                                                  -------------------------

Michelle L. Neufeld, Esq., Reserve Tax-Exempt Trust, 810 Seventh Avenue, 17th Floor,
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New York, NY 10019
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                    (Name and Address of Agent for Service)


   It is proposed that this filing will become effective (check appropriate box)

                 Immediately upon filing pursuant to paragraph (b) of Rule 485
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         X       on July 31, 1997 pursuant to paragraph (b) of Rule 485
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                 60 days after filing pursuant to paragraph (a) of Rule 485
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                 on (date) pursuant to paragraph (a) of Rule 485
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                         ----------------------------

The Commission is requested to send copies of all communications to:

                               Paul F. Roye, Esq.
                             Dechert Price & Rhoads
                               1500 K Street, NW
                             Washington, DC  20005

Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 electing to register an indefinite number of shares of beneficial interest. The notice required by Rule 24f-2 with respect to Registrant's fiscal year ending May 31, 1997 was filed with the Commission on July 25, 1997.


                                                This filing contains 120 pages.

                          RESERVE TAX-EXEMPT TRUST

               CROSS REFERENCE SHEET PURSUANT TO RULE 495A(a)

FORM                                                                PROSPECTUS AND STATEMENT
N-1A                                                                OF ADDITIONAL INFORMATION
ITEM           FORM CAPTION                                                 CAPTION
----     ---------------------------------                          ---------------------------------------
 1       Cover Page                                                 Cover Page
 2       Synopsis                                                   (omitted)
 3       Condensed Financial Information                            Financial Highlights
 4       General Description of Registrant                          Investment Objective and Policies;
                                                                    Shares of Beneficial Interest
 5       Management of the Fund                                     Management; How to Buy Shares
 6       Capital Stock and Other Securities                         Shares of Beneficial Interest
 7       Purchase of Securities Being Offered                       How to Buy Shares
 8       Redemption or Repurchase                                   Redemptions
 9       Legal Proceedings                                          (omitted)
10       Cover Page                                                 Statement of Additional Information
11       Table of Contents                                          Table of Contents
12       General Information and History                            (omitted)
13       Investment Objective and Policies                          Investment Objective and Policies
14       Management of the Registrant                               Trustees and Executive Officers
15       Control Persons and Principal                              Trustees and Executive Officers; Shares of Holders of Securities
                                                                    Beneficial Interest
16       Investment Advisory and Other                              Investment Management, Distribution,
         Service                                                    Services and Custodian Agreements
17       Brokerage Allocation                                       Portfolio Turnover, Transaction
                                                                    Charges and Allocation
18       Capital Stock and Other Securities                         Shares of Beneficial Interest
19       Purchase, Redemption, and Pricing                          Purchase, Redemption and Pricing of
          Shares;                                                   of Securities Being Offered
20       Tax Status                                                 Distributions and Taxes
21       Underwriters                                               Investment Management, Distribution,
         Service and Custodian Agreements
22       Calculation of Yield Quotations                            Fund Yield
         Of Money Market Funds
23       Financial Statements                                       Financial Statements

                                         General Information, Purchases and
                                         Redemptions

                                         ---------------------------------------
                                         24 Hour Yield and Balance Information

                                         ---------------------------------------


                                         Nationwide
                                         800-637-1700  M  www.reservefunds.com


                         THE INTERSTATE TAX-EXEMPT FUND


     The INTERSTATE TAX-EXEMPT FUND of Reserve Tax-Exempt Trust (the "Fund") is a no-load money market fund whose investment objective is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity. The Fund invests principally in short-term obligations issued by the states, territories and possessions of the United States and their political subdivisions, duly constituted authorities and corporations. The average maturity of the Fund's investments are 90 days or less.



     The INTERSTATE TAX-EXEMPT FUND is designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money market accounts or instruments. The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and is designed to reduce or eliminate for the investor the mechanical problems of direct investment in money market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.



     SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



     This Prospectus sets forth the information about the Fund which a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated July 31, 1997, providing further details about the Fund, has been filed with the Securities and Exchange Commission ("SEC"). It may be obtained without charge by writing or calling the Fund at 800-637-1700. The Statement of Additional Information is incorporated by reference into this Prospectus.


     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------


                        Prospectus dated July 31, 1997.

 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1997.


                        SHAREHOLDER TRANSACTION EXPENSES

           Sales Load Imposed on Purchases................................................    None
           Sales Load Imposed on Reinvested Dividends.....................................    None
           Redemption Fees*...............................................................    None
           Exchange Fees..................................................................    None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


           Management Fee................................................................    .50%
           12b-1 Fees....................................................................    .19%
           Other Operating Expenses
             Administration and Operations Expenses......................................    .28%
             Equipment...................................................................    .04%
             Other.......................................................................    .03%
                                                                                            -----
           Total Operating Expenses......................................................   1.04%
                                                                                            ======



    The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. *A $2.00 fee will be charged on redemption checks issued by the Fund of less than $100 and a $10 fee will be charged for wire redemptions of less than $10,000.


    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                1 YEAR                 3 YEARS                5 YEARS               10 YEARS
        --------------------------------------------------------------------------------------------
                  $11                    $33                    $57                   $127

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following information applies to a share of the Reserve Tax-Exempt Trust--Interstate Tax-Exempt Fund outstanding throughout each period. It should be read in conjunction with the financial statements and related notes on page
11. Such information has been audited by Coopers & Lybrand L.L.P. as indicated in their report on page 11.


                                                                    FOR FISCAL YEARS ENDED MAY 31,
                                                         ----------------------------------------------------
              INTERSTATE TAX-EXEMPT FUND                   1997       1996       1995       1994       1993
-------------------------------------------------------  --------   --------   --------   --------   --------
Net asset value, beginning of year.....................  $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                         --------   --------   --------   --------   --------
Income from investment operations......................     .0361      .0390      .0368      .0268      .0312
Expenses...............................................     .0105      .0105      .0103      .0103      .0104
                                                         --------   --------   --------   --------   --------
Net investment income (1)..............................     .0256      .0285      .0265      .0165      .0208
Dividends from net investment income (1)...............    (.0256)    (.0285)    (.0265)    (.0165)    (.0208)
                                                         --------   --------   --------   --------   --------
Net asset value, end of year...........................  $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                         ========   ========   ========   ========   ========
Total return...........................................      2.56%      2.85%      2.65%      1.65%      2.08%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------
Net assets in thousands, end of year...................   306,152    292,067    315,232    352,594    366,383
Ratio of expenses to average net assets................      1.04%      1.04%      1.00%      1.02%      1.03%
Ratio of net investment income to average net assets...      2.52%      2.80%      2.59%      1.63%      2.06%


              INTERSTATE TAX-EXEMPT FUND                   1992       1991       1990       1989       1988
-------------------------------------------------------  --------   --------   --------   --------   --------
Net asset value, beginning of year.....................  $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                         --------   --------   --------   --------   --------
Income from investment operations......................     .0455      .0599      .0663      .0650      .0528
Expenses...............................................     .0106      .0105      .0104      .0104      .0102
                                                         --------   --------   --------   --------   --------
Net investment income (1)..............................     .0349      .0494      .0559      .0546      .0426
Dividends from net investment income (1)...............    (.0349)    (.0494)    (.0559)    (.0546)    (.0426)
                                                         --------   --------   --------   --------   --------
Net asset value, end of year...........................  $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                         ========   ========   ========   ========   ========
Total return...........................................      3.49%      4.94%      5.59%      5.46%      4.26%
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------
Net assets in thousands, end of year...................   358,101    333,321    306,153    312,239    371,227
Ratio of expenses to average net assets................      1.03%      1.03%      1.01%      1.01%      1.00%
Ratio of net investment income to average net assets...      3.41%      4.81%      5.43%      5.29%      4.17%


------------
(1) Based on compounding of daily dividend. Not indicative of future results.

                                     YIELD


    For the seven calendar days ended May 31, 1997, the current and effective yields of the Fund were 2.93% and 2.97%, respectively.



    Current yield refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized, that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.


    The Fund may also quote its tax equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal the Fund's tax-free yield. The tax equivalent yield is calculated by dividing the Fund's current or effective yield by the result of one minus a stated federal tax rate.

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Fund is to seek as high a level of short-term interest income exempt from Federal income taxes as is consistent with preservation of capital and liquidity. The Fund seeks to attain this objective by investing principally in obligations issued by states, territories, and possessions of the United States and their subdivisions, duly constituted authorities and corporations, or participation interests in such obligations. However, achievement of this objective cannot be assured. This investment objective cannot be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act").



    These securities are generally known as municipal bonds or notes and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers or the issuer itself ("Municipal Obligations"). They are issued to raise money for various public purposes such as constructing public or private facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are backed by the credit of a private issuer. The Fund may invest any portion of its assets in such bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of the value of the Fund's assets will be invested in Municipal Obligations unless the Fund has adopted a temporary defensive position.

    The Fund may purchase floating and variable rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the Fund to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven days' notice. Frequently, these Obligations are secured by letters of credit or other credit support arrangements provided by banks. The Fund may invest any portion of its assets in such demand notes. The Fund will not invest more than 10% of the value of its assets in floating or variable rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven days' notice.



    In view of the investment of the Fund in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. In addition, general economic conditions play an important part in the operations of banks, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.



    The Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof and non-rated securities which are determined to be of comparable quality by the Fund's Investment Adviser pursuant to guidelines established by the Board of Trustees.



OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Fund accompanied by a commitment to repurchase the securities at the Fund's option or at a specified date, at an agreed upon price. If a bank or other municipal securities dealer defaults under its stand-by commitment, the liquidity of the security subject to such commitment may be adversely affected.



    There is no limit on the Fund's ability to purchase Municipal Obligations on a when-issued or delayed-delivery basis. The price of these securities is fixed at the time the commitment to purchase is made but delivery and payment takes place at a later date, normally within one month, and no interest accrues in the interim. Commitments to purchase when-issued securities will be reflected in determining the Fund's NAV and readily marketable assets of at least equal value will be maintained. The Investment Adviser does not believe that the Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued or delayed-delivery basis.



    The Fund may purchase participation interests in Municipal Obligations from financial institutions which give the Fund a proportionate undivided interest in the security. These instruments may have fixed, floating or variable rates of interest and may be secured by bank credit support arrangements.



    The Tax Reform Act of 1986 ("the Act") subjects interest received on certain otherwise tax-exempt securities ("private activity bonds") to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free" not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item" which could subject certain shareholders of the Fund, to the AMT. However, as of the date of this Prospectus, the Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.


    Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.


    From time to time the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States government, its agencies or instrumentalities, deposit-type obligations, acceptances, letters of credit of Federal Deposit Insurance Corporation member banks and instruments fully collateralized by such obligations. Unless the Fund has adopted a temporary defensive position, no more than 20% of the net assets of the Fund will be invested in Taxable Investments at any time. The Fund may enter into repurchase agreements with regard to the taxable obligations listed above. Although the Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.



    The Fund's Investment Adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

    The principal risk factors associated with investment in the Fund are fluctuations in short-term interest rates, default of one or more issuers of securities held and non-diversification. As a non-diversified investment company, the Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, the Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.


                                   MANAGEMENT


INVESTMENT MANAGEMENT AGREEMENT. Since November 15, 1971 Reserve Management Company, Inc. ("Adviser") and its affiliates have provided investment advice to The Reserve Funds which currently have assets of approximately $4 billion, pursuant to an Investment Management Agreement. Under the Agreement, the Adviser manages the Funds and invests in furtherance of its objectives and policies subject to the overall control and direction of the Funds' Board of Trustees.


    As compensation for these services, the Adviser receives a management fee which is a percentage of the average daily net assets of the Fund, calculated as follows: (i) .50% per annum of the first $500 million of average daily net assets; (ii) .475% per annum of the next $500 million of such assets; (iii) .45% per annum of the next $500 million of such assets; (iv) .425% per annum of the next $500 million of such assets; and (v) .40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1997, the Adviser received a management fee of .50% of the average net assets of the Fund.


    The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters as to which the Agreement relates, except a loss resulting from the willful malfeasance, bad faith or gross negligence on the part of the Adviser.



SERVICE AGREEMENT. The Adviser furnishes to the Fund, pursuant to a Service Agreement, at cost, all personnel required for its operations such as executive, administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which the Fund reimburses the Adviser includes salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization of loans which finance equipment used by the Fund, and all other expenses incurred in the conduct of the Fund's affairs. Affiliates of the Adviser may provide some of these services. The Fund also reimburses the Adviser for: brokerage fees and commissions, interest charges and taxes, the cost of registering for sale, issuing and redeeming the Fund's shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders and the fees and expenses of the Fund's custodian, auditors, lawyers and disinterested Trustees.



    The Adviser has agreed to repay the Fund promptly any amount which a majority of disinterested Trustees reasonably determines is not properly attributable to the Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' notice.



    The Fund's total operating expense for the fiscal year ended May 31, 1997, was 1.04% of the average daily net assets.


TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the shareholders of Reserve Tax-Exempt Trust.

TRANSFER AGENT AND DIVIDEND PAYING AGENT. Reserve Tax-Exempt Trust acts as its own transfer agent and dividend paying agent.

                               HOW TO BUY SHARES


METHOD OF PAYMENT. The minimum initial investment is $1,000 and $250 for subsequent investments (denominated in U.S. dollars). An initial purchase must be accompanied by an Application or equivalent information. For clients of certain broker-dealers and financial institutions, shares may be purchased directly through such Firm. You can buy shares of the Fund each business day at the net asset value determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with the Federal Reserve Bank). Payments must be made:


    - By check (drawn on a U.S. bank) payable to The Reserve Funds, 810 Seventh Avenue, New York, NY 10019-5868. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.


    - By wire -- Prior to calling your bank, call the Fund for specific instructions at 800-637-1700 or the broker-dealer or financial institution ("Firm") from which you received this Prospectus.



    Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Because the Fund must pay for its securities purchases on the same day in Federal Funds, only Federal Funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For Federal Funds wires to be eligible for same-day order entry, the Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal Funds will be entered as of the business day when covering Federal Funds are received or bank checks are converted into Federal Funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 11:00 AM will be considered received the next business day. A fee will be charged if any check used for investment in your account does not clear.



    Any monies which cannot be credited to an account by the end of the business day following that on which Federal Funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Fund reserves the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Fund reserves the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Fund will only accept purchase checks in excess of $100 which are payable to The Reserve Funds or payable to the shareholder/payee of the check and endorsed to The Reserve Funds. The Fund does not accept travelers checks.



RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account balance of $5,000 or more, you may purchase shares of the Fund ($25 minimum) from a checking, NOW, or bank money market deposit account or from a U.S. government distribution ($25 minimum) such as Social Security, federal salary, or certain veterans' benefits, or other payments from the federal government. Call the Funds at (800) 637-1700 for an application.



NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV"). The NAV of the Fund is calculated at the close of each business day (normally 4:00 PM New York time) by taking the sum of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange is closed for trading and bank holidays in New York State which include Martin Luther King's Birthday and Columbus Day. It is the policy of the Fund to seek to maintain a stable NAV of $1.00 per share although this share price is not guaranteed.



DISTRIBUTORS. The Distributors of the Fund are Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Advisor and Pacific Global Fund Distributors, Incorporated, 250 North Marengo Avenue, Pasadena, CA 91101.


EXCHANGE PRIVILEGE. The shares offered by this Prospectus may be exchanged for shares in other Reserve money market funds at net asset value. Customers of some firms may exchange shares of the Fund for shares of certain equity and bond funds where a sales load normally applies. A waiver of the sales load may apply if the shares being exchanged were acquired: (a) by a previous exchange from shares of a fund purchased with a sales load, or (b) through investments of dividends or distributions paid with respect to the foregoing category of shares. Exchanges of shares of one fund for another is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Shares to be acquired in an exchange must be registered for sale in the investor's state. The exchange privilege described under this heading may not be available to clients of some firms and some firms may impose conditions on their clients which are different from those described in this Prospectus.

DISTRIBUTION AND SERVICE PLAN. Accounts may be opened through brokers, financial intermediaries and institutions ("Firms"), some of which participate in the Fund's Plan of Distribution ("Plan"). Under Rule 12b-1 of the 1940 Act, the Fund makes assistance payments at an annual rate of .20% of net assets, substantially all of which are paid to those Firms for distribution assistance and administrative services provided to the Fund. The Adviser is required by the Plan to pay an equivalent amount and may, at its discretion, pay additional amounts based upon assets committed to the Fund by such Firms. The Plan does not permit the carrying over of payments from year to year. The Adviser also reimburses Firms for a portion of their costs for advertising and marketing of the Fund. All such arrangements are designed to facilitate the sale of a Fund's shares.



CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of the Fund's shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms may independently establish and charge additional fees such as redemption fees to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold the Fund's shares in nominee or street name on behalf of their clients. In such instances, the Fund's transfer agents will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Some Firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firms or may only be available subject to certain conditions and limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.


                         SHARES OF BENEFICIAL INTEREST


    Reserve Tax-Exempt Trust ("Trust") was organized as a Massachusetts business trust on January 25,1983 and is an open-end management investment company commonly known as a mutual fund. At the date of this Prospectus, there were seven separate series authorized and outstanding. Additional series may be added in the future by the Board of Trustees. The Trust is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and nonassessable and will have no preemptive rights. The shareholders of the Trust are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective series on liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new investment advisory agreement or changing the fundamental investment policies of the Fund) or by the Declaration of Trust.



    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's, and each separate investment portfolio's obligations to third parties, and that every written contract made by the Trust or the Fund contain a provision to that effect. The Declaration of Trust also requires the Trust to indemnify shareholders and Trustees against such liabilities and any related claims or expenses.


                                DAILY DIVIDENDS


    The Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder.


                                     TAXES


    To maintain its regulated investment company status for federal income tax purposes, the Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax liability. Dividends derived from the interest earned on Municipal Obligations constitute "tax-exempt interest dividends" and are not subject to federal income taxes. Any distributions of net realized long-term capital gains earned by the Fund are taxable to shareholders as such regardless of the length of time the Fund's shares have been owned by the shareholder.



    Shareholders are advised to retain all statements to maintain accurate records of their investments. If any dividends are not exempt from federal, state or local taxes, shareholders will be advised of the percentage by February of the following year. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

                                  REDEMPTIONS


TIME AND METHOD OF REDEMPTION. Shares of the Fund are redeemed at their net asset value determined after receipt by the Fund of a request in proper form. The Fund usually transmits payment the same day when requests are received before 11:00 AM (New York time) and the next day for requests received after 11:00 AM. However, this is not always possible and transmission of redemption proceeds may be delayed up to seven days. Orders received after 11:00 AM are not processed until the next business day to enable shareholders to receive additional dividends. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected, regardless of whether the redemption order is received before or after 11:00 AM.



WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Fund strongly suggests (but does not require) that each redemption, written or by telephone, be at least $1,000, except for redemptions which are intended to liquidate the account. A shareholder will be charged $2 for redemption checks issued by the Fund for less than $100. Upon request, redemptions will be made by bank wire, however, wire redemptions of less than $10,000 will be charged a fee (currently $10). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system could cause such a delay. If the Fund has previously been advised in writing of your brokerage or bank account, telephone requests will be accepted by calling 800-637-1700. The Fund may be liable for any losses caused by its failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder, in writing, on the Application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Fund, it is necessary to send a written request to the Fund with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank, a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Fund will waive the signature guarantee requirement on a redemption request once every thirty (30) days if all of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.


    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions, shareholders may experience difficulty in contacting the Fund by telephone to request a redemption or exchange of the Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.


CHECKING, VISA AND ATM ACCESS. The Fund offers a comprehensive package of services which enhance access to your account. By completing the Application or a signature card (for existing accounts) and certain other documentation if the owner of record is a fiduciary, corporation, partnership, trust or other organization, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Funds. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment. Otherwise, you may use your Reserve checking account as you would any checking account. Your checks will be returned (bounced) and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient funds. All transaction activity, including check redemptions, will be reported on your account statement. A fee will be charged for providing check copies. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms and a Firm may establish its own minimum check amount. Reserve VISA cards provide access to your Reserve balances and margin line for worldwide purchasing power and cash at over 250,000 ATMs. For more information call 800-637-1700.



STOP PAYMENTS. The Fund will honor stop payment requests on unpaid shareholder checks provided they are advised of the correct check number, payee, check amount, and date. Stop payment requests received by the Fund by 2:00 PM (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.



AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may elect in writing to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes in instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Fund. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Fund may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.



RESERVE AUTOMATIC TRANSFER PLAN. You may redeem Fund shares (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the redemption request. The Fund may impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.



RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the New York Stock Exchange is closed (other than for customary closings), (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of the Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten (10) business days. Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.


                              GENERAL INFORMATION


JOINT OWNERSHIP. When an account is registered in the name of one person and another, for example a husband and wife, either person is entitled to redeem shares in the account. The Application provides that persons so registering their account indemnify and hold the Fund harmless for actions taken by either party.



REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.



SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Fund will either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Fund.



RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24 hour toll-free telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions you will receive. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.



INQUIRIES. Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to the Fund.



SPECIAL SERVICES. The Fund reserves the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks and special research services.



CASH PERFORMANCE ACCOUNT (CPA). A Reserve CPA can be used for everything from daily expenses to the special luxuries of life -- or just to have cash when you need it. It's the smartest way to manage your money -- keep it in a Reserve Cash Performance Account. For more information see page 8, Checking, VISA and ATM Access, or call 800-637-1700.



PERFORMANCE. The Fund may compare its performance to other income producing alternatives such as (i) money market funds (based on yields cited by IBC's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts and NOW accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of the Fund is not insured by the Federal Deposit Insurance Corporation.

    Yield information is useful in reviewing the Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.


                            ------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

    To the Shareholders and the Board of Trustees of Reserve Tax-Exempt Trust--Interstate Tax-Exempt Fund:

    We have audited the accompanying statement of net assets of the Interstate Tax-Exempt Fund (one of the series constituting Reserve Tax-Exempt Trust) as of May 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Interstate Tax-Exempt Fund of Reserve Tax-Exempt Trust as of May 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

New York, New York
June 27, 1997


              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND


                     STATEMENT OF NET ASSETS--MAY 31, 1997

                                                                                                 PRINCIPAL
                                                                                  MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
------------------------------------------------------------------------------   ----------    --------------    ------------
ALABAMA -- .66%
  Decatur IDA for Scientific Manufacturing, 4.15%(a)..........................     2/1/2014       $  1,000       $  1,000,114
  Pell City IDA for General Signal Corporation, 4.05%(a)......................    10/1/2000          1,000          1,007,059

ARIZONA -- 6.45%
  Apache IDA for Tucson Electric Power Company, 3.90%(a)......................   12/15/2018          6,000          6,011,992
  Apache IDA for Tucson Electric Power Company, 3.95%(a)......................   12/15/2018          2,000          2,004,030
  Coconino PCR for Tucson Electric Power Company Series B, 3.80%(a)...........     5/1/2031          1,000          1,002,841
  Gila IDA PCR for Cobre Valley Hospital, 3.90%(a)............................    11/1/2025          4,000          4,014,597
  Pima IDA PCR for Tucson Electric Project, 3.90%(a)..........................    10/1/2022          5,600          5,600,598
  Pima IDA for Tucson Retirement Center, 3.85%(a).............................     1/1/2009            800            805,451
  Yauapai IDA for Kachina Pointe Project, 3.85%(a)............................     1/1/2009            300            302,044

CALIFORNIA -- 8.23%
  California School District Cash Reserves Program Series A, 4.75%............     7/2/1997          3,000          3,132,529
  California Community Development Authority, 3.65%(a)........................    5/15/2025            100            100,185
  Grand Terrace Community Redevelopment Agency, 3.95%(a)......................    12/1/2011          5,700          5,716,694
  Irvine Beach Assessment, 3.70%(a)...........................................     9/2/2011            300            300,030
  Los Angeles MHR for Malibu Meadows Project Series 91-A, 3.95%(a)............    12/1/2015            800            802,941
  Los Angeles USD TRAN, 4.50%.................................................    6/30/1997            500            520,970
  Los Angeles Transportation Commission Custodial Receipts, 4%(a).............     7/1/2005            600            609,143
  San Bernadino HFR Alta Park Project, 4%(a)..................................     5/1/2006          3,500          3,512,940
  San Francisco Bayside Village Series 85D, 3.95%(a)..........................    12/1/2005          4,000          4,027,944
  San Joaquin USD TRAN, 4.50%.................................................    1/15/1998          1,000          1,033,515
  San Jose Community Redevelopment Agency, 3.80%(a)...........................     7/1/2026          1,300          1,304,495
  San Mateo USD TRAN, 4.50%...................................................     7/1/1997          3,000          3,125,535
  Union City MHR for Skylark Apartments, 4%(a)................................    11/1/2007          1,000          1,001,999

              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND

                                                                                                 PRINCIPAL
                                                                                  MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
------------------------------------------------------------------------------   ----------    --------------    ------------
COLORADO -- 2.22%
  Englewood HCF for SW Medical Professional Ltd. Series 85 Series 85,
    4.05%(a)..................................................................    12/1/2010       $  2,000       $  2,007,523
  Jefferson County IDR for Kinder-Care Learning Centers Series C, 4.15%(a)....     2/1/2001          1,700          1,700,193
  Jefferson Country IDR for S.W. Medical Project Series 85, 4.05%(a)..........    11/1/2010          2,450          2,459,216
  Wheat Ridge IDA for Pearse Electronics Inc. Project, 4.25%(a)...............     6/1/1999            625            626,178

CONNECTICUT -- .56%
  Connecticut Development Authority Health Care Revenue Bonds for Independent
    Living Project 1990 Series, 3.70%(a)......................................     7/1/2015            300            301,052
  Hartford Redevelopment Agency MHR for Underwood Towers, 3.65%(a)............     6/1/2020          1,400          1,404,816

DELAWARE -- .66%
  Wilmington GOB, 5%..........................................................    10/1/1997          2,000          2,025,644

DISTRICT OF COLUMBIA -- .73%
  Washington, D.C. Housing Finance Agency MHR for Chastleton Development
    Project, 4%(a)............................................................     7/1/1997          2,200          2,236,950

FLORIDA -- 4.51%
  Boca Raton IDA for Parking Garage Project, 4.325%(a)........................    12/1/2014          2,800          2,800,336
  Broward Country MHR for Welleby Apartment Project, 4%(a)....................    12/1/2006            600            602,209
  Collier IDA for Retirement Housing Revenue Bonds, 3.95%(a)..................    12/1/2015            200            200,724
  Dade County Hospital Revenue Bonds, 3.85%(a)................................     9/1/2025            200            200,570
  Dade County IDA for Dolphin Stadium Project, 3.95%(a).......................     1/1/2016          2,800          2,810,218
  Dade County Hospital Revenue Bonds Project, 3.85%(a)........................     3/1/2025            100            100,285
  Duval County HFA for Lakes of Mayport Apartment Project, 4%(a)..............    12/1/2009            700            702,602
  Florida HFR/Oaks at Mill Creek Project Series 85, 3.95%(a)..................    11/1/2007            200            200,578
  Gulf Breeze Series 85 A Revenue Bonds, 4%(a)................................    12/1/2015            400            401,476
  Hillsborough IDA for Tampa Electric Co., 4.15%(a)...........................     9/1/2025            700            702,451
  Hillsborough PCR for Cannon Conversion, 4%(a)...............................    5/15/2018            200            200,690
  Jacksonville IDA for Coastal Islands Project, 4.05%(a)......................     8/1/2008            195            195,022
  Lee County IDA for Charter Glade Hospital Project, 4.10%(a).................     8/1/2007          4,375          4,391,379
  Palm Beach PCR for Water and Sewer Project, 4.05%(a)........................    10/1/2011            200            200,022
  University of North Florida HEF Capital Improvement Project, 3.90%(a).......    11/1/2024            100            100,368

GEORGIA -- 5.80%
  Clayton County DAI for Rivers Edge Development, 3.95%(a)....................     8/1/2006          2,880          2,890,664
  Elbert County Industrial Building Authority Revenue Bonds for Seaboard Farms
    of Elberton, 3.95%(a).....................................................     7/1/2005          1,800          1,812,452
  Gwinnett County IDA for United Stationers Supply Company, 3.95%(a)..........   10/31/2002          3,800          3,813,998
  Municipal Electric Authority, 4.05%(a)......................................     1/1/2026          9,200          9,226,982

IOWA -- 2.09%
  Buffalo IDA for Linwood Mining & Materials, 4.20%(a)........................     1/1/2000          1,165          1,165,134
  Iowa School Corp. Warrant Certificates Series A, 4.75%......................    6/27/1997          5,000          5,223,866

ILLINOIS -- 0.55%
  Streamwood IDA for Olde Church Centre Project, 4.05%(a).....................    12/1/2014          1,685          1,691,258

INDIANA -- 4.53%
  Indianapolis Airport Custodial Receipts, 4.05%(a)...........................     7/1/2015          5,000          5,077,784
  Tippecanoe County PCR for Caterpillar Inc., 3.95%(a)........................    11/1/2006          8,750          8,782,315

KANSAS -- 1.33%
  Ottawa IDA for Our Own Hardware Co., 3.95%(a)...............................    10/1/2004          4,080          4,080,442

KENTUCKY -- 3.76%
  Danville EDA Multi-Lease Revenue Bonds, 4.20%(a)............................     4/1/2007            900            903,443
  Ohio County PCR for Big River Electric Corporation, 4.40%(a)................     6/1/2013          4,500          4,593,605
  Ohio County PCR for Big River Electric Corporation Project Series 1985,
    4.85%(a)..................................................................    10/1/2015          6,000          6,024,279

LOUISIANA -- 0.33%
  Louisiana Public Facilities Authority W. Knighton Project, 3.90%(a).........     9/1/2025          1,000          1,002,893

              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND

                                                                                                 PRINCIPAL
                                                                                  MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
------------------------------------------------------------------------------   ----------    --------------    ------------
MARYLAND -- 6.03%
  Anne Arundel County Industrial Refunding Revenue Bonds for Kinder-Care
    Learning Centers, 4.15%(a)................................................     2/1/2001       $  2,260       $  2,260,257
  Baltimore IDA for Mayor and City Counsel Project, 4.05%(a)..................     8/1/2016          2,500          2,507,548
  Maryland Health and Higher Education Pooled Project Series 85A, 3.90%(a)....     4/1/2035         13,000         13,001,389
  Montgomery County IDA for Info Systems and Network Corporation, 4.15%(a)....     4/1/2014            700            702,547

MASSACHUSETTS -- 2.82%
  Boston Water and Sewer Commission Revenue Bonds 1994 A, 3.80%(a)............    11/1/2024            300            301,040
  Massachusetts HEF for Harvard University, 3.65%(a)..........................     2/1/2016            400            401,391
  Massachusetts IFA for Governor Dummer Academy, 3.80%(a).....................     7/1/2026          1,200          1,204,228
  Massachusetts IFA for Griffin Realty, 3.85%(a)..............................     7/1/2008            200            200,710
  Massachusetts IFA for Quamco Series B, 3.70%(a).............................     9/1/2001            200            200,693
  Watertown BAN, 4.25%........................................................    5/13/1998          5,000          5,022,986
  Westfield BAN, 4.50%........................................................     5/8/1998          1,300          1,308,657

MICHIGAN -- 1.44%
  Dearborn Heights EDC for Oakbrook Common Project Series 1993, 3.85%(a)......     3/1/2025          3,900          3,900,411
  Jackson EDC for Thrifty Leoni Inc. Project, 4.075%(a).......................    12/1/2014            500            500,057

MINNESOTA -- 2.21%
  Eagan MHR for Aspen Woods, 4.15%(a).........................................     1/1/2026          5,580          5,601,594
  New Brighton Industrial Development Refunding Revenue Bonds for Taylor
    Corporation Series 1988, 5.44%(a).........................................    11/1/1999            385            384,694
  New Hope Commercial Development Revenue Bonds for National Beauty Project
    Series 1994, 4.15%(a).....................................................     5/1/2010            775            775,088

MISSOURI -- 2.26%
  Cole IDA for Modine Manufacturing Series 85, 4.15%(a).......................    12/1/2015          2,940          2,961,552
  Missouri State Environmental Improvement and Energy Resources Authority
    Pollution Control RAW Series A, 3.95%(a)..................................     6/1/2014          3,000          3,000,000
  St. Louis Industrial Development Refunding Revenue Bonds for Kinder-Care
    Learning Centers, 4.15%(a)................................................     2/1/2001            965            965,110

MONTANA -- .20%
  Great Falls Commercial Development Revenue Bonds for Liberty Development
    Partners Project, 4.15%(a)................................................    12/1/2007            625            625,071

NEBRASKA -- 1.67%
  Nuckolls IDA for Agrex Inc Project, 4.40%,(a)...............................     2/1/2015          5,100          5,120,665

NEVADA -- 1.31%
  Clark Unlimited Tax GOB Series A, 4.05%(a)..................................    10/1/2030          4,000          4,014,395

NEW JERSEY -- 5.98%
  East Rutherford BAN, 4.31%..................................................    1/23/1998          2,000          2,010,892
  Fair Lawn BAN, 4%...........................................................     8/1/1997          1,866          1,929,017
  Fairfield BAN, 4%...........................................................   12/17/1997          2,000          2,036,685
  New Jersey EDA for Volvo of America Corp., 4.40%(a).........................    12/1/2004          1,800          1,800,217
  New Jersey Sports Expo Authority Series 92C, 3.65%(a).......................     9/1/2024            600            605,374
  Rahway BAN, 4%..............................................................   12/23/1997          2,740          2,792,260
  Trenton Temp Notes, 4%......................................................   12/18/1997          3,000          3,060,889
  Vernon Board of Education Temp Notes, 4%....................................    1/16/1998          4,000          4,066,052

NEW MEXICO -- 3.97%
  Dona Ana IDR for Foamex Products, 3.90%(a)..................................    11/1/2013          2,100          2,107,623
  Farmington PCR for Public Service Four Corners, 4.05%(a)....................     4/1/2022         10,000         10,035,986

NEW YORK -- 8.68%
  Nassau BAN, 4.50%...........................................................    8/15/1997          4,000          4,133,848
  New York City GOB Series A7, 4%(a)..........................................     8/1/2020          1,300          1,300,142
  New York City GOB Series B4, 4.05%(a).......................................    8/15/2023          1,800          1,800,200
  New York City GOB Series B8, 3.85%(a).......................................    8/15/2023            500            500,053
  New York City GOB Series C4-97, 4%(a).......................................     8/1/1997          3,100          3,100,345

              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND

                                                                                                 PRINCIPAL
                                                                                  MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
------------------------------------------------------------------------------   ----------    --------------    ------------
NEW YORK -- (CONTINUED)
  New York City GOB Series E5, 4%(a)..........................................     8/1/2009       $  1,500       $  1,500,164
  New York State R&D PCR for Niagara Mohawk, 4.20%(a).........................     7/1/2015          1,000          1,000,115
  North Hempstead G.O. BAN, 4.25%.............................................    2/26/1998          4,000          4,057,026
  Roslyn BAN, 4%..............................................................   10/15/1997          5,000          5,099,618
  Syracuse BAN Series 96A, 3.90%..............................................   12/19/1997          4,000          4,073,677

NORTH CAROLINA -- .03%
  North Carolina HEF for Guilford College Project, 4.10%(a)...................     9/1/2023            100            100,351

NORTH DAKOTA -- .36%
  Minot IDR for Nash Finch Co. Project, 4.15%(a)..............................    12/1/2002          1,100          1,100,125

OHIO -- 3.11%
  Brunswick IDA for Kinder-Care Learning Centers Project Series A, 4.15%(a)...     6/1/2002            425            425,048
  Columbus ERD Electric Systems Revenue Bonds, 3.60%(a).......................     9/1/2009          1,000          1,003,156
  Cuyahoga IDA for Allen Group Project, 3.80%(a)..............................    12/1/2015          1,000          1,002,841
  Cuyahoga IDA for Edgecomb Metals Co., 3.95%(a)..............................     9/1/2009          1,000          1,000,110
  Franklin County Industrial Development Refunding Revenue Bonds for
    Kinder-Care Learning Centers Project Series A, 4.15%(a)...................     6/1/2002          1,080          1,080,123
  Montgomery IDA for Sister Chart Health Care, 3.85%(a).......................    5/15/2025          1,900          1,906,832
  Sharonville IDA for Edgecomb Metals Inc., 3.85%(a)..........................    11/1/2009          1,610          1,615,901
  Toledo Special Obligation Assessment Notes, 3.90%(a)........................    12/1/1998          1,500          1,500,321

OKLAHOMA -- 1.64%
  Tulsa IDA for University of Tulsa Project Series B, 4%(a)...................    10/1/2026          5,000          5,017,774

OREGON -- 0.69%
  Medford HFA for Rogue Valley, 4.10%(a)......................................    10/1/2016            100            100,011
  Port of Portland IDR for Tyerson & Sons, 4.05%(a)...........................   11/01/2007          2,000          2,007,400

PENNSYLVANIA -- 5.84%
  Allegheny University Project Series 85, 3.75%(a)............................     7/1/2015          1,400          1,409,298
  Berks TRAN, 4.375%..........................................................   12/31/1997          2,500          2,555,421
  Butler IDA for Lutheran Welfare Series A, 4.25%(a)..........................    11/1/2026          1,700          1,710,461
  Chartier Valley Industrial and Commercial Development Authority Revenue
    Bonds for 1133 Penn Associates Project Series A, 3.95%(a).................     8/1/2007          1,664          1,670,129
  Clarion County Industrial Development Authority Special Development Revenue
    Bonds for Meritcare Project Series A, 3.95%(a)............................    12/1/2012          2,100          2,107,756
  Delaware Valley Regional Finance Authority Series 85A, Revenue Bonds
    3.90%(a)..................................................................    12/1/2020          2,000          2,007,279
  Emmans GOB Local Government Revenue Bonds, 3.95%(a).........................     3/1/2024          1,900          1,907,004
  Northeastern HEF Wyoming Valley HCS Revenue Bonds, 3.85%(a).................     1/1/2024          1,000          1,003,618
  Penn GOB, 3.70%.............................................................    7/17/1997          2,000          2,006,488
  Philadelphia Hospital Authority for Children's Hospital, 4.05%(a)...........     3/1/2027          1,000          1,003,479
  University of Pittsburgh Capital Project Bonds, 3.75%(a)....................     1/1/2019            500            503,321

PUERTO RICO -- 1.25%
  Puerto Rico Electric Power Authority Series 11, 4.10%(a)....................     7/1/2022          3,810          3,814,708

TENNESSEE -- 1.90%
  Coster County IDB Seville Properties Series 1991, 4.30%(a)..................    6/15/2013            100            100,402
  Chattanooga IDA for Baylor School Project, 3.95%(a).........................    11/1/2016          1,000          1,000,108
  Knox IDB for Loews Investment Corp., 3.90%(a)...............................    10/1/2005            500            501,710
  Metropolitan Nashville/Davidson Lake Shore Estates, 4.30%(a)................     9/1/2009            200            200,819
  Tennessee School Bond Authority, 3.95%......................................     3/1/1998          4,000          4,014,482

TEXAS -- 1.11%
  North Central HEF for YMCA for Metro Dallas, 3.95%(a).......................     6/1/2021          3,400          3,412,533

UTAH -- .28%
  Bountiful DAI for Bountiful Gateway Park Project, 4.05%(a)..................    12/1/1997            865            868,071

WEST VIRGINIA -- 0.16%
  Virginia Hospital Finance Authority Revenue Bonds for Mid-Atlantic Capital
    Project 3.90%(a)..........................................................    12/1/2025            500            501,847

              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND

                                                                                                 PRINCIPAL
                                                                                  MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
------------------------------------------------------------------------------   ----------    --------------    ------------
VIRGINIA -- 2.83%
  Fairfax IDR for Kinder-Care Learning Centers Series E, 4.15%(a).............    10/1/1999       $  4,875       $  4,875,554
  Virginia HFR for AHC Service, 3.95%(a)......................................     9/1/2017          3,800          3,800,411

WASHINGTON -- 1.05%
  Port of Seattle DAI for Douglas Management Corporation, 4.05%(a)............    12/1/2005          3,200          3,212,003

WISCONSIN -- 1.31%
  Green Bay IDA for St. Mary Cement Company Ltd., 4.05%(a)....................    11/1/2000          4,000          4,011,848

WYOMING -- 0.33%
  Sweetwater IDA for Pacific Corp Project Series A, 3.90%(a)..................     7/1/2015          1,000          1,003,596
                                                                                                                 ------------
Total Interstate Fund Investments (100.87%) (Cost $306,924,758)...............                                    308,829,868
Other liabilities, less assets (-.87%)........................................                                     (2,678,002)
                                                                                                                 ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 306,151,866 shares of beneficial interest of $.001 par
  value outstanding.                                                                                             $306,151,866
                                                                                                                 ============

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.
                            ------------------------
SECURITY TYPE ABBREVIATIONS:


BAN   -- Bond Anticipation Notes
DAI   -- Development Authority Industrial Development
         Refunding Bonds
EDA   -- Economic Development Authority Revenue Bonds
EDC   -- Economic Development Corporation
ERD   -- Energy Research and Development Authority
GOB   -- General Obligation Bonds
HCF   -- Health Care Facility
HCS   -- Health Care Systems, Inc.
HEF   -- Health and Educational Facilities Revenue Bonds
HFA   -- Health Facilities Authority Revenue Bonds
HFR   -- Health Facilities Revenue Bonds
IDA   -- Industrial Development Authority Revenue Bonds
IDB   -- Industrial Development Board Revenue Bonds
IDR   -- Industrial Development Agency Revenue Bonds
IFA   -- Industrial Finance Agency Revenue Bonds
MHR   -- Multifamily Housing Revenue Bonds
PCR   -- Pollution Control Revenue Bonds
TRAN  -- Tax & Revenue Anticipation Notes
RAN   -- Revenue Anticipation Notes
RAW   -- Revenue Anticipation Warrants
USD   -- Unified School District Bonds


                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND
                            STATEMENT OF OPERATIONS
                            YEAR ENDED MAY 31, 1997


INTEREST INCOME (Note 1)......................................................................   $10,956,203
                                                                                                 -----------
EXPENSES (Note 2)
  Management fee..............................................................................     1,532,970
  Shareholder servicing, administration and general office expenses...........................       673,797
  Distribution assistance (Note 3)............................................................       577,267
  Equipment expense...........................................................................       106,255
  Professional fees...........................................................................        84,398
  Occupancy costs.............................................................................        41,693
  Stationery, printing and supplies...........................................................        84,093
  Trustee fees................................................................................        12,315
  Other expenses..............................................................................        80,920
                                                                                                 -----------
    Total Expenses............................................................................     3,193,708
                                                                                                 -----------
NET INVESTMENT INCOME.........................................................................   $ 7,762,495
                                                                                                 ============

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED         YEAR ENDED
                                                                               MAY 31, 1997       MAY 31, 1996
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
    Net investment income paid to shareholders as dividends (Note 1).......   $    (7,762,495)   $    (8,935,332)
                                                                              ---------------    ---------------
  FROM CAPITAL SHARE TRANSACTIONS (at net asset value of $1 per share):
    Net proceeds from sale of shares.......................................     1,254,673,650      1,383,537,294
    Net asset value of shares issued on reinvestment of dividends..........         7,762,495          8,935,332
                                                                              ---------------    ---------------
      Subtotal.............................................................     1,262,436,145      1,392,472,626
    Cost of shares redeemed................................................    (1,248,351,729)    (1,415,637,331)
                                                                              ---------------    ---------------
    Net increase (decrease) in net assets derived from capital share
     transactions and from investment operations...........................        14,084,416        (23,164,705)
NET ASSETS:
  Beginning of year........................................................       292,067,450        315,232,155
                                                                              ---------------    ---------------
  End of year..............................................................   $   306,151,866    $   292,067,450
                                                                              ===============    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

         RESERVE TAX EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND ("TRUST")

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

   The Trust is registered under the Investment Company Act of 1940 as a nondiversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

   A. The Trust's shares of beneficial interest authorized are unlimited and divided into six series, Interstate, Connecticut, Massachusetts, California, New Jersey and Florida Funds. These financial statements and notes apply only to the Interstate Fund ("Fund").

   B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trust uses amortized cost to value the Fund, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the days to maturity, irrespective of intervening changes in interest rates or market value of investments. The maturity of floating or variable rate instruments in which the Trust may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

   C. It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.

   D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.

   E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

   F. The Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

   G. The Fund had payables of $4,500,320 for securities purchased but not received at May 31, 1997.

2. MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH AFFILIATES:

   Reserve Management Company, Inc. ("RMCI") manages the Interstate portfolio's investments, as well as the investments of the Connecticut, Massachusetts, California, New Jersey and Florida Funds of the Reserve Tax-Exempt Trust, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million, and .40% of any excess over $2 billion of the average daily closing net assets of each Fund. Also, under the current Service Agreement, RMCI was reimbursed $1,083,471 during the year ended May 31, 1997 for expenditures made on behalf of the Fund for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Fund's business. At May 31, 1997, the Fund had accrued expenses of $26,415 due to RMCI.

3. DISTRIBUTION ASSISTANCE:

   Pursuant to a Distribution Plan, the Trust will make payments of up to .20% per annum of the average net asset value of the Trust qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.

4. INVESTMENT CONCENTRATION

   The Interstate Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of issuers of various states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 84.23% of the Interstate Funds investments were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.

         RESERVE TAX EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND ("TRUST")

5. MANAGEMENT'S USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

6. COMPONENTS OF NET ASSETS

   At 5/31/97, the Interstate Fund's net assets consisted of $306,152 par-value and $305,845,714 paid-in-capital.

                            ------------------------

                            FEDERAL TAX INFORMATION

   The dividends distributed by the Interstate Fund are exempt interest dividends for Federal tax purposes.

                            ------------------------

[CAPTION]

            TABLE OF CONTENTS
                                           PAGE
                                           ----
Shareholder Expenses.....................     2
Financial Highlights.....................     3
Yield....................................     3
Investment Objective and Policies........     3
Management...............................     5
How to Buy Shares........................     6
Shares of Beneficial Interest............     7
Daily Dividends..........................     7
Taxes....................................     7
Redemptions..............................     8
General Information......................     9
Report of Independent Accountants........    11
Financial Statements.....................    11

   Investors are advised to read and retain this Prospectus for future reference.


        Founders of

   "America's First
        Money Fund"
810 Seventh Avenue, New York, NY 10019-5868

GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION

800-637-1700   M   www.reservefunds.com


Distribution -- Resrv Partners, Inc.


RF/I-7/97


                          Founders of

                     "America's First
                          Money Fund"

       -------------------------------------------------------------------------
         ----------

       -------------------------------------------------------------------------
         ----------

                  INTERSTATE TAX-EXEMPT FUND

                                         General Information, Purchases and
                                         Redemptions

                                         ---------------------------------------
                                         24 Hour Yield and Balance Information

                                         ---------------------------------------


                                         Nationwide 800-637-1700



                         TAX-EXEMPT MONEY MARKET FUNDS
                                FOR RESIDENTS OF
                  NEW YORK, CALIFORNIA, CONNECTICUT, FLORIDA,
                   MASSACHUSETTS, NEW JERSEY AND PENNSYLVANIA



     The NEW YORK TAX-EXEMPT FUND of Reserve New York Tax-Exempt Trust and the CALIFORNIA TAX-EXEMPT, CONNECTICUT TAX-EXEMPT, FLORIDA TAX-EXEMPT, MASSACHUSETTS TAX-EXEMPT, NEW JERSEY TAX-EXEMPT, and PENNSYLVANIA TAX-EXEMPT FUNDS of Reserve Tax- Exempt Trust (the "Fund(s)") are money market funds whose investment objective is to seek as high a level of short-term interest income exempt from federal, state and local income and/or property taxes, if any, for resident holders of the particular state fund as is consistent with preservation of capital and liquidity.



    The Funds are designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.



    Each of the Funds invests principally in high-quality tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions.



    SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



    This Prospectus sets forth the information about the Funds which a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated July 31, 1997, providing further details about the Funds, has been filed with the Securities and Exchange Commission ("SEC"). It may be obtained without charge by writing or calling the Funds at 800-637-1700. The Statement of Additional Information is incorporated by reference into this Prospectus.


    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR OBLIGATIONS GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------


                        Prospectus dated July 31, 1997.

 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES


    The following table illustrates all expenses and fees that a shareholder of each Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1997.


                        SHAREHOLDER TRANSACTION EXPENSES

                              NEW YORK     CALIFORNIA    CONNECTICUT    FLORIDA      MASSACHUSETTS    NEW JERSEY    PENNSYLVANIA
                             TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT     TAX-EXEMPT      TAX-EXEMPT     TAX-EXEMPT
                                FUND          FUND          FUND          FUND           FUND            FUND          FUND**
                             ----------    ----------    ----------    ----------    -------------    ----------    ------------
Sales Load Imposed on
  Purchases...............      None          None          None          None            None           None           None
Sales Load Imposed on
  Reinvested Dividends....      None          None          None          None            None           None           None
Redemption Fees*..........      None          None          None          None            None           None           None
Exchange Fees.............      None          None          None          None            None           None           None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                              NEW YORK     CALIFORNIA    CONNECTICUT    FLORIDA      MASSACHUSETTS    NEW JERSEY    PENNSYLVANIA
                             TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT     TAX-EXEMPT      TAX-EXEMPT     TAX-EXEMPT
                                FUND          FUND          FUND          FUND           FUND            FUND          FUND**
                             ----------    ----------    ----------    ----------    -------------    ----------    ------------
Management Fees (after
  waiver).................       .50%          .50%          .50%          .50%           .46%            .50%           .50%
12b-1 Fees................       .18%          .20%          .16%          .15%           .03%            .19%           .20%
Other Operating Expenses
  Administration and
    Operations Expenses...       .32%          .27%          .27%          .34%           .25%            .32%
  Equipment...............       .03%          .04%          .03%          .04%           .03%            .04%
  Other...................       .01%          .02%          .01%          .01%           .02%            .01%           .30%
                                 ----         -----          ----         -----           ----           -----
Total Operating
  Expenses................      1.04%         1.03%          .97%         1.04%           .79%           1.06%          1.00%
                                 ====         =====          ====         =====           ====           =====



    The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly. These figures reflect a voluntary reduction of the management fee for the Massachusetts Tax-Exempt Fund by the Adviser. If there was no voluntary reduction, the management fee would be .50%. *A $2.00 fee will be charged on redemption checks issued by the Funds of less than $100 and a $10 fee will be charged for wire redemption of less than $10,000.



    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period. The example reflects the voluntary reduction of the management fee for the Massachusetts Tax-Exempt Fund by the adviser. **The Pennsylvania Tax-Exempt Fund plans to commence its operations during August 1997.



                                                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                  ------    -------    -------    --------
           New York Tax-Exempt Fund............................    $ 11       $33        $57        $127
           California Tax-Exempt Fund..........................    $ 11       $33        $57        $126
           Connecticut Tax-Exempt Fund.........................    $ 10       $31        $54        $119
           Florida Tax-Exempt Fund.............................    $ 11       $33        $57        $127
           Massachusetts Tax-Exempt Fund.......................    $  8       $25        $44        $ 98
           New Jersey Tax-Exempt Fund..........................    $ 11       $34        $58        $129
           Pennsylvania Tax-Exempt Fund........................    $ 10       $32        $55        $122


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


    The following information applies to a share of the Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and Reserve Tax-Exempt
Trust -- California, Connecticut, Florida, Massachusetts and New Jersey Tax-Exempt Funds outstanding throughout each period. It should be read in conjunction with the financial statements and related notes on page 16. Such information has been audited by Coopers & Lybrand L.L.P. as indicated in their report on page 16.


                                                             FOR FISCAL YEARS ENDED MAY 31,
NEW YORK TAX-EXEMPT    ----------------------------------------------------------------------------------------------------------
        FUND            1997       1996       1995       1994       1993       1992       1991       1990       1989       1988
--------------------   -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net asset value,
  beginning of
  year..............   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Income from
  investment
  operations........     .0352      .0381      .0352      .0249      .0281      .0421      .0563      .0616      .0600      .0476
Expenses............     .0105      .0105      .0099      .0099      .0103      .0104      .0105      .0100      .0103      .0102
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net investment
  income (1)........     .0247      .0276      .0253      .0150      .0178      .0317      .0458      .0516      .0497      .0374
Dividends from net
  investment
  income(1).........    (.0247)    (.0276)    (.0253)    (.0150)    (.0178)    (.0317)    (.0458)    (.0516)    (.0497)    (.0374)
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net asset value, end
  of year...........   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                       =======    =======    =======    =======    =======    =======    =======    =======    =======    =======
Total Return........      2.47%      2.76%      2.53%      1.50%      1.78%      3.17%      4.58%      5.16%      4.97%      3.74%

RATIOS/SUPPLEMENTAL
        DATA
--------------------
Net assets in
  thousands, end of
  year..............   153,180    125,454    152,906    148,387    149,785    156,567    148,079    120,142     90,378     86,749
Ratio of expenses to
  average net
  assets............      1.04%      1.04%       .98%       .98%      1.02%      1.03%      1.01%       .98%      1.00%      1.00%
Ratio of net
  investment income
  to average net
  assets............      2.43%      2.72%      2.48%      1.48%      1.76%      3.09%      4.43%      5.02%      4.86%      3.66%


                                                                                                   OCTOBER 17, 1994
                                                              YEAR ENDED      YEAR ENDED     (COMMENCEMENT OF OPERATIONS)
                CALIFORNIA TAX-EXEMPT FUND                   MAY 31, 1997    MAY 31, 1996        THROUGH MAY 31, 1995
----------------------------------------------------------   ------------    ------------    ----------------------------
Net asset value, beginning of year........................     $ 1.0000        $ 1.0000                $ 1.0000
                                                             ------------    ------------              --------
Income from investment operations.........................        .0341           .0379                   .0243
Expenses..................................................        .0102           .0106                   .0062
                                                             ------------    ------------              --------
Net investment income (1).................................        .0239           .0273                   .0181
Dividends from net investment income (1)..................       (.0239)         (.0273)                 (.0181)
                                                             ------------    ------------              --------
Net asset value, end of year..............................     $ 1.0000        $ 1.0000                $ 1.0000
                                                             ==========      ==========      ========================
Total Return..............................................         2.39%           2.73%                   1.81%

                 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------
Net assets in thousands, end of year......................       30,952          12,612                  11,088
Ratio of expenses to average net assets...................         1.03%           1.04%                   1.02%(2)
Ratio of net investment income to average net assets......         2.40%           2.67%                   2.95%(2)

CONNECTICUT                                             FOR FISCAL YEARS ENDED MAY 31,
TAX-EXEMPT    -------------------------------------------------------------------------------------------------------------------
   FUND        1997        1996        1995        1994        1993        1992        1991        1990        1989        1988
-----------   -------     -------     -------     -------     -------     -------     -------     -------     -------     -------
Net asset
  value,
  beginning
  of
  year.....   $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000
              -------     -------     -------     -------     -------     -------     -------     -------     -------     -------
Income from
 investment
  operations...   .0341     .0368       .0352       .0250       .0269       .0400       .0534       .0615       .0604       .0481
Expenses...     .0098       .0102       .0098(3)    .0086(3)    .0087(3)    .0091(3)    .0086(3)    .0083(3)    .0086(3)    .0092(3)
              -------     -------     -------     -------     -------     -------     -------     -------     -------     -------
Net
 investment
  income
  (1)......     .0243       .0266       .0254       .0164       .0182       .0309       .0448       .0532       .0518       .0389
Dividends
  from net
 investment
  income
  (1)......    (.0243)     (.0266)     (.0254)     (.0164)     (.0182)     (.0309)     (.0448)     (.0532)     (.0518)     (.0389)
              -------     -------     -------     -------     -------     -------     -------     -------     -------     -------
Net asset
  value,
  end of
  year.....   $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000
              =======     =======     =======     =======     =======     =======     =======     =======     =======     =======
Total
  Return...      2.43%       2.66%       2.54%       1.64%       1.82%       3.09%       4.48%       5.32%       5.18%       3.89%

RATIOS/SUPPLEMENTAL
DATA
-----------
Net assets
  in
 thousands,
  end of
  year.....    33,497      34,801      26,626     128,693     157,115     191,101     241,790     314,489     247,929     245,588
Ratio of
  expenses
  to
  average
  net
  assets...       .97%       1.01%        .89%(3)     .85%(3)     .86%(3)     .90%(3)     .85%(3)     .81%(3)     .84%(3)    .90%(3)
Ratio of
  net
 investment
  income to
  average
  net
  assets...      2.39%       2.61%       2.33%       1.62%       1.81%       3.05%       4.41%       5.17%       5.05%       3.81%


                                                                                           JUNE 24, 1996
                                                                                    (COMMENCEMENT OF OPERATIONS)
                             FLORIDA TAX-EXEMPT FUND                                    THROUGH MAY 31, 1997
---------------------------------------------------------------------------------   ----------------------------
Net asset value, beginning of period.............................................             $ 1.0000
                                                                                              --------
Income from investment operations................................................                .0321
Expenses.........................................................................                .0093
                                                                                              --------
Net investment income (1)........................................................                .0228
Dividends from net investment income (1).........................................               (.0228)
                                                                                              --------
Net asset value, end of period...................................................             $ 1.0000
                                                                                    ========================
Total Return (2).................................................................                 2.42%

                            RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Net assets in thousands, end of period...........................................                4,109
Ratio of expenses to average net assets (2)......................................                 1.04%
Ratio of net investment income to average net assets (2).........................                 2.39%

                                             FOR FISCAL YEARS ENDED MAY 31,                                JANUARY 22, 1990
    MASSACHUSETTS       -------------------------------------------------------------------------    (COMMENCEMENT OF OPERATIONS)
   TAX-EXEMPT FUND       1997       1996       1995       1994       1993       1992       1991          THROUGH MAY 31, 1990
---------------------   -------    -------    -------    -------    -------    -------    -------    ----------------------------
Net asset value,
  beginning of
  year...............   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000              $ 1.0000
                        -------    -------    -------    -------    -------    -------    -------               -------
Income from
  investment
  operations.........     .0338      .0362      .0335      .0227      .0257      .0386      .0551                 .0209
Expenses (3).........     .0079      .0086      .0070      .0052      .0048      .0045      .0032                 .0010
                        -------    -------    -------    -------    -------    -------    -------               -------
Net investment income
  (1)................     .0259      .0276      .0265      .0175      .0209      .0341      .0519                 .0199
Dividends from net
  investment income
  (1)................    (.0259)    (.0276)    (.0265)    (.0175)    (.0209)    (.0341)    (.0519)               (.0199)(4)
                        -------    -------    -------    -------    -------    -------    -------               -------
Net asset value, end
  of year............   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000              $ 1.0000
                        =======    =======    =======    =======    =======    =======    =======    ========================
Total Return.........      2.59%      2.76%      2.65%      1.75%      2.09%      3.41%      5.19%                 5.59%(2)

 RATIOS/SUPPLEMENTAL
        DATA
---------------------
Net assets in
  thousands, end of
  year...............    13,035      8,955     10,169     14,824     13,305      7,186      4,652                 2,140
Ratio of expenses to
  average net assets
  (3)................       .79%       .84%       .69%       .51%       .46%       .44%       .30%                  .29%(2)
Ratio of net
  investment income
  to average net
  assets.............      2.58%      2.71%      2.60%      1.73%      2.04%      3.28%      4.79%                 5.53%(2)


                                                                                                   OCTOBER 17, 1994
                                                              YEAR ENDED      YEAR ENDED     (COMMENCEMENT OF OPERATIONS)
                NEW JERSEY TAX-EXEMPT FUND                   MAY 31, 1997    MAY 31, 1996        THROUGH MAY 31, 1995
----------------------------------------------------------   ------------    ------------    ----------------------------
Net asset value, beginning of year........................     $ 1.0000        $ 1.0000                $ 1.0000
                                                             ------------    ------------              --------
Income from investment operations.........................        .0343           .0369                   .0330
Expenses..................................................        .0107           .0106                   .0087(3)
                                                             ------------    ------------              --------
Net investment income (1).................................        .0236           .0263                   .0243
Dividends from net investment income (1)..................       (.0236)         (.0263)                 (.0243)
                                                             ------------    ------------              --------
Net asset value, end of year..............................     $ 1.0000        $ 1.0000                $ 1.0000
                                                             ==========      ==========      ========================
Total Return..............................................         2.36%           2.63%                   2.43%

                 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------
Net assets in thousands, end of year......................       39,452          41,026                  21,607
Ratio of expenses to average net assets...................         1.06%           1.04%                   1.01%(2)(3)
Ratio of net investment income to average net assets......         2.33%           2.59%                   2.82%(2)


---------------
(1) Based on compounding of daily dividends. Not indicative of future results.
(2) Annualized.
(3) During these periods the Manager waived all or a portion of fees and expenses. If there were no reductions in expenses, the actual expenses for the Connecticut Fund would have been .10% higher and the actual expenses for the Massachusetts Fund would have been .04%, .05%, .11%, .43%, .50%, .50%, .50% and .50% higher and .01% higher for the New Jersey Fund.
(4) .01c per share represents distributions of taxable income.

                                     YIELD


    For the seven calendar days ended May 31, 1997, the current and effective yields for the Funds were as follows:



                                                                                 CURRENT YIELD    EFFECTIVE YIELD
                                                                                 -------------    ---------------
    New York Tax-Exempt Fund..................................................       2.80%             2.84%
    California Tax-Exempt Fund................................................       2.76%             2.80%
    Florida Tax-Exempt Fund...................................................       2.79%             2.82%
    Connecticut Tax-Exempt Fund...............................................       2.71%             2.75%
    Massachusetts Tax-Exempt Fund.............................................       3.02%             3.07%
    New Jersey Tax-Exempt Fund................................................       2.81%             2.85%


    Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized, that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

    The Funds may also quote tax equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal a Fund's tax-free yield. The tax equivalent yield is calculated by dividing a Fund's current or effective yield by the result of one minus a stated federal and/or state and local tax rate.

                       INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of each of the Funds is to seek as high a level of short-term interest income exempt from federal, state and local income taxes, if any, as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of a Fund as defined in the Investment Company Act of 1940 ("1940 Act").


    Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. There can be no assurance that any of the Funds will achieve its investment objective.


    These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself ("Municipal Obligations"). They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Each Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of the value of each Fund's assets will be invested in Municipal Obligations which are exempt from federal, state and, with respect to the New York Tax-Exempt Fund, local income taxes and, with respect to the Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless it has adopted a temporary defensive position. In addition, during periods when the Funds' Investment Adviser believes that Municipal Obligations meeting each respective Fund's quality standards are not available, a Fund may invest up to 20% of the value of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.



    Each Fund may purchase floating and variable rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case usually upon not more than seven (7) days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit support arrangements provided by banks. The Funds may invest any portion of their assets in floating and variable rate demand notes secured by bank letters of credit or other credit support arrangements. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. A Fund will not invest more than 10% of the value of its assets in floating or variable rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven (7) days' notice.

    In view of the investment of each of the Funds in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, an investment in a Fund's shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.



    Each Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's Investment Adviser to those rated securities in which the Funds may invest pursuant to guidelines established by their Boards of Trustees.



OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a commitment to repurchase the securities at a Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such standby commitment and fail to pay the exercise price, a Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with a standby commitment exceeded the current value of the underlying Municipal Obligation. If a bank or other municipal securities dealer defaults under its standby commitment, the liquidity of the security subject to such commitment may be adversely affected.



    Municipal Obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such Municipal Obligations. During the period between the purchase and settlement dates, no payment is made by a Fund to the issuer and no interest accrues to a Fund on such securities. To the extent that assets of a Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, a Fund will earn no income, however, it is each Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. The Investment Adviser does not believe that a Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued basis.



    The Funds may purchase participation interests in Municipal Obligations from financial institutions. A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.



    The Tax Reform Act of 1986 ("the Act") subjects interest received on certain otherwise tax-exempt securities ("private activity bonds") to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of each Fund to the AMT. However, as of the date of this Prospectus, each Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.



    Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.



    From time to time a Fund may invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States government, its agencies or instrumentalities ("U.S. Governments"), deposit-type obligations, acceptances, letters of credit of Federal Deposit Insurance Corporation member banks and instruments fully collateralized by such obligations. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of each Fund will be invested in Taxable Investments at any time. A Fund may enter into repurchase agreements with regard to the taxable obligations listed above. Although a Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.


    The Fund's Investment Adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, each Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.



    The principal risk factors associated with investment in each Fund are the risk of fluctuations in short-term interest rates, the risk of default among one or more issuers of securities which comprise a Fund's assets and the risk of non-diversification. As a non-diversified investment company, each Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.



    Each Fund's concentration in securities issued by the respective state and its political subdivisions involves greater risks than a fund broadly invested across many states and municipalities.



RISK FACTORS IN CONCENTRATING IN CALIFORNIA. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State was plagued by recurring budget deficits. As of June 30, 1994, according to California's Department of Finance, the State's special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. As a result of the deterioration in the State's budget and cash situation, between October 1991 and July 1994, the ratings on the State's general obligation bonds were reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch from AAA to
A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on or repay principal of such obligations. However, since 1993 the State's financial and economic condition suggests that California, following a period of stability, is in the midst of a recovery. The General Fund GAAP-basis deficit has been reduced from a peak of $4.6 billion in 1992-93 to $2.1 billion at fiscal 1996. In addition, the gap between the national and California unemployment rate narrowed from 3.4% in 1994 to 1.9% at the close of 1996.



RISK FACTORS IN CONCENTRATING IN CONNECTICUT. Specifically, the credit quality of the Connecticut Tax-Exempt Fund will depend on the continued financial strength of the State of Connecticut and its political subdivisions. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligations Economic Recovery Notes. Moreover, as of June 30, 1995 and 1996, the General Fund had cumulative deficits under GAAP of $576.9 million and $639.9 million, respectively. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. In April 1990, Moody's downgraded Connecticut's bonds from Aa1 to Aa (since refined to Aa3 in March 1997). In March 1995, Fitch downgraded Connecticut's bonds from AA+ to AA.



RISK FACTORS IN CONCENTRATING IN FLORIDA. You should consider carefully the special risks inherent in the Fund's investment in Florida Municipal Obligations. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the legislature provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1995-96 estimated General Revenue and Working Capital and Budget Stabilization funds available totaled $15.311 billion, a 3.3% increase over 1994-95, resulting in unencumbered reserves of approximately $502.7 million at the end of fiscal 1995-96. General Revenue and Working Capital and Budget Stabilization funds available for fiscal 1996-97 are estimated to total $16.095 billion, a 5.1% increase over 1995-96, resulting in unencumbered reserves of approximately $518.2 million at the end of fiscal 1996-97.



RISK FACTORS IN CONCENTRATING IN MASSACHUSETTS. Specifically, the credit quality of the Massachusetts Tax-Exempt Fund will depend on the continued financial strength of the Commonwealth of Massachusetts and its political subdivisions. Since 1989, Massachusetts has experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates. Massachusetts' economic and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts Municipal Obligations. The State's operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.25 billion, respectively, were covered primarily through deficit borrowings and a fiscal 1991 operating loss of $21 million was covered by drawing on the adjusted 1990 fund balance of $258 million. However, Massachusetts ended fiscal years 1992 through 1996 with a positive fiscal balance in its general operating funds. At present, Massachusetts' general obligation bonds are rated by S&P, Fitch and Moody's A+, A+ and A1, respectively.



RISK FACTORS IN CONCENTRATING IN NEW JERSEY. The State's economy performed strongly for much of the 1980s. Like much of the Northeast in the 1980s, the State's economy outpaced national trends. However, from 1989 to 1992, the State's economic performance trailed the rest of the nation. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a peak of 8.5% during 1992. Since then, the State's unemployment rate fell to an average of 6.4% during 1995 and 6.1% for the four-month period from May 1996 through August 1996. In July 1991, S&P lowered its rating for the State's general obligation debt from AAA to AA+. The State's general obligation debt is rated AA+ and Aa1 by Fitch and Moody's, respectively.



RISK FACTORS IN CONCENTRATING IN NEW YORK. You should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high-interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal years 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal years 1993 through 1996, the State recorded balanced budgets on a cash-basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's. As of February 1997, New York State's general obligation debt is rated A2 by Moody's. In January 1992, S&P lowered its ratings of New York State general obligation bonds from A to A- and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region.



RISK FACTORS IN CONCENTRATING IN PENNSYLVANIA. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time, Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. For example, the financial condition of the City of Philadelphia had impaired its ability to borrow and resulted in its obligations generally being downgraded below investment grade by the major rating services. Other factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws governing tax-exempt financing. Currently, Pennsylvania's general obligation bonds are rated AA-, AA-and A1 by S&P, Fitch and Moody's, respectively. The Adviser does not believe that the current economic conditions in Pennsylvania will have a significant adverse effect on the Fund's ability to invest in high-quality Pennsylvania Municipal Obligations.

    The Statement of Additional Information further discusses risk factors in concentrating in securities issued by the respective states and their political subdivisions for each Fund.


                                   MANAGEMENT


INVESTMENT MANAGEMENT AGREEMENT. Since November 15, 1971 Reserve Management Company, Inc. ("Adviser") and its affiliates have provided investment advice to The Reserve Funds which currently have assets of approximately $4 billion, pursuant to an Investment Management Agreement. Under the Agreement, the Adviser manages the Funds and invests in furtherance of its objectives and policies subject to the overall control and direction of the Funds' Board of Trustees.



    As compensation for these services, the Adviser receives a management fee which is a percentage of the average daily net assets of each Fund, calculated as follows: (i) .50% per annum of the first $500 million of average daily net assets, (ii) .475% per annum of the next $500 million of such assets; (iii) .45% per annum of the next $500 million of such assets; (iv) .425% per annum of the next $500 million of such assets; and (v) .40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1997, the Adviser received management fees of .50% of the average net assets of the New York, California, Connecticut, Florida, New Jersey Tax-Exempt Funds and .46% of the Massachusetts Tax-Exempt Fund. During the year, the Adviser voluntarily agreed to a reduction of the management fee for the Massachusetts Tax-Exempt Fund.



    The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters as to which the Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser.



SERVICE AGREEMENTS. The Adviser furnishes to each Fund pursuant to a Service Agreement, at cost, all personnel required for the operations of each Fund such as executive, administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which each Fund reimburses the Adviser includes salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization on loans which finance equipment used by the Funds, and all other expenses for the conduct of each Fund's affairs. Affiliates of the Adviser may provide some of these services. Each Fund also reimburses the Adviser for: brokerage fees and commissions, interest charges and taxes, the cost of registering for sale, issuing and redeeming the Fund's shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders, and the fees and expenses of the Funds' custodians, auditors, lawyers and disinterested Trustees.



    The Adviser has agreed to repay each Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Funds. The Service Agreements are nonassignable and continue until terminated by either party on 120 days' notice.



TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the shareholders of Reserve Tax-Exempt Trust or Reserve New York Tax-Exempt Trust.


TRANSFER AGENT AND DIVIDEND PAYING AGENT. Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust act as their own transfer agent and dividend paying agent.

                               HOW TO BUY SHARES


METHOD OF PAYMENT. The minimum initial investment is $1,000 and $250 for subsequent investments (denominated in U.S. dollars). An initial purchase must be accompanied by an Application or equivalent information. For clients of certain broker-dealers and financial institutions, shares may be purchased directly through such Firm. You can buy shares of the Funds each business day at the net asset value determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with the Federal Reserve Bank System). Payments must be made:



    - By check (drawn on a U.S. bank) payable to The Reserve Funds, 810 Seventh Avenue, New York, NY 10019-5868. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check-made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.



    - By wire -- Prior to calling your bank, call the Funds for specific instructions at 800-637-1700 or the broker-dealer or financial institution ("Firm") from which you received this Prospectus.

    Checks and wires which do not correctly identify the Fund and account to be credited may be returned or delay the purchase of shares. Because each Fund must pay for its securities purchases on the same day in Federal Funds, only Federal Funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For Federal Funds wires to be eligible for same-day order entry, a Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal Funds will be entered as of the business day when covering Federal Funds are received or bank checks are converted into Federal Funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 11:00 AM will be considered received the next business day. A fee will be charged if any check used for investment in your account does not clear.



    Any monies which cannot be credited to an account by the end of the business day following that on which Federal Funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Funds also reserve the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Funds will only accept purchase checks in excess of $100 which are payable to The Reserve Funds or payable to the shareholder/payee of the check and endorsed to The Reserve Funds. The Funds do not accept travelers checks.



RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 minimum) from a checking, NOW, or bank money market deposit account or from a U.S. government distribution ($25 minimum) such as Social Security, federal salary, or certain veterans' benefits, or other payments from the federal government. Call the Funds at 800-637-1700 for an application.



NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV"). The NAV of each Fund is calculated at the close of each business day (normally 4:00 PM New York time) by taking the sum of the value of each Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange is closed for trading and bank holidays in New York State which include Martin Luther King's Birthday and Columbus Day. It is the policy of each Fund to seek to maintain a stable NAV of $1.00 per share although this share price is not guaranteed.



DISTRIBUTOR. The Distributor of the Funds is Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Adviser.



EXCHANGE PRIVILEGE. The shares offered by this Prospectus may be exchanged for shares in other Reserve money market funds at net asset value. Shares to be acquired in an exchange must be registered for sale in the investor's state. The exchange privilege described under this heading may not be available to clients of some Firms and some Firms may impose conditions on their clients which are different from those described in this Prospectus. In addition, this exchange privilege may be modified or terminated at any time, or from time to time, upon sixty (60) days' notice to shareholders.



DISTRIBUTION AND SERVICE PLAN. Accounts may be opened through brokers, financial intermediaries and institutions ("Firms"), some of which participate in each Fund's Plan of Distribution ("Plan"). Under Rule 12b-1 of the 1940 Act, each Fund makes assistance payments at an annual rate of .20% of net assets, substantially all of which are paid to those Firms for distribution assistance and administrative services provided to the Funds. The Adviser is required by the Plan to pay an equivalent amount and may, at its discretion, pay additional amounts based upon assets committed to the Funds by such Firms. The Plan does not permit the carrying over of payments from year to year. The Adviser also reimburses Firms for a portion of their costs for advertising and marketing of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares.



CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of a Fund's shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold a Fund's shares in nominee or street name on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Some Firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firm or may only be available subject to certain conditions and limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees, and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.

                         SHARES OF BENEFICIAL INTEREST


    Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust were organized as Massachusetts business trusts on January 25, 1983, and July 12, 1983, respectively, and are open-end management investment companies commonly known as mutual funds. At the date of this Prospectus, there were seven separate series of Reserve Tax-Exempt Trust authorized and outstanding and one separate series of Reserve New York Tax-Exempt Trust ("Trust(s)") authorized and outstanding. Additional series may be added in the future by each Trust's Board of Trustees. Each Trust is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each Trust are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective series upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new Investment Advisory Agreement or changing the fundamental investment policies of a Fund) or by a Declaration of Trust.



    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust of Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust provides, in substance, that no shareholder or a Trustee shall be personally liable for a Trust's, and each separate investment portfolio's obligations to third parties, and that every written contract made by the Trust or a Fund shall contain a provision to that effect. Each Declaration of Trust also requires a Trust to indemnify shareholders and Trustees against such liabilities and any related claims or expenses.


                                DAILY DIVIDENDS


    Each Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder.


                                     TAXES


    To maintain its regulated investment company status for federal income tax purposes, each Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax liability. Dividends derived from the interest earned on Municipal Obligations constitute "tax-exempt interest dividends" and are not subject to federal income taxes. To the extent a Fund invests in Municipal Obligations issued by its respective state or political subdivision thereof, dividends derived from the interest thereon is not subject to state and, with respect to the New York Tax-Exempt Fund, local income taxes.



    Shareholders of the Florida Tax-Exempt Fund that are subject to the Florida intangibles tax will not be required to include the value of their Fund shares in their taxable intangible property if all of the Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. government obligations. As described earlier, the Fund will normally attempt to invest substantially all of its assets in securities which are exempt from the Florida intangibles tax.



    However, if the portfolio consists of any assets which are not so exempt on the annual assessment date, only the portion of the shares of the Fund which relate to securities issued by the United States and its possessions and territories will be exempt from the Florida intangibles tax, and the remaining portions of those shares will be fully subject to the intangibles tax, even if they partly relate to Florida tax-exempt securities.



    In a majority of states that have an income tax, dividends paid by a mutual fund attributable to investments in a particular state's Municipal Obligations are exempt from both federal and that state's income tax. If Florida were to adopt an income tax in the future, and assuming that its income tax policy with respect to mutual funds investing in Florida state and local Municipal Obligations would be similar to the general tax policy of other states, dividends paid by the Fund would be exempt from Florida state income tax. A constitutional amendment approved by referendum would be required before an individual income tax could be imposed.



    Shares of the Pennsylvania Tax-Exempt Fund are exempt from Pennsylvania county personal property taxes to the extent that the Fund's portfolio consists of Pennsylvania Municipal Obligations and direct obligations of the U.S. government.



    Shareholders are advised to retain all statements to maintain accurate records of their investments. If any dividends are not exempt from federal, state or local income taxes, shareholders will be advised of the percentage by February of the following year. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

                                  REDEMPTIONS


TIME AND METHOD OF REDEMPTION. Shares of each Fund are redeemed at their net asset value determined after receipt by the Fund of a request in proper form. Each Fund usually transmits payment the same day when requests are received before 11:00 AM (New York time) and the next day for requests received after 11:00 AM, however, this is not always possible, and transmission of redemption proceeds may be delayed. Orders received after 11:00 AM are not processed until the next business day to enable shareholders to receive additional dividends. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected, regardless of whether the redemption order is received before or after 11:00 AM.



WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but do not require) that each redemption, written or by telephone, be at least $1,000, except for redemptions which are intended to liquidate the account. A shareholder will be charged $2 for redemption checks issued for less than $100. The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests will be accepted by calling 800-637-1700. A Fund may be liable for any losses caused by its failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder on the Application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of a Fund were purchased or, if purchased directly from a Fund it is necessary to send a written request to the Fund with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Funds will waive the signature guarantee requirement on a redemption request once every thirty (30) days if all of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.


    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.


CHECKING, VISA AND ATM ACCESS. The Funds offer a comprehensive package of services which enhance access to your account. By completing the Application or a signature card (for existing accounts) and certain other documentation if the owner of record is a fiduciary, corporation, partnership, trust or other organization, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Funds. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment, otherwise, you may use your Reserve checking account as you would any checking account. Your checks will be returned (bounced) and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient funds. All transaction activity, including check redemptions, will be reported on your account statement. A fee will be charged for providing check copies. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms and a Firm may establish its own minimum check amount. Reserve VISA cards provide access to your Reserve balances and margin line for worldwide purchasing power and cash at over 250,000 ATMs. For more information call 800-637-1700.



STOP PAYMENTS. The Funds will honor stop payment requests on unpaid shareholder checks provided they are advised of the correct check number, payee, check amount, and date. Stop payment requests received by the Funds by 2:00 PM (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.



AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may, upon written notice, participate in either of the following:
(i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares from your account to make a specified monthly, quarterly or annual payment of a fixed amount. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Funds may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.



AUTOMATIC TRANSFER PLANS. You may redeem shares of a Fund by telephone (minimum $100) if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the redemption request. The Funds may, in the future, impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.



RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the New York Stock Exchange is closed (other than for customary closings), (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten (10) business days. Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two (2) business days after the purchase.


                              GENERAL INFORMATION


JOINT OWNERSHIP. When an account is registered in the name of one person and another, for example a husband and wife, either person is entitled to redeem shares in the account. The Application provides that persons so registering their account indemnify and hold the Funds harmless for actions taken by either party.



USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and Statement of Additional Information about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or Statement of Additional Information.



REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.



SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds will either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.



RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24 hour toll-free telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions you will receive. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.



INQUIRIES. Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to the Funds.



SPECIAL SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks and special research services.



CASH PERFORMANCE ACCOUNT (CPA). A Reserve CPA can be used for everything from daily expenses to the special luxuries of life -- or just to have cash when you need it. It's the smartest way to manage your money -- keep it in a Reserve Cash Performance Account. For more information see page 13, Checking, VISA and ATM Access, or call 800-637-1700.



PERFORMANCE. The Funds may compare its performance to other income producing alternatives such as (i) money market funds (based on yields cited by IBC's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts and NOW accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of any Fund is not insured by the Federal Deposit Insurance Corporation.



    Yield information is useful in reviewing each Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.



                            ------------------------


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

    To the Shareholders and the Board of Trustees of Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and Reserve Tax-Exempt Trust -- California, Connecticut, Florida, Massachusetts and New Jersey Tax-Exempt Funds:


    We have audited the accompanying statements of net assets of the Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and the California, Connecticut, Florida, Massachusetts and New Jersey Tax-Exempt Funds, (five of the series constituting Reserve Tax-Exempt Trust) and the statement of assets and liabilities of the Florida Tax-Exempt Fund as of May 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended except for the Florida Tax-Exempt Fund for which the period was from June 24, 1996 (commencement of operations) to May 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the respective Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and the California, Connecticut, Florida, Massachusetts and New Jersey Tax-Exempt Funds of Reserve Tax-Exempt Trust as of May 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

New York, New York
June 27, 1997

          RESERVE NEW YORK TAX-EXEMPT TRUST--NEW YORK TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997

                                                                                                    PRINCIPAL
                                                                                    MATURITY          AMOUNT            VALUE
                            DESCRIPTION OF SECURITY                                   DATE        (IN THOUSANDS)       (NOTE 1)
-------------------------------------------------------------------------------    ----------     --------------     ------------
Bleecker HDC Terrace Apt Project S85, 3.85%(a).................................      7/1/2015         $2,515         $  2,532,168
Brockport CSD GOB, 5.375%......................................................     6/15/1997            900              922,973
Buffalo RAN, 4.25%.............................................................     7/15/1997          1,000            1,024,051
Eagle Tax-Exempt Trust COP Series 1994C-2 Class A, 4.01%(a)....................     6/15/2018          3,000            3,051,512
Erie County RAN, 4.25%.........................................................    11/19/1997          2,000            2,051,014
Guilderland IDA for North Eastern Industrial Park Series 1993 A, 4%(a).........     12/1/2008          3,600            3,613,468
Jefferson County IDA for Watertown Carthage, 3.75%(a)..........................     12/1/2012          3,500            3,511,507
Metropolitan Transportation Authority Commuter Facilities Revenue Bonds
    Series 1991, 3.95%(a)......................................................      7/1/2021          5,800            5,821,277
Monroe-Woodbury GOB, 5.625%....................................................     5/15/1998            640              651,376
Montgomery County IDA for Service Merchandise Co., 3.75%(a)....................    12/31/2024          1,600            1,602,959
Nassau County BAN, 4.50%.......................................................     8/15/1997          2,000            2,066,924
New York City GOB, 3.75%(a)....................................................      8/1/2014          1,500            1,503,082
New York City GOB Fiscal 96 Series J2, 3.75%(a)................................     2/15/2016          9,000            9,017,568
New York City GOB Custodial Receipts Series A31, 4%(a).........................      7/2/2000          4,000            4,049,375
New York City GOB Fiscal 1994 Series A, 4%(a)..................................      8/1/2022          5,380            5,380,590
New York City GOB Series A, 4%(a)..............................................      8/1/2023          2,800            2,800,307
New York City GOB Series B, 3.85%(a)...........................................     8/15/2024          3,400            3,400,358
New York City GOB Series B1, 3.85%(a)..........................................     8/15/2024          8,000            8,000,844

          RESERVE NEW YORK TAX-EXEMPT TRUST--NEW YORK TAX-EXEMPT FUND

                                                                                                    PRINCIPAL
                                                                                    MATURITY          AMOUNT            VALUE
                            DESCRIPTION OF SECURITY                                   DATE        (IN THOUSANDS)       (NOTE 1)
-------------------------------------------------------------------------------    ----------     --------------     ------------
New York City GOB Series B4, 4.20%(a)..........................................     8/15/2022         $  700         $    700,081
New York City GOB Series C4-97, 4%(a)..........................................      8/1/1997          1,000            1,000,110
New York City GOB Series C4-98, 4%(a)..........................................      8/1/1998          1,000            1,000,110
New York City GOB Series D, 3.85%(a)...........................................      2/1/2020            300              300,032
New York City GOB Series E4, 4%(a).............................................      8/1/2021          1,000            1,000,110
New York City GOB Series E4, 4%(a).............................................      8/1/2022          3,800            3,800,416
New York City GOB Series E5, 4%(a).............................................      8/1/2010          1,000            1,000,110
New York City GOB Series E5, 4%(a).............................................      8/1/2017          1,000            1,000,110
New York City GOB Series E5, 4%(a).............................................      8/1/2019          1,000            1,000,110
New York City GOB Series E6, 4%(a).............................................      8/1/2019          1,900            1,900,208
New York City GOB Fiscal 1994 Series E2, 4%(a).................................      8/1/2020          2,000            2,000,219
New York City HDC for Carnegie Park Project Series A, 4.50%(a).................     12/1/2016          1,410            1,410,176
New York City HDC for Columbus Green Project, 4.50%(a).........................     12/1/2009            900              900,113
New York City IDA for Goodwill Project, 3.80%(a)...............................      3/1/2000            955              957,667
New York City IDA for Stroheim & Roman, 3.85%(a)...............................     12/1/2015          1,500            1,513,759
New York State ERD for Brooklyn Union Gas, 3.80%(a)............................     12/1/2020          2,000            2,005,606
New York State ERD/PCR for LILCO Series 85B, 3.60%(a)..........................      3/1/2016          3,000            3,027,230
New York State ERD/PCR for Niagara Mohawk Power Plant, 4.20%(a)................      7/1/2015          2,100            2,100,242
New York State ERD/PCR for Rochester Gas & Electric Corporation, 3.55%(a)......     10/1/2014          3,000            3,009,337
New York State ERD/PCR for Rochester Gas & Electric R&D, 3.60%(a)..............    11/15/2015          3,000            3,005,283
New York State Job Development Authority Series F, 4.05%(a)....................      3/1/1999            495              496,758
New York State Local Government Assistance 1993A, 3.80%(a).....................      4/1/2022         10,000           10,035,370
New York State Local Government Assistance Series B, 3.80%(a)..................      4/1/2025          3,900            3,913,901
North Hempstead BAN, 4.25%.....................................................     2/26/1998          4,287            4,348,117
Onondaga County IDR for Edgecomb Metals Project, 3.85%(a)......................     11/1/2009          1,100            1,103,636
Onondaga County IDR for McLane Co. Project, 4.15%(a)...........................     11/1/2004          2,100            2,107,747
Onondaga County IDR for McLane Co. Project, 4.35%(a)...........................     11/1/2004            460              461,707
Onondaga County IDR for Pass and Seymour, Inc. Project, 3.55%(a)...............     6/15/1997          1,900            1,903,326
Oppenheim-Ephreta GOB, 5.125%..................................................     6/15/1997          2,500            2,624,752
Oyster Bay BAN, 4%.............................................................     2/27/1998            675              682,178
Riverhead TAN, 4.25%...........................................................     6/26/1997          3,000            3,119,685
Roslyn BAN, 4%.................................................................    10/15/1997          2,600            2,651,801
Sands Point BAN, 3.80%.........................................................    11/20/1997          1,500            1,530,971
Suffolk County IDA for Target Rock Corporation Revenue Bonds, 3.75%(a).........      2/1/2007          1,500            1,500,154
Suffolk County IDA for Satellite Transmission Systems, Inc., 4.05%(a)..........     11/1/2007          1,630            1,636,044
Syossett BAN, 4.25%............................................................     7/18/1997          1,700            1,763,573
Syracuse BAN, 3.90%............................................................    12/19/1997          2,000            2,036,838
Syracuse IDA for General Accident Insurance Co. Project, 3.80%(a)..............     12/1/2003          4,550            4,550,000
Triboro Bridge and Tunnel Authority Special Obligation Series 1994, 3.85%(a)...      1/1/2024          4,800            4,817,174
Yonkers IDA Civic Revenue Bonds for Consumers Union, 3.70%(a)..................      7/1/2019          1,400            1,403,823
Yonkers IDR for Consumers Union Facility, 3.70%(a).............................      7/1/2021          4,500            4,512,291
                                                                                                                     ------------
Total New York Fund Investments (98.47%) (Cost $149,922,624)...................                                       150,832,228
Other assets, less liabilities (1.53%).........................................                                         2,347,856
                                                                                                                     ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 153,180,084 shares of beneficial interest of $.001 par
  value outstanding............................................................                                      $153,180,084
                                                                                                                     ============

------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST--CALIFORNIA TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997

                                                                                                  PRINCIPAL
                                                                                   MATURITY         AMOUNT           VALUE
                            DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)     (NOTE 1)
-------------------------------------------------------------------------------   ----------    --------------    -----------
Anaheim COP, 3.70%(a)..........................................................     8/1/2019        $  250        $   252,888
California Community Development Authority Series A3, 3.65%(a).................    5/15/2025         2,200          2,204,069
California HFA for Sutter Health Series 1990 B, 3.85%(a).......................     3/1/2020           400            400,042
California Modesto Santa Clara Redding Public Power, 3.25%(a)..................     7/1/2022           300            300,855
California RAN, 3.80%..........................................................    6/30/1997           400            401,403
California School District Cash Reserve Program Series A, 4.75%................     7/2/1997           500            522,088
East Bay Municipal Water and Sewer Utility, 6%(a)..............................     6/1/1998           500            510,318
Foothill/Eastern Transportation Toll Road Revenue Bonds Series 95C, 3.70%(a)...     1/2/2035         1,000          1,003,467
Foothill/Eastern Transportation Toll Road Revenue Bonds, 3.75%(a)..............     1/2/2035           500            501,755
Grand Terrace HFA for Community Redevelopment Agency, 3.95%(a).................    12/1/2011         1,300          1,303,807
Hemet MHR for Sunwest Resort Village, 4%(a)....................................     7/1/2006         1,500          1,510,570
Hermosa Beach EDA for Parking District Facility Project, 3.70%(a)..............    12/1/2023         2,000          2,005,444
Irvine Improvement Bond Assessment District 85, 3.70%(a).......................     9/2/2011         2,000          2,000,203
Irvine Ranch PCR for Water District Election #282, 3.70%(a)....................   11/15/2013           500            500,051
Lancaster MHR for Westwood Park Apartments 1985, 3.70%(a)......................    12/1/2007           500            501,766
Los Angeles Community Redevelopment Agency for Baldwin Hills, 3.80%(a).........    12/1/2014           400            401,129
Los Angeles Community Redevelopment for Promenade Towers Series 1989,
  3.85%(a).....................................................................     4/1/2009           400            402,684
Los Angeles Custodial Receipts, 4%(a)..........................................     7/1/2005         1,290          1,309,657
Los Angeles Housing Authority Malibu Meadows Project Series 91-A, 3.95%(a).....    12/1/2015           200            200,735
Los Angeles IDA for International Airport Authority, 4%(a).....................    12/1/2025         1,000          1,000,110
Los Angeles USD TRAN, 4.50%....................................................    6/30/1997           500            520,970
Los Angeles Waste-Water Bond, 8.125%(a)........................................    11/1/1997           500            522,705
Orange County Apartment Development Revenue Bonds Issue A of 1991, the Lakes
  Project 3.80%, Letter of Credit with Citibank(a).............................    12/1/2006         1,000          1,003,568
Orange County Sanitation District Capital Improvement Program 1990-92, 3.75%
  Letter of Credit with National Westminster(a)................................     8/1/2015           200            200,021
Pasadena IDA for Rose Bowl Improvement Project, 3.70%(a).......................    12/1/2011           600            602,089
Pico Rivera Community Redevelopment Agency for Rainer Fund Crossroads Plaza
  Project, 3.75%(a)............................................................    12/1/2010           700            702,016
Puerto Rico GOB, 3.60%.........................................................    6/12/1997         1,000          1,005,326
Redlands COP, 3.80%(a).........................................................     9/1/2015         1,000          1,003,536
San Bernadino HFR for Alta Park Project, 4%(a).................................     5/1/2006           500            501,849
San Bernadino IDA for Gate City, 4.45%(a)......................................     3/1/2005           200            200,024
San Francisco HFR for Yerba Buena Gardens, 3.75%(a)............................     9/1/2006         1,000          1,003,474
San Joaquin USD TRAN, 4.50%....................................................    1/15/1998         1,000          1,033,515
San Jose HFR Redevelopment Agency, 3.80%(a)....................................     7/1/2026         1,700          1,705,878
San Mateo USD TRAN, 4.50%......................................................     7/1/1997           500            520,922
Santa Clara Electric Revenue Bonds Series 85C, 3.80%(a)........................     7/1/2010           400            401,414
Santa Clara El Cammino Hospital District, 3.75%(a).............................     8/1/2015           200            200,681
Union City MHR for Skylark Apartments, 4%(a)...................................    11/1/2007         1,200          1,202,398
Upland MHR Community Redevelopment Bonds Series B for Northwood Project,
  4.45%(a).....................................................................     3/1/2014           300            303,174
Vista MHR for Shadow Ridge Apartments Project, 3.90%(a)........................     5/1/2005           800            802,828
                                                                                                                  -----------
Total California Fund Investments (99.09%) (Cost $30,495,520)..................                                    30,669,429
Other assets, less liabilities (.91%)..........................................                                       282,967
                                                                                                                  -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 30,952,396 shares of beneficial interest of $.001 par
  value outstanding............................................................                                   $30,952,396
                                                                                                                  ===========

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

             RESERVE TAX-EXEMPT TRUST--CONNECTICUT TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997


                                                                                                    PRINCIPAL
                                                                                    MATURITY          AMOUNT            VALUE
                            DESCRIPTION OF SECURITY                                   DATE        (IN THOUSANDS)      (NOTE 1)
-------------------------------------------------------------------------------    ----------     --------------     -----------
Beacon Falls BAN, 4.25%........................................................    10/23/1997         $1,000         $ 1,027,880
Connecticut DAI for Allen Group Inc., 3.80%(a).................................      2/1/2013          1,400           1,404,664
Connecticut DAI for Conco Medical Co. Project Series 85, 3.85%(a)..............     11/1/2005            700             702,477
Connecticut DAI for General Accident Insurance Co., 3.80%(a)...................     12/1/2013          1,700           1,700,000
Connecticut DAI for Martin Brower Corp. Series 1985, 3.65%(a)..................      5/1/2005            170             170,577
Connecticut DAI for Regional YMCA Project, 4.65%(a)............................      6/1/2008            550             551,648
Connecticut DAI for Trudy Corporation Project, 3.75%(a)........................      9/1/2009            600             601,973
Connecticut DAI for Zotos International Project, 4.05%(a)......................     12/1/2004          1,655           1,660,876
Connecticut Development Authority Health Care Revenue Bonds for
    Independent Living Project 1990 Series, 3.70%(a)...........................      7/1/2015          1,945           1,951,771
Connecticut Development Authority PCR for Central Vermont Public
    Service, 3.55%(a)..........................................................     12/1/2015          1,400           1,404,357
Connecticut Development Authority PCR for Connecticut Light and
    Power Project Series 1993, 3.80%(a)........................................      9/1/2028          1,300           1,304,668
Connecticut Development Authority PCR for Western Massachusetts
    Electric Co. Series 1993A, 3.75%(a)........................................      9/1/2028          1,700           1,705,987
Connecticut HEF for Charlotte Hospital Series B, 3.60%(a)......................      7/1/2010            600             602,026
Connecticut HEF for Kingswood Oxford School Issue Series A, 4.65%(a)...........      2/1/2009            490             491,998
Connecticut HEF for New Haven Hospital RAW Series E, 3.80%(a)..................      6/1/2012            500             500,000
Connecticut HEF for Pomfret School Issue Series A, 3.60%(a)....................      7/1/2024          1,385           1,388,738
Connecticut HFA BDS Project, 3.80%, (a)........................................     5/15/2018          1,400           1,402,718
Connecticut State GOB, 4.75%...................................................     8/15/1997            500             508,004
Connecticut State GOB, 6%......................................................      3/1/1998          1,000           1,032,975
Connecticut State GOB, 3.90%(a)................................................     5/15/2014          1,500           1,500,321
Connecticut State Special Assessment Unemployment Compensation
    RAW Series C, 3.90%(a).....................................................    11/15/2001          1,500           1,524,564
Connecticut State Special Assessment Unemployment Compensation
    RAW Series 1993B Pre-refunded, 7.20%(a)....................................     2/15/1998            460             489,183
Connecticut State Special Tax Transportation Infrastructure 2nd Lien
    Revenue Bonds, 3.85%(a)....................................................     12/1/2010          1,570           1,575,605
Hartford Redevelopment Agency MHR for Underwood Towers Project,
    3.65%(a)...................................................................      6/1/2020          2,100           2,107,223
New Canaan BAN, 3.75%..........................................................     3/10/1998          1,000           1,011,025
Puerto Rico Industrial, Medical and Environmental Higher Education Facility
  Authority, 4.05%(a)..........................................................     12/1/2015            400             401,454
Puerto Rico Industrial, Medical, and Environmental RAW for Reynolds Metals,
  3.80%(a).....................................................................      9/1/2013          1,200           1,211,524
Puerto Rico GOB, 3.60%.........................................................     6/12/1997          2,000           2,010,652
Puerto Rico GOB, 3.85%.........................................................     6/19/1997            590             590,871
Simsbury GOB, 4.60%............................................................     1/15/1998            410             419,661
Tolland BAN, 3.70%.............................................................     6/12/1997            650             673,340
Windsor Locks BAN, 3.90%.......................................................    10/15/1997          1,000           1,001,490
Wollcott BAN, 4.25%............................................................     8/13/1997            704             728,535
                                                                                                                     -----------
Total Connecticut Fund Investments (105.56%) (Cost $35,145,207)................                                       35,358,785

Other liabilities, less assets, (-5.56%).......................................                                       (1,862,282)
                                                                                                                     -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 33,496,503 shares of beneficial interest of $.001 par
  value outstanding............................................................                                      $33,496,503
                                                                                                                     ===========


---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

               RESERVE TAX-EXEMPT TRUST--FLORIDA TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997


                                                                                                   PRINCIPAL
                                                                                    MATURITY         AMOUNT          VALUE
                             DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)     (NOTE 1)
---------------------------------------------------------------------------------   ---------    --------------    ----------
FLORIDA -- 82.47%
  Boca Raton IDA for Parking Garage Project, 4.325%(a)...........................   12/1/2014         $200         $  200,024
  Broward MHR for Welleby Apartment Project Series 1984, 4%(a)...................   12/1/2006          200            200,736
  Collier IDA for Retirement Rental Housing Revenue Bonds HFA, 3.95%(a)..........   12/1/2015          100            100,362
  Dade IDA for Aviation Authority Facilities Series 84A, 4.30%(a)................   10/1/2009          100            100,314
  Dade IDA for Dolphin Stadium Project, 3.95%(a).................................    1/1/2016          300            301,095
  Dade HFA for Hospital Revenue Bonds for Miami Children's Hospital Project,
    3.85%(a).....................................................................    3/1/2025          200            200,570
  Duval HFA for Lakes of Mayport Apartment Project, 4%(a)........................   12/1/2009          200            200,744
  Florida MHR for Oaks at Mill Creek Series 85, 3.95%(a).........................   11/1/2007          200            200,578
  Hillsborough IDA for Tampa Electric Company Project, 4.15%(a)..................    9/1/2025          300            301,050
  Jacksonville IDR for Coastal Islands Project, 4.05%(a).........................    8/1/2008          180            180,020
  Lee IDA For Charter Glade, 4.10%(a)............................................    8/1/2007          200            200,749
  Manatee PCR for Florida Power and Light, 3.95%(a)..............................    9/1/2024          200            200,022
  Palm Beach PCR for Water and Sewer Project, 4.05%(a)...........................   10/1/2011          200            200,022
  Putnam PCR for Florida Power and Light, 3.95%(a)...............................    9/1/2024          100            100,011
  Port St. Lucie PCR for Florida Power and Light, 3.75%(a).......................    1/1/2011          200            200,658
  Tampa Occupational License Tax Bonds, 3.90%(a).................................    5/1/2027          200            200,571
  University of North Florida Capital Improvement Project, 3.90%(a)..............   11/1/2024          300            301,103

CHICAGO -- 2.43%
  Chicago O'Hare International Airport American Airlines Series 94, 4.05%(a).....   12/1/2017          100            100,011

LOUISIANA -- 2.43%
  LA Offshore Terminal Authority, 4.05%(a).......................................    9/1/2008          100            100,011

MICHIGAN -- 2.46%
  Michigan Strategic Fund for Detroit Edison Company Series 95C, 3.05%(a)........    9/1/2030          100            100,996
                                                                                                                   ----------
Total Florida Fund Investments (89.79%) (Cost $3,680,000)........................                                   3,689,647
Other assets, less liabilities, (10.21%).........................................                                     419,737
                                                                                                                   ----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 4,109,384 shares of beneficial interest of $.001 par value
  outstanding....................................................................                                  $4,109,384
                                                                                                                    =========


---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

            RESERVE TAX-EXEMPT TRUST--MASSACHUSETTS TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997

                                                                                                PRINCIPAL
                                                                                 MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                 DATE       (IN THOUSANDS)     (NOTE 1)
-----------------------------------------------------------------------------   ----------    --------------    -----------
Arlington GOB, 6.30%.........................................................    8/15/1997         $315         $   325,919
Billerica GOB, 5.85%.........................................................   10/15/1997          345             350,187
Boston Water and Sewer Commission Revenue Bonds 1994A, 3.80%(a)..............    11/1/2024          200             200,693
Chelmsford GOB, 6.90%........................................................    7/15/1997          100             103,018
Dennis GOB, 4.50%............................................................     3/1/1998          470             478,244
Dighton-Rehoboth Regional School District GOB, 6.50%.........................     6/1/1998          190             194,653
Framingham IDA for Perrini Corp., 4.05%(a)...................................    9/30/2005          300             301,112
Hingham BAN, 4%..............................................................   12/19/1997          300             306,105
Massachusetts, Municipal Wholesale Electric Series 1994 C, 3.75%(a)..........     7/1/2019          300             301,042
Massachusetts Dedicated Income Tax Bonds Series B, 4%(a).....................    12/1/1997          800             800,087
Massachusetts Dedicated Income Tax Bonds Series E, 4%(a).....................    12/1/1997          100             100,010
Massachusetts HEF for Endicott College Series A, 3.75%(a)....................    10/1/2011          400             401,411
Massachusetts HEF for Clark University, 3.80%(a).............................    12/1/2004          100             100,349
Massachusetts HEF for Boston University Series H, 3.85%(a)...................    12/1/2015          400             400,802
Massachusetts HEF for Harvard University, 3.65%(a)...........................     2/1/2016          487             488,694
Massachusetts HEF for Harvard University, 3.65%(a)...........................     8/1/2017          200             200,696
Massachusetts HEF for Mount College Series A, 3.75%(a).......................     7/1/2018          400             401,411
Massachusetts HEF Capital Assistance Program Series G-1, 3.60%(a)............     1/1/2019          300             300,798
Massachusetts HEF Capital Asset Series D, 4%(a)..............................     1/1/2035          400             401,375
Massachusetts HEF Capital Asset Series E, 4.05%(a)...........................     1/1/2035          600             602,073
Massachusetts HEF for Williams College Series E, 3.75%(a)....................     8/1/2014          400             401,401
Massachusetts HEF for Wellesley College Series B, 3.70%(a)...................     7/1/2022          400             400,041
Massachusetts IDA for KRH Rolls Inc. Project Series 1988, 4.40%(a)...........     5/1/2006          500             503,732
Massachusetts IFA for Composite Easy Day, 3.80%(a)...........................     7/1/2006          170             170,596
Massachusetts IFA for Emerson College, 3.80%(a)..............................    11/1/2025          500             501,805
Massachusetts IFA for Governor Dummer Academy, 3.80%(a)......................     7/1/2026          300             301,057
Massachusetts IFA for Griffin Realty Series B, 3.85%(a)......................     7/1/2008          465             466,650
Massachusetts IFA for Groton School, 3.75%(a)................................     6/1/2019          200             200,689
Massachusetts IFA for Holyoke Water Power Project, 3.90%(a)..................     5/1/2022          300             301,043
Massachusetts IFA for Quamco Series B, 3.70%(a)..............................     9/1/2001          800             802,774
Massachusetts Showa Women's Institute of Boston, 3.90%(a)....................    3/15/2004          500             500,052
Massachusetts State GOB Series C, 6.90%......................................     6/1/1997          300             300,000
Puerto Rico Industrial, Medical, Higher Education and Environmental Bonds for
  PCR Facility Authority, 4.05%(a)...........................................    12/1/2015          300             301,090
Watertown BAN, 4.25%.........................................................    5/13/1998          345             346,585
Westfield BAN, 4.50%.........................................................     5/8/1998          500             503,332
                                                                                                                -----------
Total Massachusetts Fund Investments (97.89%) (Cost $12,721,412).............                                    12,759,526
Other assets, less liabilities (2.11%).......................................                                       275,083
                                                                                                                -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 13,034,609 shares of beneficial interest of
  $.001 par value outstanding................................................                                   $13,034,609
                                                                                                                ===========

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST--NEW JERSEY TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997


                                                                                                    PRINCIPAL
                                                                                    MATURITY          AMOUNT            VALUE
                            DESCRIPTION OF SECURITY                                   DATE        (IN THOUSANDS)      (NOTE 1)
-------------------------------------------------------------------------------    ----------     --------------     -----------
Burlington BAN, 3.69%..........................................................     6/13/1997         $1,000         $ 1,035,697
Cranford GOB, 4%...............................................................     2/27/1998          1,291           1,306,982
East Rutherford BAN, 4.31%.....................................................     1/23/1998            498             500,410
Eatontown BAN, 4.25%...........................................................    12/17/1997            550             562,218
Essex County Improvement Authority GOB, 3.75%(a)...............................    12/01/2025          2,000           2,006,964
Evesham Fire District BAN, 4.50%...............................................     4/14/1998            675             678,979
Fair Lawn BAN, 4%..............................................................      8/1/1997          1,000           1,033,577
Fairfield BAN, 4%..............................................................    12/17/1997            600             611,006
Haddonfield Temp Notes, 4.25%..................................................      7/3/1997          1,450           1,506,680
Millville BAN, 4.02%...........................................................      9/4/1997          1,319           1,337,117
Monmouth BAN, 3.55%(a).........................................................      8/1/2016            100             100,311
Morristown GOB, 5.30%..........................................................     7/15/1997            310             316,760
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.70%(a)................     12/1/2027          2,200           2,207,088
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.75%(a)................     12/1/2027            400             401,306
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.75%(a)................     12/1/2027            700             702,286
New Jersey EDA for Economic Growth Bond Series F, 3.75%(a).....................      8/1/2014            770             772,709
New Jersey EDA for Lawrenceville School, 3.70%(a)..............................      7/1/2026          1,000           1,003,378
New Jersey EDA for PCR Series 95, 3.55%(a).....................................      9/1/2012          1,000           1,003,296
New Jersey EDA for St. Peters School Series 1995, 3.80%(a).....................      1/1/2010          1,145           1,149,122
New Jersey EDA for Trailer Marine Corps Project, 3.70%(a)......................      2/1/2002            400             400,041
New Jersey EDA for Volvo of American Corp, 4.40%(a)............................     12/1/2004          3,500           3,500,422
New Jersey EDA for RJB Associate Project, 3.90%(a).............................      8/1/2008            900             903,276
New Jersey HCF Hospital Capital Asset, 3.65%(a)................................     7/01/2035            400             401,368
New Jersey Sports Expo Authority Series 92C, 3.65%(a)..........................     9/01/2024          2,400           2,421,495
New Jersey Transportation Series 1997A, 4%.....................................     6/13/1997          2,000           2,003,945
New Jersey Turnpike Authority General Series 91D, 3.70%(a).....................     1/01/2018          3,700           3,751,901
Ocean County BAN, 4.25%........................................................     6/20/1997          1,000           1,040,594
Passaic BAN, 4%................................................................     9/26/1997            900             918,625
Port Authority of New York and New Jersey Special Versatile
    Structure Obligation, 4%(a)................................................      5/1/2019          3,100           3,110,735
Puerto Rico Industrial, Medical, Environmental PCR, 3.85%(a)...................     6/19/1997          1,000           1,001,477
Rahway BAN, 4%.................................................................    12/23/1997            500             509,630
Trenton Temp Notes, 4%.........................................................    12/18/1997          1,000           1,020,296
Vernon Board of Education Temp Notes, 4%.......................................     1/16/1998          1,000           1,016,513
Washington GOB, 5.30%..........................................................     10/1/1997            315             319,155
                                                                                                                     -----------
Total New Jersey Fund Investments (102.80%) (Cost $40,160,883).................                                       40,555,359
Other liabilities, less assets (-2.80%)........................................                                       (1,103,259)
                                                                                                                     -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 39,452,100 shares of beneficial interest of $.001 par
  value outstanding............................................................                                      $39,452,100
                                                                                                                      ==========


---------------

(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.


                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST--NEW JERSEY TAX-EXEMPT FUND

SECURITY TYPE ABBREVIATIONS:

BAN    --   Bond Anticipation Notes
COP    --   Certificate of Participation
CSD    --   Central School District
DAI    --   Development Authority Industrial Development Refunding
            Bonds
EDA    --   Economic Development Authority Revenue Bonds
ERD    --   Energy Research and Development Authority
GOB    --   General Obligation Bonds
HCF    --   Health Care Facilities Revenue Bonds
HDC    --   Housing Development Corporation Bonds
HEF    --   Health and Educational Facilities Revenue Bonds
HFA    --   Health Facilities Authority Revenue Bonds
IDA    --   Industrial Development Authority Revenue Bonds
IDR    --   Industrial Development Agency Revenue Bonds
IFA    --   Industrial Finance Authority
MHR    --   Multifamily Housing Revenue Bonds
PCR    --   Pollution Control Revenue Bonds
RAN    --   Revenue Anticipation Notes
RAW    --   Revenue Anticipation Warrants
TAN    --   Tax Anticipation Notes
TRAN   --   Tax & Revenue Anticipation Notes
USD    --   Unified School District

               RESERVE TAX-EXEMPT TRUST--FLORIDA TAX-EXEMPT FUND
               STATEMENT OF ASSETS AND LIABILITIES--MAY 31, 1997

                                                                                              JUNE 24, 1996
                                                                                            (COMMENCEMENT OF
                                                                                           OPERATIONS) THROUGH
                                                                                              MAY 31, 1997
                                                                                           -------------------
ASSETS:
  Investments, at value (identified cost--$3,680,000)...................................       $ 3,689,647
  Cash..................................................................................           420,058
                                                                                           -------------------
    Total Assets........................................................................         4,109,705
                                                                                           -------------------
LIABILITIES:
  Accrued expenses......................................................................               321
                                                                                           -------------------
    Total Liabilities...................................................................               321
                                                                                           -------------------
NET ASSETS..............................................................................       $ 4,109,384
                                                                                           ===================
NET ASSETS CONSIST OF:
  Shares of beneficial interest, $.001 par value, unlimited number of shares
    authorized..........................................................................       $     4,109
  Paid-in capital in excess of par......................................................         4,105,275
                                                                                           -------------------
NET ASSETS--Equivalent to $1.00 per share based on 4,109,384 shares of beneficial
  interest outstanding..................................................................       $ 4,109,384
                                                                                           ===================

                       SEE NOTES TO FINANCIAL STATEMENTS.

               STATEMENTS OF OPERATIONS--YEAR ENDED MAY 31, 1997


                                             RESERVE
                                             NEW YORK
                                         TAX-EXEMPT TRUST                          RESERVE TAX-EXEMPT TRUST
                                         ----------------    --------------------------------------------------------------------
                                             NEW YORK        CALIFORNIA    CONNECTICUT    FLORIDA     MASSACHUSETTS    NEW JERSEY
                                               FUND             FUND          FUND         FUND *         FUND            FUND
                                         ----------------    ----------    -----------    --------    -------------    ----------
INTEREST INCOME (Note 1)..............      $5,477,002        $711,345     $1,121,367     $130,782      $ 372,093      $1,321,959
                                         ----------------    ----------    -----------    --------    -------------    ----------
EXPENSES (Note 2)
  Management fee......................         786,904         103,607        166,430       19,304         55,173        194,595
  Shareholder servicing,
    administration and general office
    expenses..........................         383,457          43,265         67,635        8,681         19,844         94,664
  Distribution assistance (Note 3)....         278,860          40,979         51,730        5,627          3,232         75,554
  Equipment expense...................          56,426           7,437         11,105        1,450          3,516         13,976
  Professional fees...................          44,566           6,806          9,706        1,116          2,987         12,332
  Occupancy costs.....................          22,032           2,841          4,359          550          1,344          5,470
  Stationery, printing and supplies...          41,554           4,200          7,116          671          2,018          9,335
  Trustee fees........................           6,048             701          1,328           98            372          1,589
  Other expenses......................          18,237           3,410          3,991          512          2,588          5,026
                                         ----------------    ----------    -----------    --------    -------------    ----------
    Total Expenses....................       1,638,084         213,246        323,400       38,009         91,074        412,541
  Less: Management fees and other
    expenses voluntarily waived by
    Investment Manager................                                                                     (4,167)
                                         ----------------    ----------    -----------    --------    -------------    ----------
  Net Expenses........................       1,638,084         213,246        323,400       38,009         86,907        412,541
                                         ----------------    ----------    -----------    --------    -------------    ----------
NET INVESTMENT INCOME.................      $3,838,918        $498,099     $  797,967     $ 92,773      $ 285,186      $ 909,418
                                         ===============      ========     ==========     ========    ============     ==========


---------------
* The Florida Tax-Exempt Fund commenced operations on June 24, 1996.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                         RESERVE NEW YORK
                                         TAX-EXEMPT TRUST                             RESERVE TAX-EXEMPT TRUST
                                  ------------------------------    -------------------------------------------------------------
                                          NEW YORK FUND                    CALIFORNIA FUND                 CONNECTICUT FUND
                                  ------------------------------    -----------------------------    ----------------------------
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                  MAY 31, 1997     MAY 31, 1996     MAY 31, 1997    MAY 31, 1996     MAY 31, 1997    MAY 31, 1996
                                  -------------    -------------    ------------    -------------    ------------    ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM INVESTMENT
  OPERATIONS:
  Net investment income paid to
    shareholders as dividends
    (Note 1)...................   $  (3,838,918)   $  (4,189,736)   $  (498,099)    $    (269,905)   $  (797,967)    $  (804,738)
                                  -------------    -------------    ------------    -------------    ------------    ------------
    FROM CAPITAL SHARE
      TRANSACTIONS (at net
      asset value of $1 per
      share):
  Net proceeds from sale of
    shares.....................     676,647,327      636,980,296    153,856,260        51,508,091    104,926,291      98,890,288
  Net asset value of shares
    issued on reinvestment of
    dividends..................       3,838,918        4,189,736        498,099           269,905        797,967         804,738
                                  -------------    -------------    ------------    -------------    ------------    ------------
    Subtotal...................     680,486,245      641,170,032    154,354,359        51,777,996    105,724,258      99,695,026
    Cost of shares redeemed....    (652,760,567)    (668,621,594)   (136,013,932)     (50,253,639)   (107,029,059)   (91,519,680)
                                  -------------    -------------    ------------    -------------    ------------    ------------
  Net increase (decrease) in
    net assets derived from
    capital share transactions
    and from investment
    operations.................      27,725,678      (27,451,562)    18,340,427         1,524,357     (1,304,801)      8,175,346
NET ASSETS:
  Beginning of year............     125,454,406      152,905,968     12,611,969        11,087,612     34,801,304      26,625,958
                                  -------------    -------------    ------------    -------------    ------------    ------------
  End of year..................   $ 153,180,084    $ 125,454,406    $30,952,396     $  12,611,969    $33,496,503     $34,801,304
                                   ============     ============    ============     ============    ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                           RESERVE TAX-EXEMPT TRUST
                                              -----------------------------------------------------------------------------------
                                                 FLORIDA FUND
                                              -------------------
                                                 JUNE 24, 1996            MASSACHUSETTS FUND               NEW JERSEY FUND
                                               (COMMENCEMENT OF      ----------------------------    ----------------------------
                                              OPERATIONS) THROUGH     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 MAY 31, 1997        MAY 31, 1997    MAY 31, 1996    MAY 31, 1997    MAY 31, 1996
                                              -------------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  INVESTMENT OPERATIONS:
  Net investment income paid to
    shareholders as dividends (Note 1).....       $   (92,773)       $  (285,186)    $  (288,434)    $  (909,418)    $  (797,253)
                                              -------------------    ------------    ------------    ------------    ------------
  FROM CAPITAL SHARE TRANSACTIONS
    (at net asset value of $1 per share):
    Net proceeds from sale of shares.......        38,626,682         52,472,123      44,175,742     223,428,579     189,336,696
    Net asset value of shares issued on
      reinvestment of dividends............            92,773            285,186         288,434         909,418         797,253
                                              -------------------    ------------    ------------    ------------    ------------
      Subtotal.............................        38,719,455         52,757,309      44,464,176     224,337,997     190,133,949
      Cost of shares redeemed..............       (34,610,071)       (48,678,063)    (45,677,798)    (225,911,698)   (170,715,398)
                                              -------------------    ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets
    derived from capital share transactions
    and from investment operations.........         4,109,384          4,079,246      (1,213,622)     (1,573,701)     19,418,551

NET ASSETS:
  Beginning of year........................                 0          8,955,363      10,168,985      41,025,801      21,607,250
                                              -------------------    ------------    ------------    ------------    ------------
  End of year..............................       $ 4,109,384        $13,034,609     $ 8,955,363     $39,452,100     $41,025,801
                                              =================      ============    ============    ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
          RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
                 MASSACHUSETTS AND NEW JERSEY FUNDS) ("TRUST")

       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

   The Trusts are registered under the Investment Company Act of 1940 as nondiversified, open-end management investment companies. The policies summarized below are consistently followed in the preparation of their financial statements in conformity with generally accepted accounting principles.

   A. The Trust and NY Trust shares of beneficial interest authorized are unlimited. The Trust's shares are divided into six series, California Fund, Connecticut Fund, Florida Fund, Interstate Fund, Massachusetts Fund, and New Jersey Fund. These financial statements and notes apply only to the California, Connecticut, Florida, Massachusetts and New Jersey Funds of Reserve Tax-Exempt Trust and to the New York Fund of Reserve New York Tax-Exempt Trust.

   B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trusts use amortized cost to value each Fund, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the number of days to maturity, irrespective of intervening changes in interest rates or market values of investments. The maturity of floating or variable rate instruments in which the Trusts may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing each portfolio's average weighted life to maturity.

   C. It is the Trusts' policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.

   D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.

   E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

   F. Each Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

   G. The New York and Massachusetts Funds had purchases of $4,550,000 and $194,653, respectively, not delivered at May 31, 1997.

2. MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH AFFILIATES:

   Reserve Management Company, Inc. ("RMCI") manages the Trusts' investments, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees from each Fund at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily closing net assets.

   Also, under the current Service Agreement, RMCI was reimbursed $572,320 (New York Fund), $68,660 (California Fund), $105,240 (Connecticut Fund), $13,078 (Florida Fund), $32,669 (Massachusetts Fund) and $142,392 (New Jersey Fund) during the year ended May 31, 1997 for expenditures made on behalf of the Trusts' for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Trusts' business. The manager waived management fees and expenses of $4,167 on the Massachusetts Fund. At May 31, 1997, the New York, California, Connecticut, Florida, Massachusetts and New Jersey Funds, had accrued expenses of $12,713, $2,543, $2,532, $321, $803 and $3,436, respectively, due to RMCI.

3. DISTRIBUTION ASSISTANCE:

   Pursuant to a Distribution Plan, each Trust will make payments of up to .20% per annum of the average net asset value of the Trust qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
          RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
                 MASSACHUSETTS AND NEW JERSEY FUNDS) ("TRUST")
       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. MANAGEMENT'S USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

5. INVESTMENT CONCENTRATION

   The New York, California, Connecticut, Florida, Massachusetts and New Jersey Funds invest substantially all of their assets in portfolios of tax-exempt debt obligations primarily consisting of issuers of each of the respective states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 83.89%, 84.15%, 71.04%, 100%, 80.51% and
   67.83% of the New York, California, Connecticut, Florida, Massachusetts and New Jersey Funds' investments, respectively, were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.

6. COMPONENTS OF NET ASSETS

   At 5/31/97, the following funds had these components of net assets:

                                                NEW YORK      CONNECTICUT    CALIFORNIA     MASSACHUSETTS  NEW JERSEY
                                              ------------    -----------    -----------    -----------    -----------
Par Value..................................   $    153,180    $    33,497    $    30,952    $    13,035    $    39,452
Paid-in-Capital............................    153,026,904     33,463,006     30,921,444     13,021,574     39,412,648
                                               -----------     ----------     ----------
Net Assets.................................   $153,180,084    $33,496,503    $30,952,396    $13,034,609    $39,452,100
                                               ===========     ==========     ==========

                             ---------------------

                            FEDERAL TAX INFORMATION


The dividends distributed by each Fund are exempt interest dividends for Federal tax purposes.

[CAPTION]

            TABLE OF CONTENTS
                                           PAGE
                                           ----
Shareholder Expenses.....................     2
Financial Highlights.....................     3
Yield....................................     6
Investment Objective and Policies........     6
Management...............................    10
How to Buy Shares........................    10
Shares of Beneficial Interest............    12
Daily Dividends..........................    12
Taxes....................................    12
Redemptions..............................    13
General Information......................    14
Report of Independent Accountants........    16
Financial Statements.....................    16

   Investors are advised to read and retain this Prospectus for future reference.


        Founders of

   "America's First
        Money Fund"
810 Seventh Avenue, New York, NY 10019-5868

GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION
800-637-1700            M     www.reservefunds.com

Distribution -- Resrv Partners, Inc.

07/97

                  LOGO        Founders of

                         "America's First
                              Money Fund"

       -------------------------------------------------------------------------
         ----------

       -------------------------------------------------------------------------
         ----------

                  NEW YORK TAX-EXEMPT FUND
                  CALIFORNIA TAX-EXEMPT FUND
                  CONNECTICUT TAX-EXEMPT FUND
                  FLORIDA TAX-EXEMPT FUND
                  MASSACHUSETTS TAX-EXEMPT FUND
                  NEW JERSEY TAX-EXEMPT FUND
                  PENNSYLVANIA TAX-EXEMPT FUND

                            RESERVE TAX-EXEMPT TRUST
                          INTERSTATE TAX-EXEMPT FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (212) 977-9982
                                 (800) 637-1700

                  --------------------------------------------

                         YIELD AND BALANCE INFORMATION
                  TOLL FREE (800) 637-1700 -- TOUCH TONE PHONE


                     STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information describes the Interstate Tax-Exempt Fund of the Reserve Tax-Exempt Trust (the "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement is dated July 31, 1997.



               TABLE OF CONTENTS                                            PAGE
                                                                            ----
               Investment Objective and Policies                                2
               Trustees and Executive Officers                                  3
               Investment Management, Distribution,
                  Service and Custodian Agreements                              5
               Portfolio Turnover, Transaction
                  Charges and Allocation                                        7
               Shares of Beneficial Interest                                    8
               Purchase, Redemption and Pricing
                  of Shares                                                     9
               Distributions and Taxes                                         11
               Fund Yield                                                      12
               Reserve Cash Performance Plus Account                           12
               Municipal Obligations                                           13
               Ratings                                                         14
               Report of Independent Accountants                               16
               Financial Statements                                            17


      SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                       INVESTMENT OBJECTIVE AND POLICIES

      The following information provides additional details about the Interstate Fund's investment objective and policies discussed in the Prospectus.

      The INTERSTATE TAX-EXEMPT FUND'S investment objective is to seek as high a level of short term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity, by investing principally in obligations issued by states, territories, and possessions of the United States and by their political subdivisions, duly constituted authorities and corporations.

      These securities are generally known as "municipal bonds" or "municipal notes" (hereinafter collectively referred to as "Municipal Obligations") and the interest on them is exempt from Federal income tax in the opinion of bond counsel for the issuers. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax. At least 80% of the Interstate Fund's ("Fund") assets will be invested in Municipal Obligations unless the Fund has adopted a defensive position.

      The Fund will purchase tax exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"); SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or rated the equivalent thereof. Municipal Obligations which are not rated may be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines adopted by the Board of Trustees to those rated securities in which the Fund may invest.

      Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of a nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five business days of the date the investment adviser becomes aware of the new rating. Should a rated Municipal Obligation cease to be rated, the investment adviser will promptly reassess the credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

      From time to time, on a temporary basis other than for temporary defensive purposes, the Fund may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Fund will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless the Fund has adopted a temporary defensive position, no more than 20% of its net assets will be invested in Taxable Investments at any time.

SUPPLEMENTAL INVESTMENT POLICIES. The investment objective, and the following supplemental policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund cannot (1) invest in any security other than those discussed herein or in the Prospectus;
(2) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities), and not in an amount to exceed 5% of the value of its total assets; (3) issue securities senior to its capital stock; (4) act as an underwriter with respect to the securities of others; (5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in Municipal Obligations, in U.S. Governments, or instruments secured by such obligations; (6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, the Fund may purchase Municipal Obligations secured by interests in real estate; (7) lend more than 33 1/3% of the value of its total assets to the extent its investments may be considered loans; (8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, that the Fund shall have the authority to purchase Municipal Obligations subject to a stand-by commitment, at the Fund's option; (9) invest in voting securities or in companies for the purpose of exercising control; (10) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940; (11) make investments on a margin basis; and (12) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee, the investment adviser, or affiliated person except in compliance with the Investment Company Act of 1940.

OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Fund accompanied by a commitment to repurchase the securities, at the Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when the Fund purchases and simultaneously contracts to resell in advance securities at fixed prices determined by the yields negotiated. The Fund will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Fund's Board of Trustees. The investment manager will follow procedures intended to provide that all acquired repurchase agreements are at least 100% collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss, and may incur costs in disposing of the underlying security. The Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements with a term greater than seven days.

      The Fund may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Fund's policy that entering into a reverse repurchase agreement will be for temporary purposes only and, when aggregated with other borrowings may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

                        TRUSTEES AND EXECUTIVE OFFICERS


      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET, RTET and RPES. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET, RTET and RPES. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      MICHELLE L. NEUFELD, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

      Ms. Neufeld is Counsel and Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining The Reserve Funds in 1997, Ms. Neufeld was a staff attorney at NASD Regulation, Inc.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET, RNYTET and RPES. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

--------------------------------------------

*Interested Trustee within the meaning of the Act (Enter). Messrs. Ehlert, Emmet, and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

      During the year ended May 31, 1997, the Trustees received fees of $8,955 from the Fund. As of June 30, 1996, Trustees and officers as a group owned less than 1% of the outstanding shares of the Trust. During the year ended May 31, 1997, Reserve Tax-Exempt Trust held four Board meetings and one Review Committee meeting.

                               COMPENSATION TABLE


                                               AGGREGATE                    TOTAL COMPENSATION
                                             COMPENSATION               FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                               FROM FUND*          (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
--------------------------------------------------------------------------------------------------------
       Edwin Ehlert, Jr.                      $2,985                           $39,000
       Henri W. Emmet                         $2,985                           $30,500
       Rev. Donald J. Harrington              $2,985                           $30,000

------------
* Amounts shown are for the Trust's fiscal year ending May 31, 1997.


                  INVESTMENT MANAGEMENT, DISTRIBUTION, SERVICE
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI"), 14 Locust Place, Manhasset, NY 11030, of which Messrs. Henry B.R. Brown and Bruce
R. Bent are the Directors, manages the Fund and provides it with investment advice pursuant to an Investment Management Agreement. Messrs. Brown and Bent together with their children own RMCI. Under the Investment Management Agreement, RMCI manages the Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction of the Trustees. RMCI also makes promotional and advertising expenditures related to the sale of Fund shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by the Fund, or registration fees and expenses).

       For these services, the Fund periodically pays RMCI a management fee at the annual rate of .50% of the first $500 million of average daily net assets,
 .475% of the next $500 million of such assets, .45% of the next $500 million of such assets, .425% per annum of the next $500 million of such assets, and .40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1992, 1993, 1994, 1995 and 1996, RMCI received management fees of $1,797,084,
$1,826,877, $1,876,890, $1,702,033 and $1,602,360 respectively, from the Fund.

       From time to time, RMCI may waive receipt of its fees and or voluntarily assume certain expenses of the Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived as the case may be.

       The Investment Management Agreement was approved by shareholders in 1986, and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days written notice by a vote of the Board of Trustees of the Fund or by vote of a majority of outstanding voting shares of the Fund or by RMCI.

determines is in excess of, or not properly attributable to, the cost of operations or expenses of the Fund. The Service Agreement is non-assignable and continues until terminated by either party on 120 days written notice. Reserve Management Corporation, an affiliate of RMCI, may provide some of these services.

       Pursuant to the Service Agreement, during the fiscal year ended May 31, 1997 the Fund reimbursed RMCI $1,083,471 for expenses. For the fiscal years ended May 31, 1995 and 1996 RMCI was reimbursed $1,062,207 and $1,081,664 for expenses, respectively.

DISTRIBUTION AGREEMENT. The Fund's Distributors are Pacific Global Fund Distributors, Incorporated ("PGFDI"), 215 North Marengo Avenue, Pasadena, California 91101; and Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, N.Y. 10019. The Fund has authorized the Distributors, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributors may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Fund within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Distribution Plan described below. RESRV's and PGFDI's principal business is the distribution of mutual fund shares. No Distributor has retained any underwriting commissions on the sale of Fund shares during the last three fiscal years. The Distributors do not have the exclusive right to distribute Fund shares and the Fund may, therefore, continue to distribute its own shares.

       The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance services at an annual rate of .20% of the average net asset value of qualified accounts. Such distribution assistance may include, but may not be limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used by RMCI to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, in its discretion, pay additional amounts. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that the payee makes to the Fund by increasing assets under management and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

       The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investment and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

       Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees is at the discretion of the disinterested Trustees currently in office.

       During the fiscal year ended May 31, 1997, $577,267 was paid under the Plan by the Fund. Any such payments are intended to benefit the Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of shareholder services. During the fiscal year ended May 31, 1997 substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund.

       The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund or by vote of the disinterested trustees. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees and by a vote of the disinterested trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must also be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

       The Securities and Exchange Commission had proposed to amend Rule 12b-1 under the Investment Company Act of 1940 in a manner which, among other things, would effectively prohibit the implementation of compensation plans or any other plans that do not tie payments by a fund to specific distribution activities. If such a proposal were implemented, the Board of Trustees would determine, at such time and in light of the existing circumstances, the appropriateness of continuing the Plan, recommending its modification or discontinuance, or taking any other action.

CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, N.Y. 10004 and Bankers Company, One Bankers Plaza, New York, N.Y. 10015 are Custodians of the Fund's securities and cash pursuant to Custodian Agreements. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, N.Y. 10019 is the Fund's independent accountant.


             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

       As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. During the past three fiscal years, the Fund has not paid any brokerage commissions.

       The Fund's policy of investing in debt securities maturing within one year results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material adverse effect upon the net asset value or yield of the Fund.

       Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

       When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each portfolio. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.


                         SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in Reserve Tax-Exempt Trust ("Trust"). The Trust consists of three separate portfolios. Each share represents an interest in the respective portfolios of the Trust proportionately equal to the interest of each other share. If they deem it advisable and in the best interests of shareholders, the trustees may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective portfolios available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to the Trust's issued shares without shareholder approval.

       Only Interstate Portfolio shares are offered by the Prospectus which accompanied or preceded this Statement of Additional Information. Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each Fund share has an equal interest in the net assets of the Fund, equal rights to all dividends and other distributions from the Fund, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of trustees could elect all trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notices of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust provides for the indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

       Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring a vote (election of trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by shareholders of the Trust as a whole), each such class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

       As of June 30, 1997, no person was known to own of record or beneficially 5% or more of the outstanding shares of the Fund.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

       Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act of 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. Redemptions in kind are further limited by the Fund's intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

       IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH WILL GENERALLY BE UP TO 10 BUSINESS DAYS.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investments or administrative services. Some of these participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

NET ASSET VALUE. Shares are offered at net asset value. The net asset value of the Fund is calculated at the close of each business day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Washington's Birthday observed, Good Friday, Memorial Day observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on other days the New York Stock Exchange is closed for trading, and on regional banking holidays which may include Martin Luther King's Birthday and Columbus Day. The net asset value of the Fund is normally maintained at $1.00 per share. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

       The net asset value per share of the Fund is determined by adding the fair value of all of the Fund's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees has determined the most practical method currently available for valuing portfolio instruments is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

       In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the trustees periodically review RMCI's evaluation of the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, the Fund has adopted procedures taking into account current market conditions and the investment objective of the Fund, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of the Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the trustees have undertaken to apply appropriate corrective remedies which may include the sale of the Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund, withholding dividends, redemption of shares of the Fund in kind, or reverting to valuation based upon market prices and estimates.

EXCHANGE PRIVILEGE. A shareholder of the Interstate Fund may exchange his shares for shares of the Pacific Advisors Fund Inc. and its respective portfolios. This exchange privilege may not be available to clients of certain firms. A sales load will be charged on such an exchange unless a waiver of the sales load applies. A shareholder may qualify for waiver of the sales load if the shares of the Interstate Fund which are being exchanged were acquired: (a) by a previous exchange from shares of the Pacific Advisors Fund Inc. purchased with a sales load, or (b) through reinvestment of dividends or distributions paid with respect to the foregoing category of shares. A shareholder of the Pacific Advisors Fund Inc. may exchange, at net asset value, shares for shares of the Interstate Fund. Shares to be acquired in an exchange must be registered for sale in the investor's state. The Interstate Fund reserves the right to record all exchange requests.

       The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Additional information regarding the exchange privilege is available from the Pacific Advisors Fund Inc. at (800) 282-6693 or any authorized firm. A shareholder considering an exchange to the Pacific Advisors Fund Inc. should refer to its prospectus for additional information.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning shareholder services are subject to change from time to time. The Fund reserves the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Fund will only give credit for investments in the Fund on the day they become available in federal funds which is normally within one or two days of receipt. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form, denominated in United States dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Physical items delivered to the Fund after 11:00 AM (New York time) are considered received on the following business day.

       Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travelers checks.

       The Fund reserves the right to reject any investment in the Fund for any reason and may at any time suspend all new investment in the Fund.

       IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY A CHECK WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTABLE, THE SHARE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND MAY APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND.

SHARE CERTIFICATES.  Share certificates are not issued by the Fund.


                            DISTRIBUTIONS AND TAXES

       The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its net income, the Fund will not be subjected to federal income tax on such distributed amounts. Although interest derived from Municipal Obligations is not subject to federal income taxation, any net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares will be taxable to shareholders.

       In order to qualify as a regulated investment company under the Code, the Fund must, among other things, in each fiscal year distribute at least 90 percent of its investment company taxable income to shareholders; derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities; meet certain diversification requirements; and derive less than 30 percent of the gross income from the sale or disposition of securities held for less than three months.

       Exempt interest dividends distributed to shareholders are not includable in the shareholder's gross income for federal income tax purposes. The percentage of income that is tax exempt will be determined for each year and will be applied uniformly to all dividends declared during that year. This percentage may differ from the actual tax exempt percentage for any particular day. Distributions of net investment income received by the Fund from investments in debt securities other than Municipal Obligations and any net realized capital gains distributed by the Fund will be taxable as ordinary income. Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.

       Statements as to the tax status of each investor's dividends and other distributions will be mailed annually. The annual statements will set forth the dollar amount of income subject to federal tax, if any. Distributions will be reported under more than one identification number only if a separate account is established for each number. If the Fund has both tax exempt and taxable interest income, it will use the "actual earned method" for determining the percentage that is taxable income. Under this method, the ratio of taxable income earned during the period, for which a distribution was made, to total income earned during the period determines the percentage of the distribution designated taxable and, as a result, the percentage of the distribution that is tax-exempt may vary from distribution to distribution.

       The identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, in either case, if the creating government or some entity guarantees a security, such guarantee would be considered a separate security and is to be treated as an issue of such government or other agency.

       The Tax Reform Act of 1986 (the "Act) provides that in the event the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining any liability for the alternative minimum tax applicable to individuals and the alternative minimum tax and the environmental tax applicable to corporations. In the case of corporations, federal alternative minimum taxable income will also include one-half if the excess of the corporation's pre-tax book income (including all exempt-interest dividends) over the corporation's other federal alternative minimum taxable income Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

       The Act also provides that, for taxable years beginning after December 31, 1986, every person required to file a tax return must report solely for informational purposes on such return the amount of exempt interest dividends received from the Fund during the taxable year. In addition, with respect to a shareholder who receives exempt interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt interest dividends, be disallowed.

       The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessarily result in exemption under the other tax laws of the United States or any state or local taxing authority.

       Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to an investment or income there from in the Fund which may differ from the Federal income tax consequences described above.


                                   FUND YIELD

       The current yield of the Fund may differ from its effective yield and annualized dividends.

       Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

Effective yield is computed adding one to current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula:

Effective Yield = [(Base Period Return + 1) /7] 365 - 1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends.

Taxable equivalent yield is computed by dividing either current yield or effective yield by a denominator equal to one minus a stated income tax rate according to the following formula: Taxable Equivalent Yield = Current or Effective Yield / (1 - Income Tax Rate).

       Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money market funds or bank accounts which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                     RESERVE CASH PERFORMANCE ACCOUNT

        The Reserve Cash Performance ("CPA") and Reserve "CPA" Plus accounts provide a comprehensive package of additional services to investors in the Primary, Government, and Treasury Funds for an additional fee. Reserve CPA is a check arrangement with BankOne Columbus NA or the Chase Manhattan Bank whereby checks are issued to Reserve shareholders which may be used to redeem shares in the account in any amount. If a bank accepts a check, it will be paid in the order received by redemption of shares from the investor's Reserve account.

        Any check in an amount exceeding the Reserve account balance will be returned to the payee. Reserve CPA checks can be used in the same manner as any other bank checks. Paid checks will not be returned but complete information on such paid checks will be provided monthly. Reserve CPA Plus is a checking facility described above plus a VISA Gold debit card. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. As with the checking facility, VISA charges are paid by liquidating shares in the Reserve Fund account, but any changes that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for establishing a CPA or CPA Plus account may be altered or waived by the Funds either generally or in specific instances. The checks and VISA cards are intended to provide investors with easy access to their account balances.

        A Fund will charge a non-refundable annual CPA service fee (currently $60 which may be charged to the account monthly) and a transaction fee of $0.50 for each additional check in excess of five presented for payment within the statement period. Participants will also be charged for specific cost incurred in placing stop payment orders, obtaining check copies and in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice. In addition, broker-dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

        VISA cardholders may be liable for the unauthorized use of their card up to the amount set by the governing Federal regulations which is currently $500 if the Fund or the bank is not notified of the theft or loss within 2 business days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a Card is lost or stolen, the CPA Plus participant should report the loss immediately by telephoning the issuing bank, currently BankOne at (614) 248-4242 which can be reached 24 hours a day, seven days a week or the Funds at (800) 631-7784 or (212) 977-9880 during normal business hours (9:00 A.M., to 5:00 P.M., New York time).

        The use of checks and cards by participants will be subject to the terms of your Reserve CPA Account Application and VISA Account Shareholder Agreements.

                             MUNICIPAL OBLIGATIONS

       Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issued to refund outstanding debt and obtain funds for general operating expenses.

       Municipal bonds, which are long term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, as, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

       Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by the Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

       Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

       On April 20, 1988, the United States Supreme Court in South Carolina v. Baker, overruled an 1895 case, Pollock v. Farmers' Loan & Company which held that interest on Municipal Obligations was immune from federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the federal income tax exemption for interest on certain Municipal Obligations.

       The Fund may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Fund would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Fund may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in the Fund. Substantial reductions in the availability of tax-exempt securities might also cause a reevaluation of the Fund's investment objective and policies.

VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments that the Fund may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for a periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to the required for the holder to demand payment.

       The variable rate demand instruments in which the Fund may invest will comply with Rule 2a-7 under the Investment Company Act of 1940. The Fund will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment adviser may determine that an unrated variable rate demand instruments meets the Fund's high quality criteria if it is backed by a suitable bank letter of credit or guarantee.

       The variable rate demand instruments that the Fund may invest in include participation interests purchased from banks in variable rate tax exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days' notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.


                                    RATINGS

TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be a high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following two designations all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: MIG-1/VMIG-1, Best Quality and MIG-1/VMIG-1, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support of demonstrated broad based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large in MIG-1/VMIG-1.

       Standard & Poor's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The highest quality obligations are rated "A". Issues assigned A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by Standard & Poor's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.

                       REPORT OF INDEPENDENT ACCOUNTANTS

    To the Shareholders and the Board of Trustees of Reserve Tax-Exempt Trust--Interstate Tax-Exempt Fund:

    We have audited the accompanying statement of net assets of the Interstate Tax-Exempt Fund (one of the series constituting Reserve Tax-Exempt Trust) as of May 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Interstate Tax-Exempt Fund of Reserve Tax-Exempt Trust as of May 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

New York, New York
June 27, 1997


              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND


                     STATEMENT OF NET ASSETS--MAY 31, 1997

                                                                                                 PRINCIPAL
                                                                                  MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
------------------------------------------------------------------------------   ----------    --------------    ------------
ALABAMA -- .66%
  Decatur IDA for Scientific Manufacturing, 4.15%(a)..........................     2/1/2014       $  1,000       $  1,000,114
  Pell City IDA for General Signal Corporation, 4.05%(a)......................    10/1/2000          1,000          1,007,059

ARIZONA -- 6.45%
  Apache IDA for Tucson Electric Power Company, 3.90%(a)......................   12/15/2018          6,000          6,011,992
  Apache IDA for Tucson Electric Power Company, 3.95%(a)......................   12/15/2018          2,000          2,004,030
  Coconino PCR for Tucson Electric Power Company Series B, 3.80%(a)...........     5/1/2031          1,000          1,002,841
  Gila IDA PCR for Cobre Valley Hospital, 3.90%(a)............................    11/1/2025          4,000          4,014,597
  Pima IDA PCR for Tucson Electric Project, 3.90%(a)..........................    10/1/2022          5,600          5,600,598
  Pima IDA for Tucson Retirement Center, 3.85%(a).............................     1/1/2009            800            805,451
  Yauapai IDA for Kachina Pointe Project, 3.85%(a)............................     1/1/2009            300            302,044

CALIFORNIA -- 8.23%
  California School District Cash Reserves Program Series A, 4.75%............     7/2/1997          3,000          3,132,529
  California Community Development Authority, 3.65%(a)........................    5/15/2025            100            100,185
  Grand Terrace Community Redevelopment Agency, 3.95%(a)......................    12/1/2011          5,700          5,716,694
  Irvine Beach Assessment, 3.70%(a)...........................................     9/2/2011            300            300,030
  Los Angeles MHR for Malibu Meadows Project Series 91-A, 3.95%(a)............    12/1/2015            800            802,941
  Los Angeles USD TRAN, 4.50%.................................................    6/30/1997            500            520,970
  Los Angeles Transportation Commission Custodial Receipts, 4%(a).............     7/1/2005            600            609,143
  San Bernadino HFR Alta Park Project, 4%(a)..................................     5/1/2006          3,500          3,512,940
  San Francisco Bayside Village Series 85D, 3.95%(a)..........................    12/1/2005          4,000          4,027,944
  San Joaquin USD TRAN, 4.50%.................................................    1/15/1998          1,000          1,033,515
  San Jose Community Redevelopment Agency, 3.80%(a)...........................     7/1/2026          1,300          1,304,495
  San Mateo USD TRAN, 4.50%...................................................     7/1/1997          3,000          3,125,535
  Union City MHR for Skylark Apartments, 4%(a)................................    11/1/2007          1,000          1,001,999

              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND

                                                                                                 PRINCIPAL
                                                                                  MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
------------------------------------------------------------------------------   ----------    --------------    ------------
COLORADO -- 2.22%
  Englewood HCF for SW Medical Professional Ltd. Series 85 Series 85,
    4.05%(a)..................................................................    12/1/2010       $  2,000       $  2,007,523
  Jefferson County IDR for Kinder-Care Learning Centers Series C, 4.15%(a)....     2/1/2001          1,700          1,700,193
  Jefferson Country IDR for S.W. Medical Project Series 85, 4.05%(a)..........    11/1/2010          2,450          2,459,216
  Wheat Ridge IDA for Pearse Electronics Inc. Project, 4.25%(a)...............     6/1/1999            625            626,178

CONNECTICUT -- .56%
  Connecticut Development Authority Health Care Revenue Bonds for Independent
    Living Project 1990 Series, 3.70%(a)......................................     7/1/2015            300            301,052
  Hartford Redevelopment Agency MHR for Underwood Towers, 3.65%(a)............     6/1/2020          1,400          1,404,816

DELAWARE -- .66%
  Wilmington GOB, 5%..........................................................    10/1/1997          2,000          2,025,644

DISTRICT OF COLUMBIA -- .73%
  Washington, D.C. Housing Finance Agency MHR for Chastleton Development
    Project, 4%(a)............................................................     7/1/1997          2,200          2,236,950

FLORIDA -- 4.51%
  Boca Raton IDA for Parking Garage Project, 4.325%(a)........................    12/1/2014          2,800          2,800,336
  Broward Country MHR for Welleby Apartment Project, 4%(a)....................    12/1/2006            600            602,209
  Collier IDA for Retirement Housing Revenue Bonds, 3.95%(a)..................    12/1/2015            200            200,724
  Dade County Hospital Revenue Bonds, 3.85%(a)................................     9/1/2025            200            200,570
  Dade County IDA for Dolphin Stadium Project, 3.95%(a).......................     1/1/2016          2,800          2,810,218
  Dade County Hospital Revenue Bonds Project, 3.85%(a)........................     3/1/2025            100            100,285
  Duval County HFA for Lakes of Mayport Apartment Project, 4%(a)..............    12/1/2009            700            702,602
  Florida HFR/Oaks at Mill Creek Project Series 85, 3.95%(a)..................    11/1/2007            200            200,578
  Gulf Breeze Series 85 A Revenue Bonds, 4%(a)................................    12/1/2015            400            401,476
  Hillsborough IDA for Tampa Electric Co., 4.15%(a)...........................     9/1/2025            700            702,451
  Hillsborough PCR for Cannon Conversion, 4%(a)...............................    5/15/2018            200            200,690
  Jacksonville IDA for Coastal Islands Project, 4.05%(a)......................     8/1/2008            195            195,022
  Lee County IDA for Charter Glade Hospital Project, 4.10%(a).................     8/1/2007          4,375          4,391,379
  Palm Beach PCR for Water and Sewer Project, 4.05%(a)........................    10/1/2011            200            200,022
  University of North Florida HEF Capital Improvement Project, 3.90%(a).......    11/1/2024            100            100,368

GEORGIA -- 5.80%
  Clayton County DAI for Rivers Edge Development, 3.95%(a)....................     8/1/2006          2,880          2,890,664
  Elbert County Industrial Building Authority Revenue Bonds for Seaboard Farms
    of Elberton, 3.95%(a).....................................................     7/1/2005          1,800          1,812,452
  Gwinnett County IDA for United Stationers Supply Company, 3.95%(a)..........   10/31/2002          3,800          3,813,998
  Municipal Electric Authority, 4.05%(a)......................................     1/1/2026          9,200          9,226,982

IOWA -- 2.09%
  Buffalo IDA for Linwood Mining & Materials, 4.20%(a)........................     1/1/2000          1,165          1,165,134
  Iowa School Corp. Warrant Certificates Series A, 4.75%......................    6/27/1997          5,000          5,223,866

ILLINOIS -- 0.55%
  Streamwood IDA for Olde Church Centre Project, 4.05%(a).....................    12/1/2014          1,685          1,691,258

INDIANA -- 4.53%
  Indianapolis Airport Custodial Receipts, 4.05%(a)...........................     7/1/2015          5,000          5,077,784
  Tippecanoe County PCR for Caterpillar Inc., 3.95%(a)........................    11/1/2006          8,750          8,782,315

KANSAS -- 1.33%
  Ottawa IDA for Our Own Hardware Co., 3.95%(a)...............................    10/1/2004          4,080          4,080,442

KENTUCKY -- 3.76%
  Danville EDA Multi-Lease Revenue Bonds, 4.20%(a)............................     4/1/2007            900            903,443
  Ohio County PCR for Big River Electric Corporation, 4.40%(a)................     6/1/2013          4,500          4,593,605
  Ohio County PCR for Big River Electric Corporation Project Series 1985,
    4.85%(a)..................................................................    10/1/2015          6,000          6,024,279

LOUISIANA -- 0.33%
  Louisiana Public Facilities Authority W. Knighton Project, 3.90%(a).........     9/1/2025          1,000          1,002,893

              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND

                                                                                                 PRINCIPAL
                                                                                  MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
------------------------------------------------------------------------------   ----------    --------------    ------------
MARYLAND -- 6.03%
  Anne Arundel County Industrial Refunding Revenue Bonds for Kinder-Care
    Learning Centers, 4.15%(a)................................................     2/1/2001       $  2,260       $  2,260,257
  Baltimore IDA for Mayor and City Counsel Project, 4.05%(a)..................     8/1/2016          2,500          2,507,548
  Maryland Health and Higher Education Pooled Project Series 85A, 3.90%(a)....     4/1/2035         13,000         13,001,389
  Montgomery County IDA for Info Systems and Network Corporation, 4.15%(a)....     4/1/2014            700            702,547

MASSACHUSETTS -- 2.82%
  Boston Water and Sewer Commission Revenue Bonds 1994 A, 3.80%(a)............    11/1/2024            300            301,040
  Massachusetts HEF for Harvard University, 3.65%(a)..........................     2/1/2016            400            401,391
  Massachusetts IFA for Governor Dummer Academy, 3.80%(a).....................     7/1/2026          1,200          1,204,228
  Massachusetts IFA for Griffin Realty, 3.85%(a)..............................     7/1/2008            200            200,710
  Massachusetts IFA for Quamco Series B, 3.70%(a).............................     9/1/2001            200            200,693
  Watertown BAN, 4.25%........................................................    5/13/1998          5,000          5,022,986
  Westfield BAN, 4.50%........................................................     5/8/1998          1,300          1,308,657

MICHIGAN -- 1.44%
  Dearborn Heights EDC for Oakbrook Common Project Series 1993, 3.85%(a)......     3/1/2025          3,900          3,900,411
  Jackson EDC for Thrifty Leoni Inc. Project, 4.075%(a).......................    12/1/2014            500            500,057

MINNESOTA -- 2.21%
  Eagan MHR for Aspen Woods, 4.15%(a).........................................     1/1/2026          5,580          5,601,594
  New Brighton Industrial Development Refunding Revenue Bonds for Taylor
    Corporation Series 1988, 5.44%(a).........................................    11/1/1999            385            384,694
  New Hope Commercial Development Revenue Bonds for National Beauty Project
    Series 1994, 4.15%(a).....................................................     5/1/2010            775            775,088

MISSOURI -- 2.26%
  Cole IDA for Modine Manufacturing Series 85, 4.15%(a).......................    12/1/2015          2,940          2,961,552
  Missouri State Environmental Improvement and Energy Resources Authority
    Pollution Control RAW Series A, 3.95%(a)..................................     6/1/2014          3,000          3,000,000
  St. Louis Industrial Development Refunding Revenue Bonds for Kinder-Care
    Learning Centers, 4.15%(a)................................................     2/1/2001            965            965,110

MONTANA -- .20%
  Great Falls Commercial Development Revenue Bonds for Liberty Development
    Partners Project, 4.15%(a)................................................    12/1/2007            625            625,071

NEBRASKA -- 1.67%
  Nuckolls IDA for Agrex Inc Project, 4.40%,(a)...............................     2/1/2015          5,100          5,120,665

NEVADA -- 1.31%
  Clark Unlimited Tax GOB Series A, 4.05%(a)..................................    10/1/2030          4,000          4,014,395

NEW JERSEY -- 5.98%
  East Rutherford BAN, 4.31%..................................................    1/23/1998          2,000          2,010,892
  Fair Lawn BAN, 4%...........................................................     8/1/1997          1,866          1,929,017
  Fairfield BAN, 4%...........................................................   12/17/1997          2,000          2,036,685
  New Jersey EDA for Volvo of America Corp., 4.40%(a).........................    12/1/2004          1,800          1,800,217
  New Jersey Sports Expo Authority Series 92C, 3.65%(a).......................     9/1/2024            600            605,374
  Rahway BAN, 4%..............................................................   12/23/1997          2,740          2,792,260
  Trenton Temp Notes, 4%......................................................   12/18/1997          3,000          3,060,889
  Vernon Board of Education Temp Notes, 4%....................................    1/16/1998          4,000          4,066,052

NEW MEXICO -- 3.97%
  Dona Ana IDR for Foamex Products, 3.90%(a)..................................    11/1/2013          2,100          2,107,623
  Farmington PCR for Public Service Four Corners, 4.05%(a)....................     4/1/2022         10,000         10,035,986

NEW YORK -- 8.68%
  Nassau BAN, 4.50%...........................................................    8/15/1997          4,000          4,133,848
  New York City GOB Series A7, 4%(a)..........................................     8/1/2020          1,300          1,300,142
  New York City GOB Series B4, 4.05%(a).......................................    8/15/2023          1,800          1,800,200
  New York City GOB Series B8, 3.85%(a).......................................    8/15/2023            500            500,053
  New York City GOB Series C4-97, 4%(a).......................................     8/1/1997          3,100          3,100,345

              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND

                                                                                                 PRINCIPAL
                                                                                  MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
------------------------------------------------------------------------------   ----------    --------------    ------------
NEW YORK -- (CONTINUED)
  New York City GOB Series E5, 4%(a)..........................................     8/1/2009       $  1,500       $  1,500,164
  New York State R&D PCR for Niagara Mohawk, 4.20%(a).........................     7/1/2015          1,000          1,000,115
  North Hempstead G.O. BAN, 4.25%.............................................    2/26/1998          4,000          4,057,026
  Roslyn BAN, 4%..............................................................   10/15/1997          5,000          5,099,618
  Syracuse BAN Series 96A, 3.90%..............................................   12/19/1997          4,000          4,073,677

NORTH CAROLINA -- .03%
  North Carolina HEF for Guilford College Project, 4.10%(a)...................     9/1/2023            100            100,351

NORTH DAKOTA -- .36%
  Minot IDR for Nash Finch Co. Project, 4.15%(a)..............................    12/1/2002          1,100          1,100,125

OHIO -- 3.11%
  Brunswick IDA for Kinder-Care Learning Centers Project Series A, 4.15%(a)...     6/1/2002            425            425,048
  Columbus ERD Electric Systems Revenue Bonds, 3.60%(a).......................     9/1/2009          1,000          1,003,156
  Cuyahoga IDA for Allen Group Project, 3.80%(a)..............................    12/1/2015          1,000          1,002,841
  Cuyahoga IDA for Edgecomb Metals Co., 3.95%(a)..............................     9/1/2009          1,000          1,000,110
  Franklin County Industrial Development Refunding Revenue Bonds for
    Kinder-Care Learning Centers Project Series A, 4.15%(a)...................     6/1/2002          1,080          1,080,123
  Montgomery IDA for Sister Chart Health Care, 3.85%(a).......................    5/15/2025          1,900          1,906,832
  Sharonville IDA for Edgecomb Metals Inc., 3.85%(a)..........................    11/1/2009          1,610          1,615,901
  Toledo Special Obligation Assessment Notes, 3.90%(a)........................    12/1/1998          1,500          1,500,321

OKLAHOMA -- 1.64%
  Tulsa IDA for University of Tulsa Project Series B, 4%(a)...................    10/1/2026          5,000          5,017,774

OREGON -- 0.69%
  Medford HFA for Rogue Valley, 4.10%(a)......................................    10/1/2016            100            100,011
  Port of Portland IDR for Tyerson & Sons, 4.05%(a)...........................   11/01/2007          2,000          2,007,400

PENNSYLVANIA -- 5.84%
  Allegheny University Project Series 85, 3.75%(a)............................     7/1/2015          1,400          1,409,298
  Berks TRAN, 4.375%..........................................................   12/31/1997          2,500          2,555,421
  Butler IDA for Lutheran Welfare Series A, 4.25%(a)..........................    11/1/2026          1,700          1,710,461
  Chartier Valley Industrial and Commercial Development Authority Revenue
    Bonds for 1133 Penn Associates Project Series A, 3.95%(a).................     8/1/2007          1,664          1,670,129
  Clarion County Industrial Development Authority Special Development Revenue
    Bonds for Meritcare Project Series A, 3.95%(a)............................    12/1/2012          2,100          2,107,756
  Delaware Valley Regional Finance Authority Series 85A, Revenue Bonds
    3.90%(a)..................................................................    12/1/2020          2,000          2,007,279
  Emmans GOB Local Government Revenue Bonds, 3.95%(a).........................     3/1/2024          1,900          1,907,004
  Northeastern HEF Wyoming Valley HCS Revenue Bonds, 3.85%(a).................     1/1/2024          1,000          1,003,618
  Penn GOB, 3.70%.............................................................    7/17/1997          2,000          2,006,488
  Philadelphia Hospital Authority for Children's Hospital, 4.05%(a)...........     3/1/2027          1,000          1,003,479
  University of Pittsburgh Capital Project Bonds, 3.75%(a)....................     1/1/2019            500            503,321

PUERTO RICO -- 1.25%
  Puerto Rico Electric Power Authority Series 11, 4.10%(a)....................     7/1/2022          3,810          3,814,708

TENNESSEE -- 1.90%
  Coster County IDB Seville Properties Series 1991, 4.30%(a)..................    6/15/2013            100            100,402
  Chattanooga IDA for Baylor School Project, 3.95%(a).........................    11/1/2016          1,000          1,000,108
  Knox IDB for Loews Investment Corp., 3.90%(a)...............................    10/1/2005            500            501,710
  Metropolitan Nashville/Davidson Lake Shore Estates, 4.30%(a)................     9/1/2009            200            200,819
  Tennessee School Bond Authority, 3.95%......................................     3/1/1998          4,000          4,014,482

TEXAS -- 1.11%
  North Central HEF for YMCA for Metro Dallas, 3.95%(a).......................     6/1/2021          3,400          3,412,533

UTAH -- .28%
  Bountiful DAI for Bountiful Gateway Park Project, 4.05%(a)..................    12/1/1997            865            868,071

WEST VIRGINIA -- 0.16%
  Virginia Hospital Finance Authority Revenue Bonds for Mid-Atlantic Capital
    Project 3.90%(a)..........................................................    12/1/2025            500            501,847

              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND

                                                                                                 PRINCIPAL
                                                                                  MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)      (NOTE 1)
------------------------------------------------------------------------------   ----------    --------------    ------------
VIRGINIA -- 2.83%
  Fairfax IDR for Kinder-Care Learning Centers Series E, 4.15%(a).............    10/1/1999       $  4,875       $  4,875,554
  Virginia HFR for AHC Service, 3.95%(a)......................................     9/1/2017          3,800          3,800,411

WASHINGTON -- 1.05%
  Port of Seattle DAI for Douglas Management Corporation, 4.05%(a)............    12/1/2005          3,200          3,212,003

WISCONSIN -- 1.31%
  Green Bay IDA for St. Mary Cement Company Ltd., 4.05%(a)....................    11/1/2000          4,000          4,011,848

WYOMING -- 0.33%
  Sweetwater IDA for Pacific Corp Project Series A, 3.90%(a)..................     7/1/2015          1,000          1,003,596
                                                                                                                 ------------
Total Interstate Fund Investments (100.87%) (Cost $306,924,758)...............                                    308,829,868
Other liabilities, less assets (-.87%)........................................                                     (2,678,002)
                                                                                                                 ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 306,151,866 shares of beneficial interest of $.001 par
  value outstanding.                                                                                             $306,151,866
                                                                                                                 ============

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.
                            ------------------------
SECURITY TYPE ABBREVIATIONS:


BAN   -- Bond Anticipation Notes
DAI   -- Development Authority Industrial Development
         Refunding Bonds
EDA   -- Economic Development Authority Revenue Bonds
EDC   -- Economic Development Corporation
ERD   -- Energy Research and Development Authority
GOB   -- General Obligation Bonds
HCF   -- Health Care Facility
HCS   -- Health Care Systems, Inc.
HEF   -- Health and Educational Facilities Revenue Bonds
HFA   -- Health Facilities Authority Revenue Bonds
HFR   -- Health Facilities Revenue Bonds
IDA   -- Industrial Development Authority Revenue Bonds
IDB   -- Industrial Development Board Revenue Bonds
IDR   -- Industrial Development Agency Revenue Bonds
IFA   -- Industrial Finance Agency Revenue Bonds
MHR   -- Multifamily Housing Revenue Bonds
PCR   -- Pollution Control Revenue Bonds
TRAN  -- Tax & Revenue Anticipation Notes
RAN   -- Revenue Anticipation Notes
RAW   -- Revenue Anticipation Warrants
USD   -- Unified School District Bonds


                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND
                            STATEMENT OF OPERATIONS
                            YEAR ENDED MAY 31, 1997


INTEREST INCOME (Note 1)......................................................................   $10,956,203
                                                                                                 -----------
EXPENSES (Note 2)
  Management fee..............................................................................     1,532,970
  Shareholder servicing, administration and general office expenses...........................       673,797
  Distribution assistance (Note 3)............................................................       577,267
  Equipment expense...........................................................................       106,255
  Professional fees...........................................................................        84,398
  Occupancy costs.............................................................................        41,693
  Stationery, printing and supplies...........................................................        84,093
  Trustee fees................................................................................        12,315
  Other expenses..............................................................................        80,920
                                                                                                 -----------
    Total Expenses............................................................................     3,193,708
                                                                                                 -----------
NET INVESTMENT INCOME.........................................................................   $ 7,762,495
                                                                                                 ============

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED         YEAR ENDED
                                                                               MAY 31, 1997       MAY 31, 1996
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
    Net investment income paid to shareholders as dividends (Note 1).......   $    (7,762,495)   $    (8,935,332)
                                                                              ---------------    ---------------
  FROM CAPITAL SHARE TRANSACTIONS (at net asset value of $1 per share):
    Net proceeds from sale of shares.......................................     1,254,673,650      1,383,537,294
    Net asset value of shares issued on reinvestment of dividends..........         7,762,495          8,935,332
                                                                              ---------------    ---------------
      Subtotal.............................................................     1,262,436,145      1,392,472,626
    Cost of shares redeemed................................................    (1,248,351,729)    (1,415,637,331)
                                                                              ---------------    ---------------
    Net increase (decrease) in net assets derived from capital share
     transactions and from investment operations...........................        14,084,416        (23,164,705)
NET ASSETS:
  Beginning of year........................................................       292,067,450        315,232,155
                                                                              ---------------    ---------------
  End of year..............................................................   $   306,151,866    $   292,067,450
                                                                              ===============    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

         RESERVE TAX EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND ("TRUST")

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

   The Trust is registered under the Investment Company Act of 1940 as a nondiversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

   A. The Trust's shares of beneficial interest authorized are unlimited and divided into six series, Interstate, Connecticut, Massachusetts, California, New Jersey and Florida Funds. These financial statements and notes apply only to the Interstate Fund ("Fund").

   B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trust uses amortized cost to value the Fund, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the days to maturity, irrespective of intervening changes in interest rates or market value of investments. The maturity of floating or variable rate instruments in which the Trust may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

   C. It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.

   D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.

   E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

   F. The Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

   G. The Fund had payables of $4,500,320 for securities purchased but not received at May 31, 1997.

2. MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH AFFILIATES:

   Reserve Management Company, Inc. ("RMCI") manages the Interstate portfolio's investments, as well as the investments of the Connecticut, Massachusetts, California, New Jersey and Florida Funds of the Reserve Tax-Exempt Trust, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million, and .40% of any excess over $2 billion of the average daily closing net assets of each Fund. Also, under the current Service Agreement, RMCI was reimbursed $1,083,471 during the year ended May 31, 1997 for expenditures made on behalf of the Fund for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Fund's business. At May 31, 1997, the Fund had accrued expenses of $26,415 due to RMCI.

3. DISTRIBUTION ASSISTANCE:

   Pursuant to a Distribution Plan, the Trust will make payments of up to .20% per annum of the average net asset value of the Trust qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.

4. INVESTMENT CONCENTRATION

   The Interstate Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of issuers of various states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 84.23% of the Interstate Funds investments were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.

         RESERVE TAX EXEMPT TRUST--INTERSTATE TAX-EXEMPT FUND ("TRUST")

5. MANAGEMENT'S USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

6. COMPONENTS OF NET ASSETS

   At 5/31/97, the Interstate Fund's net assets consisted of $306,152 par-value and $305,845,714 paid-in-capital.

                            ------------------------

                            FEDERAL TAX INFORMATION

   The dividends distributed by the Interstate Fund are exempt interest dividends for Federal tax purposes.

                            ------------------------

                            RESERVE TAX-EXEMPT TRUST
                           CALIFORNIA TAX-EXEMPT FUND
                          CONNECTICUT TAX-EXEMPT FUND
                           FLORIDA TAX-EXEMPT FUND
                         MASSACHUSETTS TAX-EXEMPT FUND
                           NEW JERSEY TAX-EXEMPT FUND
                          PENNSYLVANIA TAX-EXEMPT FUND
                       RESERVE NEW YORK TAX-EXEMPT TRUST
                            NEW YORK TAX-EXEMPT FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (800) 637-1700

                        -----------------------------

                         YIELD AND BALANCE INFORMATION
                  TOLL FREE (800) 637-1700 -- TOUCH TONE PHONE



                      STATEMENT OF ADDITIONAL INFORMATION


          This Statement of Additional Information describes the California Tax-Exempt, Connecticut Tax-Exempt, Massachusetts Tax-Exempt, New Jersey Tax-Exempt and Pennsylvania Tax-Exempt Funds of Reserve Tax-Exempt Trust and the New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust (the "Fund(s)"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Funds at the above address. This Statement is dated July 31, 1997.



                      TABLE OF CONTENTS                                                       PAGE
                      -----------------                                                       ----
                      Investment Objective and Policies                                          2
                      Trustees and Executive Officers                                            3
                      Investment Management, Distribution,
                        Service and Custodian Agreements                                         4
                      Portfolio Turnover, Transaction
                        Charges and Allocation                                                   7
                      Shares of Beneficial Interest                                              7
                      Purchase, Redemption and Pricing
                        of Shares                                                                8
                      Distributions and Taxes                                                   10
                      Fund Yield                                                                11
                      Reserve Cash Performance Account                                          12
                      Municipal Obligations                                                     12
                      Ratings                                                                   13
                      Risk Factors of Concentrating in California                               14
                      Risk Factors of Concentrating in Connecticut                              17
                      Risk Factors of Concentrating in Florida                                  18
                      Risk Factors of Concentrating in Massachusetts                            19
                      Risk Factors of Concentrating in New Jersey                               20
                      Risk Factors of Concentrating in New York                                 21
                      Risk Factors of Concentrating in Pennsylvania                             25
                      Report of Independent Accountants                                         28
                      Financial Statements                                                      29


          SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                       INVESTMENT OBJECTIVE AND POLICIES

          The following information provides additional details about the Funds' investment objectives and policies.


       Each Fund's investment objective is to seek as high a level of short term interest income exempt from federal, state, and, with respect to the New York
Portfolio, local income taxes, and with respect to Florida Tax-Exempt   Fund,
intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania County Personal Property Tax, as is consistent with preservation of capital and liquidity, by investing principally in municipal securities.

        These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of bond counsel for the issuers ("Municipal Obligations"). Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax. At least 80% of each Fund's assets will be invested in Municipal Obligations exempt from federal, state, and with respect to the New York Tax-Exempt Fund, local income taxes unless the Fund has adopted a defensive position. During periods when a state's Municipal Obligations meeting a Fund's quality standards are not available, a Fund may invest up to 20% of its assets, or a greater percentage on a temporary basis, in Municipal Obligations exempt only from federal income taxes.

          The Funds will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"); SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines adopted by the Board of Trustees to those rated securities in which a Fund may invest.


          Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of any nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five business days of the date the investment adviser becomes aware of the new rating. Should a rated Municipal Obligation cease to be rated, the investment adviser will promptly reassess the quality and credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

          From time to time, on a temporary basis other than for temporary defensive purposes, the Funds may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Funds will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of a Fund will be invested in Taxable Investments at any time.

          SUPPLEMENTAL INVESTMENT POLICIES. The Funds' investment objective, and the following supplemental policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. A Fund cannot: (1) invest in any security other than those discussed herein or in the Prospectus;
(2) borrow
money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities), and not in an amount to exceed 5% of the value of its total assets; (3) issue securities senior to its capital stock;
(4) act as an underwriter with respect to the securities of others; (5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in Municipal Obligations, U.S. Governments or instruments secured by such obligations; (6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, a Fund may purchase Municipal Obligations secured by interests in real estate;
(7) lend more than 33 1/3% of the value of its total assets to the extent its investments are considered loans; (8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, a Fund shall have the authority to purchase Municipal Obligations subject to a stand-by commitment, at the Fund's option; (9) invest in voting securities or in companies for the purpose of exercising control; (10) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940; (11) make investments on a margin basis; and
(12) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of a Fund, the investment adviser or affiliated person except in compliance with the Investment Company Act of 1940.

          OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Funds accompanied by a stand-by commitment to repurchase the securities, at a Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities.


          REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when a Fund purchases and simultaneously contracts to resell in advance securities at fixed prices determined by the yields negotiated.
Each Fund will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by each Fund's Board of Trustees. The investment adviser will follow procedures intended to provide that all acquired repurchase agreements are at least 100% collateralized as to principal and interest. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of a Fund's custodian. If the seller defaults on the repurchase obligation, a Fund could incur a loss, and may incur costs in disposing of the underlying security. The Funds will not hold more than 10% of their net assets in illiquid securities, including repurchase agreements with a term greater than seven days.


          The Funds may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Funds' policy that entering into a reverse repurchase agreement will be for temporary purposes only, and, when aggregated with other borrowing, may not exceed 5% of the value of the total assets of a Fund at the time of the transaction.


                        TRUSTEES AND EXECUTIVE OFFICERS

      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

        Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"),; Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation; and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, with Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET, RTET and RPES. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET, RTET and RPES. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      MICHELLE L. NEUFELD, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

      Ms. Neufeld is Counsel and Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining The Reserve Funds in 1997, Ms. Neufeld was a staff attorney at NASD Regulation, Inc.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET, RNYTET and RPES. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

--------------------------------------------------
*Interested Trustee within the meaning of the Investment Company Act of 1940. Messrs. Ehlert, Emmet, and Harrington, are members of a Review
Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

        During the fiscal year ended May 31, 1997, the Trustees received fees from the Funds of $10,136. As of June 30, 1997 Trustees and officers as a group owned less than 1% of the outstanding shares of the California Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, New Jersey Tax-Exempt and New York Tax-Exempt Funds and shares of the Massachusetts Tax-Exempt Fund. During the year ended May 31, 1997, each Fund held four Board meetings and one Review Committee meeting.

                               COMPENSATION TABLE


                                               AGGREGATE                    TOTAL COMPENSATION
                                             COMPENSATION               FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                               FROM FUND*          (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
--------------------------------------------------------------------------------------------------------
Edwin Ehlert, Jr.                             $2,293                           $22,197
Henri W. Emmet                                $2,293                           $22,197
Rev. Donald J. Harrington                     $2,293                           $22,197

* Amounts shown are for the Funds' Fiscal year Ending May 31, 1997.




                  INVESTMENT MANAGEMENT, DISTRIBUTION, SERVICE
                            AND CUSTODIAN AGREEMENTS

       INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI"), 14 Locust Place, Manhasset, N.Y. 11030, of which Messrs. Henry B.R. Brown and Bruce R. Bent are the Directors, manages each Fund and provides it with investment advice pursuant to an Investment Management Agreement. Messrs. Brown and Bent together with their children own RMCI. Under each agreement, RMCI manages each Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction of the Trustees. RMCI also pays the promotional expenses related to the sale of each Fund's shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by a Fund, or registration fees and expenses).


     Each of the Funds periodically pays RMCI a management fee at the annual rate of .50% of the first $500 million of average daily net assets, .475% of the next $500 million of such assets, .45% of the next $500 million of such assets,
 .425% per annum of the next $500 million of such assets, and .40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1995, 1996 and 1997, RMCI received management fees of $200,783, $155,027 and $166,430, respectively from the Connecticut Fund; $52,248, $48,113 and $51,006 from the Massachusetts Fund; $763,741, $775,398 and $786,904 from the New York Fund; for the period October 17, 1994 to May 31, 1995 and fiscal years ending May 31, 1996 and 1997 received $24,072, $50,807 and $103,607, respectively in management fees from the California Fund; for the period of June 21, 1994 to May 31, 1995 and fiscal years ending May 31, 1996 and 1997. RMCI received $51,948, $154,727 and
$194,595, respectively in management fees from the New Jersey Tax-Exempt Fund; for the period of June 24, 1996 to May 31, 1997 $19,304 in management fees from the Florida Fund.

       From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be.

     The Investment Management Agreement was approved by shareholders in 1986 and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The agreement terminate automatically upon their assignment and may be terminated without penalty upon 60 days' written notice by a vote of the Board of Trustees of each Fund or by vote of a majority of outstanding voting shares of a Fund or by RMCI.

       SERVICE AGREEMENT. Under a Service Agreement, RMCI furnishes to each Fund all personnel required for administrative, clerical, recordkeeping, bookkeeping, shareholder accounting, and shareholder servicing functions. In addition, RMCI provides, at cost, office space, office equipment (including computers), office supplies, and direct expenditures which include brokerage fees and commissions, interest, taxes, issuing and redemption costs, registration fees, disinterested Trustees' fees, custodial fees, extraordinary legal expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings, and independent accountants' fees. For all of these items, each Fund reimburses RMCI for its costs. However, RMCI has agreed to repay promptly any amount reimbursed which a majority of the disinterested Trustees reasonably determines is in excess of, or not properly attributable to, the cost of operations or expenses of each Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' written notice. Reserve Management Corporation, an affiliate of RMCI, may provide some of these services.


       Pursuant to the Service Agreement, during the fiscal year ended May 31, 1997, Funds reimbursed RMCI $934,359, for expenses. For the fiscal years ended May 31, 1995 and 1996, RMCI was reimbursed $1,062,207 and $1,081,664 for expenses, respectively.

       DISTRIBUTION AGREEMENT. The Funds' Distributors are Pacific Global Fund Distributor Incorporated ("PGFDI"), 215 North Marengo Avenue, Pasadena, California 91101 and Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, N.Y. 10019. The Funds have authorized the Distributors, in connection with that sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributors may offer and sell shares of the Funds pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Funds within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of its choice for the sale of the Funds' shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Distribution Plan described below. RESRV's and PGFDI's principal business is
the distribution of mutual fund shares.   No distributor has retained any
underwriting commissions on the sale of Fund shares during the last three fiscal years. The Distributors do not have the exclusive right to distribute Fund shares and the Funds may therefore continue to distribute its own shares.

       The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal or by the vote of a majority of the outstanding voting securities of the Funds.



       PLAN OF DISTRIBUTION. Each Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, each Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance services at an annual rate of .20% of the average net asset value of qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used by RMCI to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, in its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that the payee makes to the Fund by increasing assets under management, reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit each Fund and its shareholders.

       The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of a Fund's shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be re-registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for a Fund may be required to register as securities dealers in certain states.


       Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees is at the discretion of the disinterested Trustees currently in office.

     During the fiscal year ended May 31, 1997, $455,982 was paid under the plan by the Funds. Any such payments are intended to benefit a Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 1997, substantially all payments made by the Funds were to brokers or other financial institutions and financial intermediaries for share balances in the Funds.

       The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of a Fund or by vote of the disinterested Trustees. The Plans and related agreements may be renewed from year to year if specifically approved by the Boards of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.


       The Securities and Exchange Commission had proposed to amend Rule 12b-1 under the Investment Company Act of 1940 in a manner which, among other things, would effectively prohibit the implementation of compensation plans or any other plans that do not tie payments by a fund to specific distribution activities. If such a proposal were implemented, the Board of Trustees would determine, at such time and in light of the existing circumstances, the appropriateness of continuing the Plan, recommending its modification or discontinuance, or taking some other action.

       CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, N.Y. 10004 and Bankers Trust Company, One Bankers Trust Plaza, New York, N.Y. 10015 are Custodians of the Funds securities and cash pursuant to Custodian Agreements. Coopers & Lybrand L.L.P, 1301 Avenue of the Americas, New York, N.Y. 10019 is the Funds' independent accountant.


             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

       As investment securities transactions made by each Fund are normally principal transactions at net prices, the Funds do not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. During the past three fiscal years the Funds have not paid any brokerage commissions.


       The Funds' policy of investing in debt securities maturing within one year results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a materially adverse effect upon the net asset value or yield of a Fund.

       Subject to the overall supervision of each Fund's officers and the Boards of Trustees, RMCI places all orders for the purchase and sale of a Fund's investment securities. In general, in the purchase and sale of investment securities RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Funds as determined in good faith by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of a Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

       When orders to purchase or sell the same security on identical terms are simultaneously placed for the Funds and other portfolios managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each portfolio. However, RMCI may not always be able to purchase or sell the same security on identical terms for all portfolios affected.


                         SHARES OF BENEFICIAL INTEREST

       The Declaration of Trusts permit the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in a Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of each Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each class be preferred over all other classes with respect to assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of a Fund, shareholders are entitled to share pro rata in its net assets. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to a Fund's issued shares without shareholder approval.

       Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each Fund share has an equal interest in the net assets of its portfolio, equal rights to all dividends and other distributions from its portfolio, and one vote for all purposes. Shares of all classes vote together for the election of Trustees; and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustee could elect all Trustees if they so chose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of a business trust. The Declaration of Trusts contains an express disclaimer of shareholder liability for acts or obligations of a Fund and requires that notices of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trusts provides for the indemnification out of the Fund property of any shareholder held personally liable for the obligations of a Fund. The Declaration of Trusts also provided that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which a Fund itself would be unable to meet its obligations.

       The Declaration of Trusts further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law; but nothing in the Declarations protect a Trustee against any liability to which he would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

       Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES

       Redemption payments will normally be made by check or wire transfer but each Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Funds have elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act of 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. Redemptions in kind are further limited by the Funds' intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

       IF SHARES OF A FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH WILL GENERALLY BE UP TO 10 BUSINESS DAYS.




       PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Funds' Plans of Distribution ("Plans"). Under the Plans, payments are made to persons who provide assistance in distributing Fund shares or other assistance to a Fund.

       NET ASSET VALUE. Shares are offered at net asset value. The net asset value of the Funds is calculated at the close of each business day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day on other days the New York Stock Exchange is closed for trading, and on regional banking holidays, which may include Martin Luther King's Birthday and Columbus Day. The net asset value of each Fund is normally maintained at $1.00 per share. The Funds cannot guarantee that their net asset value will always remain at $1.00 per share.

       The net asset value per share of a Fund is determined by adding the value of all of its securities, cash and other assets, subtracting its liabilities, and dividing the results by the number of its shares outstanding. The Boards of Trustees have determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.


       In order to maintain a $1.00 share price the Funds will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Boards of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which a Fund proposes to enter into repurchase agreements. In addition, the Funds' have adopted procedures, taking into account current market conditions and the investment objective, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of a Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of a Fund, withholding dividends, redemption of shares of a Fund in kind, or reverting to valuation based upon market prices and estimates.

       SHAREHOLDER SERVICE POLICIES. The Funds' policies concerning shareholder services are subject to change from time to time. The Funds reserve the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Funds further reserve the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Funds' standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Funds reserve the right to increase their minimum initial investment amount at any time.


       CREDITING OF INVESTMENTS. The Funds will only give credit for investments in them on the day they become available in federal funds which is normally within one or two days of receipt. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Funds for investment are only accepted when submitted in proper form, denominated in United States dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Checks delivered to the Funds after 11:00 AM (New York time) are considered received on the following business day.


       Checks drawn on foreign banks are normally not accepted by the Funds. In addition, the Funds do not accept cash investments.

       The Funds reserve the right to reject any investment in them for any reason and may at any time suspend all new investment.

       IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY A FUND OR IF SHARES ARE PURCHASED BY A CHECK WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTABLE, THE SHARE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND MAY APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS OWED THE FUND, THE INVESTMENT ADVISER OR DISTRIBUTOR.


       SHARE CERTIFICATES.  Share certificates are not issued by the Funds.


                            DISTRIBUTIONS AND TAXES

       Each of the Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of their shareholders. The status of the Funds as regulated investment companies does not involve government supervision of management or of investment practices or policies. If they so qualify, in any fiscal year in which each distributes at least 90 percent of its net income, a Fund will not be subjected to federal income tax on such distributed amounts. Although interest derived from Municipal Obligations is not subject to federal income taxation, any net capital gains realized by a Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares, will be taxable to shareholders.

       In order to qualify as a regulated investment company under the Code, a Fund must, among other things, in each fiscal year distribute at least 90 percent of its investment company taxable income to shareholders; derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities; meet certain diversification requirements; and derive less than 30 percent of the gross income from the sale or disposition of securities held for less than three months.

       Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for federal income tax purposes. The percentage of income that is tax exempt will be determined for each year and will be applied uniformly to all dividends declared during that year. This percentage may differ from the actual tax exempt percentage for any particular day. Distributions of net investment income received by a Fund from investments in debt securities other than Municipal Obligations and any net realized capital gains distributed by a Fund will be taxable as ordinary income. Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.


       If any dividends are not exempt from federal or state and local income taxes shareholders will be advised of such percentage by January 31 of the following year. Distributions will be reported under more than one tax identification number only if a separate account is established for each number. If a Fund has both tax-exempt and taxable interest income, it will use the "actual earned method" for determining the percentage that is taxable income. Under this method, the ratio of taxable income earned during the period, for which a distribution was made, to total income earned during the period determines the percentage of the distribution designated taxable and, as a result, the percentage of the distribution that is tax-exempt may vary from distribution to distribution.

     The identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental users, then such non-governmental user would be deemed to be the sole issuer. However, in either case, if the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other agency.

       The Tax Reform Act of 1986 ( the "Act") provides that in the event a Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining any liability for the alternative minimum tax applicable to individuals and the alternative minimum tax and the environmental tax applicable to corporations. In the case of corporations, federal alternative minimum taxable income will also include one-half the excess of the corporation's pre-tax book income (including all exempt-interest dividends) over the corporation's other federal alternative minimum taxable income. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

       The Act also provides that, for taxable years beginning after December 31, 1986, every person required to file a tax return must report solely for information purposes on such return the amount of exempt interest dividends received from a Fund during the taxable year. In addition, with respect to a shareholder who receives exempt interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt interest dividends, be disallowed.

       The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessarily result in exemption under the tax laws of any state or local taxing authority.

       Shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in a Fund which may differ from the federal income tax consequences described above.

                                   FUND YIELD

       The current yield of a Fund may differ from the Fund's effective yield and annualized dividends.

       Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on by the original share and any such additional shares; and
(ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.


       Effective yield is computed by adding one to current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period + 1)]365/7-1. Effective annual yields are a representative of the effective annual rate of return produced by the monthly compounding of Fund dividends.

     Taxable equivalent yield is computed by dividing either current yield or effective yield by a denominator equal to one minus a stated income tax rate according to the following formula: Taxable Equivalent Yield = Current or Effective Yield - /(1 - Income Tax Rate)


      Yield information may be useful in reviewing the performance of a Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                        RESERVE CASH PERFORMANCE ACCOUNT

       The Reserve Cash Performance ("CPA") and Reserve "CPA" Plus accounts provide a comprehensive package of additional services to investors in the Primary, Government, and Treasury Funds for an additional fee. Reserve CPA is a check arrangement with BankOne Columbus NA or the Chase Manhattan Bank whereby checks are issued to Reserve shareholders which may be used to redeem shares in the account in any amount. If a bank accepts a check, it will be paid in the order received by redemption of shares from the investor's Reserve account.

       Any check in an amount exceeding the Reserve account balance will be returned to the payee. Reserve CPA checks can be used in the same manner as any other bank checks. Paid checks will not be returned but complete statements on such paid checks will be provided monthly. Reserve CPA Plus is a checking facility described above plus a VISA Gold debit card. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. As with the checking facility, VISA charges are paid by liquidating shares in the Reserve Fund account, but any changes that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for establishing a CPA or CPA Plus account may be shared or waived by the Funds either generally or in specific instances. The checks and VISA cards are intended to provide investors with easy access to their account balances.

       A Fund will charge a non-refundable annual CPA service fee (currently $60 which may be charged to the account monthly) and a transaction fee of $0.50 for each additional check in excess of five presented for payment within the statement period. Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice. In addition, broker/dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

       VISA cardholders may be liable for the unauthorized use of their card up to the amount set by the governing Federal regulations which is currently $500 if the Fund or the bank is not notified of the theft or loss within 2 business days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the CUSTOM PLAN participant should report the loss immediately by telephoning the issuing bank, currently BankOne at (614) 248-4242 which can be reached 24 hours a day, seven days a week or the Funds at (800) 631-7784 or (212) 977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).

       The use of checks and cards by participants will be subject to the terms of your Reserve CPA Account Application and VISA Account Shareholder Agreements.

                             MUNICIPAL OBLIGATIONS

       Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issued to refund outstanding debt and obtain funds for general operating expenses.

       Municipal bonds, which are long term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, as in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

       Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by a Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

       Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds, or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

        On April 20, 1988, the United States Supreme Court in SOUTH CAROLINA V. BAKER, overruled an 1895 case, POLLACK V. FARMERS' LOAN AND TRUST COMPANY which held that interest on Municipal Obligations was immune from Federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the Federal income tax exemption for interest on certain Municipal Obligations.

       The Funds may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Funds would be adversely affected. In such event, the Funds would reevaluate their investment objective and policies and submit possible changes in the structure of the Funds for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Funds may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in them. Substantial reductions in the availability of tax-exempt securities might also cause a reevaluation of a Fund's investment objective and policies.

       VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments that the Funds may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to the required for the holder to demand payment.

       The variable rate demand instruments in which the Funds may invest will comply with Rule 2a-7 under the Investment Company Act of 1940. The Funds will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment adviser may determine that an unrated variable rate demand instrument meets the Fund's investment high quality criteria if it is backed by a suitable bank letter of credit or guarantee.

       The variable rate demand instruments that the Funds may invest in include participation interests purchased from banks in variable rate tax exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.


                                    RATINGS

       TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be a high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following two designations all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: MIG-1/VMIG-1, Best Quality and MIG-2/VMIG-2, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support of demonstrated broad based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large as in MIG-1/VMIG-1.

       S&P's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more that 365 days. The highest quality obligations are rated "A". Issues assigned A rating for regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by Standard & Poor's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.


                   RISK FACTOR OF CONCENTRATING IN CALIFORNIA

       The following discusses the risks of concentrating investments in obligations of the State of California ("State") and its political subdivisions, duly constituted authorities and corporations.

       Since the start of State's 1990-91 fiscal year, the State has faced the worst economic, fiscal, and budget conditions since the 1930's. The State of California's tax revenue experience in the past few years clearly reflects sharp declines in employment, income and retail sales on a scale not seen in over 50 years. However, the 1995-96 Governor's Budget, released January 10, 1995 (the "Governor's Budget"), indicates the State has embarked on a steady economic recovery since late 1993, somewhat sooner than predicted in the May 1994 Revision of the 1994-95 Governor's Budget.

       The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund - K-12 schools and community colleges, health, welfare and corrections - growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits; the State Controller reports that expenditures exceeded revenues for four of the last five completed fiscal years ending with 1991-92; the State had an operating surplus of about $109 million in 1992-93 and $836 million in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties still had an accumulated deficit, on a budget basis, of approximately $1.8 billion.

       A further consequence of the large budget imbalance over two fiscal years was that the State used up all of its available cash resources. In late June, 1992 the State was required to issue $475 million of short-term revenue anticipation warrants to cover obligations coming due on June 30. Because the 1992-93 Budget Act was not adopted until September 2, 1992, the State was delayed in carrying out its usual cash flow borrowing for the fiscal year. The shortfall of cash forced the State Controller, after July 1, 1992, to issue approximately $3.8 billion of interest-bearing "registered warrants" in lieu of regular warrants which are redeemable for cash to many State vendors, suppliers and employees and to local government agencies to pay valid obligations from the prior fiscal year, and to pay continuing obligations after July 1 based on special appropriations or court orders. Certain constitutionally mandated obligations, such as debt service on bonds and revenue anticipation warrants, were paid with available cash. Registered warrants had not been issued by the State in the 1930s.


       The 1992-93 Budget Act closed a "gap" of about $7.9 billion, but budgeted a reserve at June 30, 1993 of only $28 million. However, the Governor's Budget for 1993-94, released January 8, 1993 (the "1993-94 Governor's Budget"), predicted revenues in the 1992-93 fiscal year will be $2.5 billion below 1992-93 Budget Act projections, and projected the State will have a $2.1 billion budget deficit at June 30, 1993. This however, assumed favorable legislative action by March 1993 on certain proposals to reduce health and welfare payments and eliminate a renters' tax credit, which combined would have saved $475 million by June 30, 1993. The Legislature has failed to enact these proposals. This, combined with the impact of the State Franchise Tax Board's February 4, 1993 order to release the renters' tax credit refunds, will require at least another $475 million in budget reductions in addition to those proposed in the 1993-94 Government's Budget. The 1993-94 Governor's Budget also projects that cash resources will be depleted during May 1993, necessitating additional cash flow borrowing. Actual performance for the balance of the 1992-93 Fiscal year will depend on many factors, including economic conditions in the State and the nation. As result of the deterioration in the State's budget and cash situation in fiscal years 1991-92, and 1992-93, rating agencies reduced the State's credit ratings. Between November 1991 and October 1992 the rating on the State's general obligation bonds was reduced by S&P from AAA to AA, by Moody's from Aaa to Aa, and by Fitch from AAA to AA.


       The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 Fiscal Year, the State has issued, in July and August, 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes maturing on June 28, 1995.

       On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds, Moody's Investors Service lowered its rating from Aa to A1, Standard & Poor's Ratings Group lowered its rating from A+ to A and termed its outlook as "stable," and Fitch Investors Service lowered its rating from AA to A.

       The California personal income tax, which in 1990-91 contributed about 45% of General Fund revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 11%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax
(AMT) which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11% effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3%, and the AMT rate is scheduled to drop from 8.5% to 7%.

       The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

       The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 39% of General Fund revenue in 1991-92. Bank and corporation tax revenues comprised about 11% of General Fund revenue in 1991-92. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products.

       The 1995-96 Governor's Budget, issued January 10, 1995, contains a reforecast of revenues and expenditures for the 1994-95 Fiscal Year. The Department of Finance Bulletin for April 1995 reports that General Fund revenues for March 1995 were $28 million, or 1.1 percent, below forecast, and that year-to-date General Fund revenues were $110 million, or 0.4 percent, below forecast. The largest component of the decrease is attributable to personal income tax receipts, which were $134 million, or 1.1 percent, below the year-to-date forecast. In addition, sales and use tax receipts were $117 million, or 1.1 percent, below the year-to-date forecast. The sales and year-to-date bank and corporation tax receipts were as forecast, and that miscellaneous revenues were $141 million above the year-to-date forecast. This gain is mostly attributable to revenues such as those relating to trial courts, state lands, and unclaimed property. The Department of Finance believes the gain in unclaimed property revenues ($40 million above forecast) to be real, and expects it to grow slightly by the end of the fiscal year.





       Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a recovery is now underway. The State's unemployment rate fell last year, from 10.1 percent in January to 7.7 percent in October and November. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November. In 1996, job growth is projected to exceed 300,000, with gains in all major sectors of the State's economy, again led by services and construction.

        The Department of Finance Bulletin for April 1995 reports on the State's continued economic recovery. Despite wet weather, nonfarm employment in the State increased by 17,000 in March and was up 127,500, or 1.1 percent, from March 1994. Due to heavy rainstorms, construction employment decreased by 6,900 jobs in March after increasing by more than 35,000 in February. Even so, 22,500 new construction jobs were added since March 1994, a gain of almost 5 percent. Most other major private industry groups posted gains for March, with services gaining 18,500 jobs and durable goods factories adding 2,800, despite a drop of 700 jobs in aerospace industries. The State's unemployment rate rose slightly in March to 7.6 percent from 7.3 percent in February, but was down from 8.8 percent in March 1994. Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.

        Pursuant to the Budget Adjustment Law (the "Law," Government Code
Section 12467), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 would decrease more than $430 million from the amount projected by the State in its Official Statement in July, 1994 for the sale of $4,000,000,000 of Revenue Anticipation Warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Budget Adjustment Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July, 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 Fiscal Year. As explained earlier, the Law would only be implemented if the State Controller estimated that borrowable resources on June 30, 1995 would be at least $430 million lower than projected.

        The 1995-96 Budget will be subject to the Budget Adjustment or "Trigger" legislation enacted in June 1994. The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.

       However, a report issued by the Legislative Analyst in February 1995 notes that the Proposed Budget (and hence the margin of cushion under the "trigger") is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare cuts, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level, and which are under appeal. This Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.


       The state has taken significant steps to restructure its budget, reduce its accumulated deficit, and is in the fifth year of holding expenditures equal to, or below, revenues. Continued spending pressures for education, corrections, and, until recently, health and welfare have made it difficult for the State to accumulate any significant contingency reserves. The State now projects a very modest ending reserve for fiscal 1997, and has budgeted about a 1% reserve for fiscal 1998. Overall, the General Fund GAAP-basis deficit has been reduced from a peak of $4.6 billion in 1992-93 to $2.1 billion at fiscal 1996.

       The Governor's proposed 1997-98 budget provides for moderate expenditure growth of about 3.9%. Revenue growth is projected at 4.7%, including the effects of a proposed 5% cut in the bank and corporate tax rate. Spending levels continue to be driven by constitutional spending requirements of Proposition 98, which requires about 40% of the general fund to be dedicated to K-14 education. Overall funding for K-14 education is proposed to increase by 7.6% over fiscal 1997 levels, outpacing other spending categories.


        On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for bankruptcy protection under Chapter 9, causing a liquidity crisis for the Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January, 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This may also affect their ability to meet their outstanding obligations.

        The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur. As of mid-January, it appeared that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Funds.

        On May 2, 1995, the United States Bankruptcy Court approved the Comprehensive Settlement Agreement re Orange County Investment Pools. The agreement resulted in school participants in the Funds receiving a cash distribution totalling approximately 90 percent of the schools' investment balances.

        Under existing legal precedent, the State is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational equality. The State is not presently able to predict whether any school districts will face insolvency because of their participation in the Funds, and if so, the potential amount or form of aid which the State may have to provide.





                  RISK FACTORS OF CONCENTRATING IN CONNECTICUT

       The following concerns the risks of concentrating investments in obligations of the State of Connecticut ("State") and its political subdivisions, duly constituted authorities and corporations.

       Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total nonagricultural employment. Manufacturing employment has been on a downward trend since 1984 while nonmanufacturing employment has risen significantly. From 1970 to 1992, manufacturing employment has declined 30.8% while the number of persons employed in service-related industries, such as trade, government, health, education, recreation, utilities, finance, insurance, transportation, and real estate increased 60.8%. Although agriculture remains significant to Connecticut, the amount of land devoted to farming has declined over time. These trends are expected to continue in the future. Tourism and summer residency are also economic factors.

       Manufacturing has traditionally been of prime economic importance to Connecticut and remains the State's single most important economic activity. The manufacturing industry is diversified, with transportation equipment (primarily commercial and defense related) the dominant industry, followed by fabricated metal products, non-electrical machinery and electrical machinery. Defense-related business plays an important role in the Connecticut economy. Economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. In the past ten years Connecticut has generally ranked from 6th to 11th among all states in total defense contracts awards, receiving 2.8% of all such contracts in 1992. On a per capita basis, defense awards to Connecticut have been among the highest in the nation. In recent years, the federal government has reduced defense-related spending and this trend is expected to continue. Both United Technologies Corporation and General Dynamics Corporation's Electric Boat Division have announced substantial labor force reduction. Any further decline in the federal defense budget could have a detrimental affect on the Connecticut economy.

       The industrial activity of the State is concentrated in two regions.
The first, the Naugatuck Valley extends from Bridgeport north through Ansonia and Waterbury to Torrington, and has a high proportion of heavy industry. The second, a belt extending from Hartford southwest through New Britain, Middleton and Meriden to New Haven, is typified by highly skilled precision metal products manufacturing. In addition, certain large submarine building activity and chemical production exist in the Groton area.

       Hartford, the capital of Connecticut, is a center of the insurance industry and a major service center for business and commerce. The southwestern portion of the State benefits from its proximity to New York City, with a substantial amount of suburban commutation to New York. An important factor in Connecticut's overall economic and employment picture is the influx of major business organizations that are relocating corporate headquarters or executive offices in Connecticut. Major employers in Connecticut include United Technologies Corporation, General Dynamics Corporation, Aetna Life and Casualty Company, The Travelers Insurance Company and Yale University.


       General Fund budgets for the biennium ending June 30, 1997, were adopted in 1995 anticipating expenditures of $8,987,907,123 and revenues of $8,988,180,000 for the 1995-96 fiscal year and anticipating expenditures of $9,311,125,170 and revenues of $9,311,700,000 for the 1996-97 fiscal year.

       The primary method for financing capital projects by the State is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. As of March 1, 1995, there was a total legislatively authorized bond indebtedness of $10,194,811,925, of which $8,673,257,677 had been approved for issuance by the State Bond Commission and $7,334,468,663 had been issued.

       To meet the need for reconstructing, repairing, rehabilitating and improving the State transportation system (except Bradley International Airport), the State adopted legislation which provides for, among other things, the issuance of special tax obligation ("STO") bonds the proceeds of which will be used to pay for improvements to the State's transportation system. The STO bonds are special tax obligations of the State payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and deposited in the special transportation fund. The cost of the infrastructure program for the twelve years beginning in 1984, to be met from federal, state, and local funds, was recently estimated at $9.4 billion. To finance a portion of the State's $4.1 billion share of such cost, the State expects to issue $3.7 billion of STO bonds over the twelve-year period.

       As of March 1, 1995, the General Assembly has authorized STO bonds for the program in the aggregate amount of $3,794,938,104, of which $3,144,650,752 had been issued. It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount qual rank with the outstanding bonds provided certain pledged revenue coverage requirements of the STO indenture controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.

       On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the adopted budget complies with the current statutory spending cap definitions enacted in 1991. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional statutory definitions of general budget expenditures.

       In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes was a four year gradual rate reduction to the Corporation Business Tax based on income. Additionally, the interest rate for late payment of the Corporation Business Tax was reduced and additional tax credits, including a research and development tax credit, were created. In addition, several Sales Tax exemptions were added which include, among others, amusements and recreation, certain tax preparation services and car washes.


       Although the State recorded General Fund surpluses in its fiscal years 1985 through 1987, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The Comptroller's annual reports for the fiscal years ended June 30, 1992, 1993 and 1994 reflected General Fund operating surpluses of $110 million, $113.5 million, and $19.7 million, respectively. The Comptroller's monthly report for the period ended August 31, 1994 stated that on a GAAP basis the cumulative deficit is $531 million for fiscal 1994-95. While the enacted budget for fiscal 1997 relied on non-recurring measures to achieve balance, the State has chosen to defer some $100 million of these measures, a decision made possible by better-than-expected revenue performance which began in the final quarter of fiscal 1996 and has continued to date in 1997.


       There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the ability of Connecticut issuers or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder.

                   RISK FACTORS OF CONCENTRATING IN FLORIDA

       The Fund invests in obligations of Florida issuers which results in the Fund's performance being subject to the risks associated with the overall conditions present within the state. The following information is a brief summary of the recent prevailing economic conditions and a general summary of the state's financial status. This information is based on official statements relating to securities that have been offered by Florida issuers and from other sources believed to be reliable but should not be relied upon as a complete description of all relevant information.

       Florida is the twenty-second largest state with an area of 54,136 square miles and a water area of 4,424 square miles. The state is 447 miles long and 361 miles wide with a tidal shoreline of almost 2,300 miles. According to the U.S. Census Bureau, Florida moved past Illinois in 1986 to become the fourth most populous state, and as of 1990, had an estimated population of 13.2 million.

       Services and trade continue to be the largest components of the Florida economy, reflecting the importance of tourism as well as the need to serve Florida's rapidly growing population. Agriculture is also an important part of the economy, particularly citrus fruits. Oranges have been the principal crop, accounting for 70% of the nation's output. Manufacturing, although of less significance, is a rapidly growing component of the economy. The economy also has substantial insurance, banking, and export participation. Unemployment rates have historically been below national averages, but have recently risen above the national rate.


       Services and trade continue to be the largest components of the Florida economy, reflecting the importance of tourism as well as the need to serve Florida's rapidly growing population. Agriculture is also an important part of the economy, particularly citrus fruits. Oranges have been the principal crop, accounting for 70% of the nation's output. Manufacturing, although of less significance, is a rapidly growing component of the economy. The economy also has substantial insurance, banking, and export participation. Unemployment rates have historically been below national averages, but have recently risen above the national rate.

        Section 215.32, Florida Statutes, provides that financial operations of the State of Florida covering all receipts and expenditures must be maintained through the use of three funds--the General Revenue Fund, the Trust Fund, and the Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Working Capital Fund receives revenues in excess of appropriations and its balances are freely transferred to the General Revenue Fund as necessary. In November, 1992, Florida voters approved a constitutional amendment requiring the state to fund a Budget Stabilization Fund to 5% of general revenues, with funding to be phased in over five years beginning in fiscal 1995. The Working Capital Fund will become the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sale and use tax, corporate income tax and beverage tax.

       The over-dependence on the sensitive sales tax creates vulnerability to recession. Accordingly, financial operations have been strained during the past few years, but the state has responded in a timely manner to maintain budgetary control.


       Florida's debt structure is complex. Most state debt is payable from specified taxes and additionally secured by the full faith and credit of the state. Under the general obligation pledge, to the extent specified taxes are insufficient, the state is unconditionally required to make payment on bonds from all non-dedicated taxes.

       The Fund's concentration in securities issued by the state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying condition of the state, and its municipalities.

                 RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS

       The following concerns the risks of concentrating investments in obligations of the Commonwealth of Massachusetts and its political subdivisions, duly constituted authorities and corporations.

       There has been a significant improvement in the Massachusetts unemployment rate since 1975 when it was 12 percent. The state has recovered well from the decline of the apparel, textile and leather industries. Its employment mix is now particularly strong in high technology, military contractors, financial services, and education. In 1992, 33% of the work force was in the service sector.

       Boston is the transportation and commercial center for New England. It has an improving seaport and extensive railroad and trucking facilities, and its Logan International Airport is the tenth busiest airport in the United States. Boston is also a substantial world financial center, the home of major banking, insurance, mutual fund and investment institutions. The concentration of educational institutions in Boston, and Massachusetts generally, has contributed greatly to the growing strength of the Massachusetts economy.

       Between 1991 and 1992, the state has lost 22,900 manufacturing jobs, from 485,000 to 462,100 (4.7%), and the unemployment rate in January 1994 was 7.2% while the United States unemployment rate was 6.7%. Increasing unemployment claims have also caused a deficit in the unemployment compensation trust fund of $120 million as of December 31, 1993. Between January 1993 and November 1993, 2,547 businesses failed; a slight decrease of 273 (9.68%) from the same period in 1992. Further, it is estimated by the Defense Budget Project that civilian defense related employment will decline to 90,000 in 1993 from 107,000 in 1990.


       As of June, 1995, however, the Commonwealth's unemployment rate was 5.6% as compared to a national average of 5.6%. Per capita personal income in the Commonwealth is currently higher than the national average, but is, however, growing at a rate lower than the national average. As of January 1997, the unemployment rate was 4%.


       Commonwealth spending exceeded revenues in each of the five fiscal years commencing fiscal 1987 and the Commonwealth's tax revenues during this period repeatedly failed to meet official forecasts. During the period, fund balances in the budgeted operating funds declined from an operating balance of $1.072 billion in fiscal 1987 to an ending balance of negative $1.104 billion for fiscal 1990. For fiscal 1991, these funds attained positive ending balances of $237.1 million. Fiscal 1992 ended with positive fund balances of $549.4 million, after carrying forward the fund balances from fiscal 1991. Fiscal 1993 ended with positive fund balances of $562.5 million.



       In fiscal 1994, which ended June 30, 1994, the total revenues of the budgeted operating funds of the Commonwealth during such fiscal year increased by approximately 5.7% over the prior fiscal year, to $15.550 billion. Expenditures increased by 5.6% over the prior year, to $15.523 billion. As a result, the Commonwealth ended fiscal 1994 with a positive closing fund balance of $589.3 million.


       The Commonwealth's audited financial report for fiscal 1996 indicates a continued trend of balanced financial operations and continued fund balance surpluses. The undesignated General Fund balance (GAAP-basis) rose to $123 million in fiscal 1996, up from a $25 million deficit at the end of fiscal 1995, while the Budgeted Operating Funds balance (GAAP-basis) increased to $709 million, up from $287 million in fiscal 1995.


       Standard & Poor's and Moody's have upgraded their ratings of the Commonwealth's general obligation bonds from A and Baa, respectively, to A+ and A1, respectively. Fitch has recently upgraded its rating of the Commonwealth's bonds from A to A+.

       There can be no assurance that general economic difficulties or the financial circumstances of Massachusetts or its political subdivisions will not adversely affect the ability of Massachusetts issuers or obligors of State, municipal and public authority obligations to meet those obligations.

                   RISK FACTOR OF CONCENTRATING IN NEW JERSEY

       The following discusses the risks of concentrating investments in obligations of the State of New Jersey ("State") and its political subdivisions, duly constituted authorities and corporations.

       New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,050 persons per square mile, it is the most densely populated of all the states. The State's economy is diversified consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

       After enjoying an extraordinary boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into an economic slowdown well before the onset of the national recession which officially began in 1990 (according to the National Bureau of Economic Research). Initially, this slowdown was an expected response to the State's tight labor market and the fewer number of young persons from the "baby bust" generation born in the late 1960s and early 1970s, entering the labor force.

       By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. As the rapid acceleration of real estate prices forced many would-be homeowners out of the market and high non-residential vacancy rates reduced new commitments for offices and commercial facilities, construction employment began to decline; also growth had tapered off markedly in the services sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking. Reflecting the downturn, the rate of unemployment in the State rose from a peace time low of 3.6% during the first quarter of 1989 to an estimated 6.6% in 1991. In 1992 the State's unemployment rate moved ahead of the nation's for the first time in a decade to an annual average of 8.4% versus 7.4% in the United States.

       Unemployment in the State has been declining since July 1992, when it peaked at 9.6% according to U.S. Bureau of Labor Statistics estimates based on the federal government's monthly household survey. The same survey shows joblessness dropping to an average of 8.4% during the fourth quarter of 1992, to an average of 7.8% in the first quarter of 1993 before declining to 6.9% in June 1993. Since then, the unemployment rate fell to 6.9% during the first quarter of 1995.

       Effective January 1, 1994, personal income tax rates in the State of New Jersey (the "State") were cut by 5% for all taxpayers. Effective January 1, 1995, the personal income tax rates were cut by an additional 10% for most taxpayers. By a bill signed into law on July 4, 1995, New Jersey personal income tax rates have been further reduced so that coupled with the prior rate reductions, beginning with tax year 1996, personal income tax rates will be, depending on a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 rates. At this time the effect of the tax reduction cannot be evaluated.

     The State ended fiscal 1996 with estimated undesignated balances of $873 million, down from the prior year's $950.2 million. Fiscal 1997 appropriations total $15.978 billion, down $211 million or 1.3% from the prior year. The 1997 budget will accommodate the final stage of the State's $1.25 billion multi-year personal income tax cut, which rolled back nearly half of $2.8 billion in sales and income tax increases enacted in fiscal 1991. At present, there is no evident threat to the stability of this budget.


       Currently, the State's general obligation bonds are rated AA+ by Standard & Poor's, Aa1 by Moody's, and AA+ by Fitch.

       Prospects for New Jersey are favorable, although a return to pace of the 1980s is highly unlikely. Although growth is expected to be slower than in the nation, the local advantages that have served the State well for many years will remain. Structural changes that have been going on for years can be expected to continue, with job creation primarily in the services sector. Evidence of the State's improving economy can be found in increased homebuilding, and other areas of construction activity, rising consumer spending for new cars and light trucks and the decline in the unemployment rate.

                   RISK FACTORS OF CONCENTRATING IN NEW YORK

       The following concerns the risks of concentrating investments in obligations of New York and its political subdivisions, duly constituted authorities and corporations.

       The financial condition of New York State ("State") may be affected by various financial, social economic and political factors. Those factors can be complex, may vary from fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. The information set forth below concerns the financing activities of the State, the activities of the State's authorities and public benefit corporations (the "Authorities"), the financial condition and projections of the Metropolitan Transit Authority ("MTA"), the financial condition of The City of New York (the "City"), and certain information relating to the State's other localities. Adverse developments affecting the State's financing activities, the Authorities, the MTA, the City or other localities could adversely affect the State's financial condition.

STATE FINANCING ACTIVITIES

       There are a number of methods by which the State may incur debt. In addition to tax and revenue anticipation notes, the State may issue general obligation bonds and notes in anticipation of such bonds. Except for certain general obligation bonds that may be issued for specifically enumerated emergency purposes, all general obligation bonds must be authorized by the voters. The State may also, pursuant to specific constitutional authorization, directly guarantee certain Authority obligations. Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

       The State also employs two other types of long-term financing mechanisms which are State-supported but are not general obligations of the State: moral obligation and lease-purchase or contractual-obligation financing. Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The Authority's debt is secured by project revenues and statutory provisions for the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financial arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to cover debt service and amortization of the obligations through the receipt of rental or other contract payments made by the State. State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking to make payments to an authority, municipality, or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

       The State also participates in the issuance of certificates of participation in a pool of leases entered into by the State's Office of General Service on behalf of several State departments and agencies and in the issuance of certificates of participation which represent proportionate interests in lease payments to be paid by the State, acting by and through the Commissioner of the Commissioner of the Office of Mental Health of the State of New York.

       Payments for principal and interest due on general obligation bonds, interest due on tax and revenue anticipation notes, and contractual-obligation and lease-purchase payments are estimated to be $2.167 billion in the aggregate for the State's 1993-94 fiscal year and are projected to be $2.459 billion in the aggregate for the 1994-95 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992, to the extent that such interest is to be paid from an escrow fund established with proceeds of such Refunding Bonds, or the State's installment payments relating to the issuance of certificates of participation.

       The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. There has never been a default on any moral obligation debt of any Authority.

       In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York, ("MAC"), created to provide financing assistance to New York City, is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York Sales Tax for the Benefits of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, local assistance payments otherwise payable to the City.


       The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.




       The State's budget for its 1995-1996 fiscal year (April 1, 1995-March
31, 1996) was enacted by the State Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the State Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The 1995-1996 fiscal year budget includes a planned three-year 20% reduction the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations.

     Audited financial statements for fiscal 1996 indicate that New York's accumulated deficit was not reduced in fiscal 1996, despite the State's ending cash balance of $445 million. Accounting treatment of other actions in the fiscal 1996 budget offset the positive effect of the cash surplus, showing that the State made no progress in reducing this sizable accrued liability.

     In January, the State projected that the fiscal 1997 budget would end with a cash surplus of $1.3 billion and a GAAP-basis operating surplus of $886 million. However, the benefit of this improvement is lost due to the drawdown of the surplus for fiscal 1998, with the State projecting a fiscal 1998 deficit at about the same level as the close of fiscal 1996.




       Currently, Moody's, Standard & Poor's and Fitch rate New York State's outstanding general obligation bonds A2, A- and A+, respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency orginally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the New York Fund invests.

AUTHORITIES

       The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion as of September 30, 1994, of which approximately $7.01 billion was moral obligation debt and approximately $17.98 billion was financed under lease-purchased or contractual-obligation financing arrangements.

       Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory room and housing. In recent years, however the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. The operating assistance is expected to continue to be required in future years.

       The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The Housing Finance Agency ("HFA") and the Urban Development Corporation ("UDC") have in the past required substantial amounts of assistance from the State of meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstance to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

METROPOLITAN TRANSPORTATION AUTHORITY ("MTA")

       The MTA oversees the operation of New York City's subway and bus lines by the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "Transit Authority" or the "TA"). Through its subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend, for operating support upon a system of State, local government and TBTA support, and, to the extent available, federal operating assistance, including loans, grants and subsidies.

OTHER LOCALITIES

       Certain localities in addition to New York City could also have financial problems leading to requests for additional State assistance during the State's 1993-94 and 1994-95 fiscal years and thereafter. The potential impact on the State of such request by localities is not included in the projections of the State receipts and disbursements in the State's 1994-95 fiscal year.

       Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

CERTAIN MUNICIPAL INDEBTEDNESS

       Municipalities and school districts have engaged in substantial short-term and long-term borrowing. In 1992 the total indebtedness of all localities in the State was approximately $35.2 billion, of which $19.5 billion was debt of New York City (excluding $5.9 billion in MAC debt); a small portion (approximately $71.6 million) of the $35.2 billion of indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

       In 1992, an unusually large number of local government units requested authorization for deficit financing. According to the Comptroller, nine local government units were authorized to issue deficit financing in the aggregate amount of $131.1 million, including Nassau County for $65 million in six-year deficit bonds and Suffolk County for $36 million in six-year deficit bonds.
The current session of the Legislature may receive as many or more requests for deficit-financing authorizations as a result of deficits previously incurred by local governments. The Comptroller has indicated that the level of deficit financing requests in 1992 was unprecedented, since in 1993 only five localities were authorized to issue only $5.5 million in deficit financing indebtedness.

       Certain proposed federal expenditure reductions would reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State should be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

THE CITY OF NEW YORK

       The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance form the State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion. However, there can be no assurance that the City will not have a sizable deficit in the future.

       In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created MAC to provide financing assistance to the City.
The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller of the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities.

       The City operates under a four-year financial plan which is prepared annually and is periodically updated. On June 30, 1986, the Control Board's powers of approval over the City's financial plan were suspended pursuant to the Financial Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position. The City submits its financial plans as well as the periodic updates to the Control Board for its review.

       Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for the City's financial plan or if other uncertainties materialized that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.


       More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stablize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by stong wage gains. In 1993 and 1994, the City experienced job gains of 2,000 and 21,000, respectively.
The City now projects, and its current four-year financial plan assumes, that economic growth will slow in calendar years 1995 and from one year to the next and the City budget for fiscal year 1996 reduces City-funded spending for the second consecutive year. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additinal reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.

       In July 1995, the City published the City Financial Plan for the 1996-1999 fiscal years. The 1996-1999 Financial Plan projects revenues and expenditures for the 1996 fiscal year (July 1, 1995-June 30, 1996) balanced in accordance with GAAP. The City Financial Plan sets forth proposed actions to close a previously projected budget gap of aporoximately $3.1 billion for the 1996 fiscal year. Such gap-closing actions for the 1996 fiscal year include, among others, substantial reductions in entitlement programs, City service and personnel reductions, saving initiatives related to labor and pension costs, increases in federal and State aid, the sale of certain City assets and increases in certain lease and fee payments due the City.

       The City Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.46 billion and $1.44 billion for the 1997 through 1999 fiscal years, respectively, after the successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. Proposed gap-closing actions for the 1997 though 1999 fiscal years include additional service and expenditure reductions, labor productivity gains and fee initiatives.

       Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.3 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

       As of March 22, 1995, Moody's Investors Services, Inc. ("Moody's) rated the City's general obligation bonds Baa1 and Fitch Investors Service, Inc. ("Fitch") rated such bonds A-. On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+.
Standard & Poor's stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.


                 RISK FACTORS OF CONCENTRATING IN PENNSYLVANIA

       Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $5.2 billion on June 30, 1996. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. On December 28, 1995, all outstanding general obligation bonds of Pennsylvania were rated AA- by S & P and A1 by Moody's. There can be no assurance that the current ratings will remain in effect in the future. The Fund assumes no obligation to update this rating information. Over the five-year period ending June 30, 2000. Pennsylvania has projected that it will issue bonds totaling $2.1 billion and retire bonded debt in the principal amount of $2.3 billion. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of June 30, 1996, total combined debt outstanding for these agencies was $3.6 billion. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations.
The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate families, and the Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of June 30, 1996, PHFA had $2.3 billion of revenue bonds and notes outstanding.

       Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School districts obligations are supported indirectly by Pennsylvania. the issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt, i.e., that approved by the votes, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutional, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

       Since 1985 employment in Pennsylvania has grown by approximately 10%, while employment for the Middle Atlantic region and for the United States for the same period has grown by approximately 4% and 17%, respectively. Pennsylvania's average annual unemployment rate for the years 1988, 1989 and 1990 remained slightly below the nation's annual average unemployment rate, and Pennsylvania's average annual unemployment rate for the years 1992, 1993 and 1994 remained slightly above the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for January, 1996 was 6.1% compared to 5.3% for the United States. The unadjusted unemployment rate for Pennsylvania and the United States for January 1996 was 6.7% and 6.3%, respectively. The population of Pennsylvania, 12,052 million people as of July 1, 1994, according to the U.S. Bureau of the Census, represents an increase from the July 1, 1985 estimate of 11,772 million. Per capital income in Pennsylvania for calendar 1994 of $22,196 was higher than the per capita income of the United States of $21,699. As of June 30 1996, Pennsylvania's Tax Stabilization Reserve Fund (GAAP Basis) had a surplus of $183.6 million.

       Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In Baby Neal v. Commonwealth of Pennsylvania, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools
v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

                       REPORT OF INDEPENDENT ACCOUNTANTS

    To the Shareholders and the Board of Trustees of Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and Reserve Tax-Exempt Trust -- California, Connecticut, Florida, Massachusetts and New Jersey Tax-Exempt Funds:


    We have audited the accompanying statements of net assets of the Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and the California, Connecticut, Florida, Massachusetts and New Jersey Tax-Exempt Funds, (five of the series constituting Reserve Tax-Exempt Trust) and the statement of assets and liabilities of the Florida Tax-Exempt Fund as of May 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended except for the Florida Tax-Exempt Fund for which the period was from June 24, 1996 (commencement of operations) to May 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the respective Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Reserve New York Tax-Exempt Trust -- New York Tax-Exempt Fund and the California, Connecticut, Florida, Massachusetts and New Jersey Tax-Exempt Funds of Reserve Tax-Exempt Trust as of May 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

New York, New York
June 27, 1997

          RESERVE NEW YORK TAX-EXEMPT TRUST--NEW YORK TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997

                                                                                                    PRINCIPAL
                                                                                    MATURITY          AMOUNT            VALUE
                            DESCRIPTION OF SECURITY                                   DATE        (IN THOUSANDS)       (NOTE 1)
-------------------------------------------------------------------------------    ----------     --------------     ------------
Bleecker HDC Terrace Apt Project S85, 3.85%(a).................................      7/1/2015         $2,515         $  2,532,168
Brockport CSD GOB, 5.375%......................................................     6/15/1997            900              922,973
Buffalo RAN, 4.25%.............................................................     7/15/1997          1,000            1,024,051
Eagle Tax-Exempt Trust COP Series 1994C-2 Class A, 4.01%(a)....................     6/15/2018          3,000            3,051,512
Erie County RAN, 4.25%.........................................................    11/19/1997          2,000            2,051,014
Guilderland IDA for North Eastern Industrial Park Series 1993 A, 4%(a).........     12/1/2008          3,600            3,613,468
Jefferson County IDA for Watertown Carthage, 3.75%(a)..........................     12/1/2012          3,500            3,511,507
Metropolitan Transportation Authority Commuter Facilities Revenue Bonds
    Series 1991, 3.95%(a)......................................................      7/1/2021          5,800            5,821,277
Monroe-Woodbury GOB, 5.625%....................................................     5/15/1998            640              651,376
Montgomery County IDA for Service Merchandise Co., 3.75%(a)....................    12/31/2024          1,600            1,602,959
Nassau County BAN, 4.50%.......................................................     8/15/1997          2,000            2,066,924
New York City GOB, 3.75%(a)....................................................      8/1/2014          1,500            1,503,082
New York City GOB Fiscal 96 Series J2, 3.75%(a)................................     2/15/2016          9,000            9,017,568
New York City GOB Custodial Receipts Series A31, 4%(a).........................      7/2/2000          4,000            4,049,375
New York City GOB Fiscal 1994 Series A, 4%(a)..................................      8/1/2022          5,380            5,380,590
New York City GOB Series A, 4%(a)..............................................      8/1/2023          2,800            2,800,307
New York City GOB Series B, 3.85%(a)...........................................     8/15/2024          3,400            3,400,358
New York City GOB Series B1, 3.85%(a)..........................................     8/15/2024          8,000            8,000,844

          RESERVE NEW YORK TAX-EXEMPT TRUST--NEW YORK TAX-EXEMPT FUND

                                                                                                    PRINCIPAL
                                                                                    MATURITY          AMOUNT            VALUE
                            DESCRIPTION OF SECURITY                                   DATE        (IN THOUSANDS)       (NOTE 1)
-------------------------------------------------------------------------------    ----------     --------------     ------------
New York City GOB Series B4, 4.20%(a)..........................................     8/15/2022         $  700         $    700,081
New York City GOB Series C4-97, 4%(a)..........................................      8/1/1997          1,000            1,000,110
New York City GOB Series C4-98, 4%(a)..........................................      8/1/1998          1,000            1,000,110
New York City GOB Series D, 3.85%(a)...........................................      2/1/2020            300              300,032
New York City GOB Series E4, 4%(a).............................................      8/1/2021          1,000            1,000,110
New York City GOB Series E4, 4%(a).............................................      8/1/2022          3,800            3,800,416
New York City GOB Series E5, 4%(a).............................................      8/1/2010          1,000            1,000,110
New York City GOB Series E5, 4%(a).............................................      8/1/2017          1,000            1,000,110
New York City GOB Series E5, 4%(a).............................................      8/1/2019          1,000            1,000,110
New York City GOB Series E6, 4%(a).............................................      8/1/2019          1,900            1,900,208
New York City GOB Fiscal 1994 Series E2, 4%(a).................................      8/1/2020          2,000            2,000,219
New York City HDC for Carnegie Park Project Series A, 4.50%(a).................     12/1/2016          1,410            1,410,176
New York City HDC for Columbus Green Project, 4.50%(a).........................     12/1/2009            900              900,113
New York City IDA for Goodwill Project, 3.80%(a)...............................      3/1/2000            955              957,667
New York City IDA for Stroheim & Roman, 3.85%(a)...............................     12/1/2015          1,500            1,513,759
New York State ERD for Brooklyn Union Gas, 3.80%(a)............................     12/1/2020          2,000            2,005,606
New York State ERD/PCR for LILCO Series 85B, 3.60%(a)..........................      3/1/2016          3,000            3,027,230
New York State ERD/PCR for Niagara Mohawk Power Plant, 4.20%(a)................      7/1/2015          2,100            2,100,242
New York State ERD/PCR for Rochester Gas & Electric Corporation, 3.55%(a)......     10/1/2014          3,000            3,009,337
New York State ERD/PCR for Rochester Gas & Electric R&D, 3.60%(a)..............    11/15/2015          3,000            3,005,283
New York State Job Development Authority Series F, 4.05%(a)....................      3/1/1999            495              496,758
New York State Local Government Assistance 1993A, 3.80%(a).....................      4/1/2022         10,000           10,035,370
New York State Local Government Assistance Series B, 3.80%(a)..................      4/1/2025          3,900            3,913,901
North Hempstead BAN, 4.25%.....................................................     2/26/1998          4,287            4,348,117
Onondaga County IDR for Edgecomb Metals Project, 3.85%(a)......................     11/1/2009          1,100            1,103,636
Onondaga County IDR for McLane Co. Project, 4.15%(a)...........................     11/1/2004          2,100            2,107,747
Onondaga County IDR for McLane Co. Project, 4.35%(a)...........................     11/1/2004            460              461,707
Onondaga County IDR for Pass and Seymour, Inc. Project, 3.55%(a)...............     6/15/1997          1,900            1,903,326
Oppenheim-Ephreta GOB, 5.125%..................................................     6/15/1997          2,500            2,624,752
Oyster Bay BAN, 4%.............................................................     2/27/1998            675              682,178
Riverhead TAN, 4.25%...........................................................     6/26/1997          3,000            3,119,685
Roslyn BAN, 4%.................................................................    10/15/1997          2,600            2,651,801
Sands Point BAN, 3.80%.........................................................    11/20/1997          1,500            1,530,971
Suffolk County IDA for Target Rock Corporation Revenue Bonds, 3.75%(a).........      2/1/2007          1,500            1,500,154
Suffolk County IDA for Satellite Transmission Systems, Inc., 4.05%(a)..........     11/1/2007          1,630            1,636,044
Syossett BAN, 4.25%............................................................     7/18/1997          1,700            1,763,573
Syracuse BAN, 3.90%............................................................    12/19/1997          2,000            2,036,838
Syracuse IDA for General Accident Insurance Co. Project, 3.80%(a)..............     12/1/2003          4,550            4,550,000
Triboro Bridge and Tunnel Authority Special Obligation Series 1994, 3.85%(a)...      1/1/2024          4,800            4,817,174
Yonkers IDA Civic Revenue Bonds for Consumers Union, 3.70%(a)..................      7/1/2019          1,400            1,403,823
Yonkers IDR for Consumers Union Facility, 3.70%(a).............................      7/1/2021          4,500            4,512,291
                                                                                                                     ------------
Total New York Fund Investments (98.47%) (Cost $149,922,624)...................                                       150,832,228
Other assets, less liabilities (1.53%).........................................                                         2,347,856
                                                                                                                     ------------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 153,180,084 shares of beneficial interest of $.001 par
  value outstanding............................................................                                      $153,180,084
                                                                                                                     ============

------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST--CALIFORNIA TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997

                                                                                                  PRINCIPAL
                                                                                   MATURITY         AMOUNT           VALUE
                            DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)     (NOTE 1)
-------------------------------------------------------------------------------   ----------    --------------    -----------
Anaheim COP, 3.70%(a)..........................................................     8/1/2019        $  250        $   252,888
California Community Development Authority Series A3, 3.65%(a).................    5/15/2025         2,200          2,204,069
California HFA for Sutter Health Series 1990 B, 3.85%(a).......................     3/1/2020           400            400,042
California Modesto Santa Clara Redding Public Power, 3.25%(a)..................     7/1/2022           300            300,855
California RAN, 3.80%..........................................................    6/30/1997           400            401,403
California School District Cash Reserve Program Series A, 4.75%................     7/2/1997           500            522,088
East Bay Municipal Water and Sewer Utility, 6%(a)..............................     6/1/1998           500            510,318
Foothill/Eastern Transportation Toll Road Revenue Bonds Series 95C, 3.70%(a)...     1/2/2035         1,000          1,003,467
Foothill/Eastern Transportation Toll Road Revenue Bonds, 3.75%(a)..............     1/2/2035           500            501,755
Grand Terrace HFA for Community Redevelopment Agency, 3.95%(a).................    12/1/2011         1,300          1,303,807
Hemet MHR for Sunwest Resort Village, 4%(a)....................................     7/1/2006         1,500          1,510,570
Hermosa Beach EDA for Parking District Facility Project, 3.70%(a)..............    12/1/2023         2,000          2,005,444
Irvine Improvement Bond Assessment District 85, 3.70%(a).......................     9/2/2011         2,000          2,000,203
Irvine Ranch PCR for Water District Election #282, 3.70%(a)....................   11/15/2013           500            500,051
Lancaster MHR for Westwood Park Apartments 1985, 3.70%(a)......................    12/1/2007           500            501,766
Los Angeles Community Redevelopment Agency for Baldwin Hills, 3.80%(a).........    12/1/2014           400            401,129
Los Angeles Community Redevelopment for Promenade Towers Series 1989,
  3.85%(a).....................................................................     4/1/2009           400            402,684
Los Angeles Custodial Receipts, 4%(a)..........................................     7/1/2005         1,290          1,309,657
Los Angeles Housing Authority Malibu Meadows Project Series 91-A, 3.95%(a).....    12/1/2015           200            200,735
Los Angeles IDA for International Airport Authority, 4%(a).....................    12/1/2025         1,000          1,000,110
Los Angeles USD TRAN, 4.50%....................................................    6/30/1997           500            520,970
Los Angeles Waste-Water Bond, 8.125%(a)........................................    11/1/1997           500            522,705
Orange County Apartment Development Revenue Bonds Issue A of 1991, the Lakes
  Project 3.80%, Letter of Credit with Citibank(a).............................    12/1/2006         1,000          1,003,568
Orange County Sanitation District Capital Improvement Program 1990-92, 3.75%
  Letter of Credit with National Westminster(a)................................     8/1/2015           200            200,021
Pasadena IDA for Rose Bowl Improvement Project, 3.70%(a).......................    12/1/2011           600            602,089
Pico Rivera Community Redevelopment Agency for Rainer Fund Crossroads Plaza
  Project, 3.75%(a)............................................................    12/1/2010           700            702,016
Puerto Rico GOB, 3.60%.........................................................    6/12/1997         1,000          1,005,326
Redlands COP, 3.80%(a).........................................................     9/1/2015         1,000          1,003,536
San Bernadino HFR for Alta Park Project, 4%(a).................................     5/1/2006           500            501,849
San Bernadino IDA for Gate City, 4.45%(a)......................................     3/1/2005           200            200,024
San Francisco HFR for Yerba Buena Gardens, 3.75%(a)............................     9/1/2006         1,000          1,003,474
San Joaquin USD TRAN, 4.50%....................................................    1/15/1998         1,000          1,033,515
San Jose HFR Redevelopment Agency, 3.80%(a)....................................     7/1/2026         1,700          1,705,878
San Mateo USD TRAN, 4.50%......................................................     7/1/1997           500            520,922
Santa Clara Electric Revenue Bonds Series 85C, 3.80%(a)........................     7/1/2010           400            401,414
Santa Clara El Cammino Hospital District, 3.75%(a).............................     8/1/2015           200            200,681
Union City MHR for Skylark Apartments, 4%(a)...................................    11/1/2007         1,200          1,202,398
Upland MHR Community Redevelopment Bonds Series B for Northwood Project,
  4.45%(a).....................................................................     3/1/2014           300            303,174
Vista MHR for Shadow Ridge Apartments Project, 3.90%(a)........................     5/1/2005           800            802,828
                                                                                                                  -----------
Total California Fund Investments (99.09%) (Cost $30,495,520)..................                                    30,669,429
Other assets, less liabilities (.91%)..........................................                                       282,967
                                                                                                                  -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 30,952,396 shares of beneficial interest of $.001 par
  value outstanding............................................................                                   $30,952,396
                                                                                                                  ===========

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

             RESERVE TAX-EXEMPT TRUST--CONNECTICUT TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997


                                                                                                    PRINCIPAL
                                                                                    MATURITY          AMOUNT            VALUE
                            DESCRIPTION OF SECURITY                                   DATE        (IN THOUSANDS)      (NOTE 1)
-------------------------------------------------------------------------------    ----------     --------------     -----------
Beacon Falls BAN, 4.25%........................................................    10/23/1997         $1,000         $ 1,027,880
Connecticut DAI for Allen Group Inc., 3.80%(a).................................      2/1/2013          1,400           1,404,664
Connecticut DAI for Conco Medical Co. Project Series 85, 3.85%(a)..............     11/1/2005            700             702,477
Connecticut DAI for General Accident Insurance Co., 3.80%(a)...................     12/1/2013          1,700           1,700,000
Connecticut DAI for Martin Brower Corp. Series 1985, 3.65%(a)..................      5/1/2005            170             170,577
Connecticut DAI for Regional YMCA Project, 4.65%(a)............................      6/1/2008            550             551,648
Connecticut DAI for Trudy Corporation Project, 3.75%(a)........................      9/1/2009            600             601,973
Connecticut DAI for Zotos International Project, 4.05%(a)......................     12/1/2004          1,655           1,660,876
Connecticut Development Authority Health Care Revenue Bonds for
    Independent Living Project 1990 Series, 3.70%(a)...........................      7/1/2015          1,945           1,951,771
Connecticut Development Authority PCR for Central Vermont Public
    Service, 3.55%(a)..........................................................     12/1/2015          1,400           1,404,357
Connecticut Development Authority PCR for Connecticut Light and
    Power Project Series 1993, 3.80%(a)........................................      9/1/2028          1,300           1,304,668
Connecticut Development Authority PCR for Western Massachusetts
    Electric Co. Series 1993A, 3.75%(a)........................................      9/1/2028          1,700           1,705,987
Connecticut HEF for Charlotte Hospital Series B, 3.60%(a)......................      7/1/2010            600             602,026
Connecticut HEF for Kingswood Oxford School Issue Series A, 4.65%(a)...........      2/1/2009            490             491,998
Connecticut HEF for New Haven Hospital RAW Series E, 3.80%(a)..................      6/1/2012            500             500,000
Connecticut HEF for Pomfret School Issue Series A, 3.60%(a)....................      7/1/2024          1,385           1,388,738
Connecticut HFA BDS Project, 3.80%, (a)........................................     5/15/2018          1,400           1,402,718
Connecticut State GOB, 4.75%...................................................     8/15/1997            500             508,004
Connecticut State GOB, 6%......................................................      3/1/1998          1,000           1,032,975
Connecticut State GOB, 3.90%(a)................................................     5/15/2014          1,500           1,500,321
Connecticut State Special Assessment Unemployment Compensation
    RAW Series C, 3.90%(a).....................................................    11/15/2001          1,500           1,524,564
Connecticut State Special Assessment Unemployment Compensation
    RAW Series 1993B Pre-refunded, 7.20%(a)....................................     2/15/1998            460             489,183
Connecticut State Special Tax Transportation Infrastructure 2nd Lien
    Revenue Bonds, 3.85%(a)....................................................     12/1/2010          1,570           1,575,605
Hartford Redevelopment Agency MHR for Underwood Towers Project,
    3.65%(a)...................................................................      6/1/2020          2,100           2,107,223
New Canaan BAN, 3.75%..........................................................     3/10/1998          1,000           1,011,025
Puerto Rico Industrial, Medical and Environmental Higher Education Facility
  Authority, 4.05%(a)..........................................................     12/1/2015            400             401,454
Puerto Rico Industrial, Medical, and Environmental RAW for Reynolds Metals,
  3.80%(a).....................................................................      9/1/2013          1,200           1,211,524
Puerto Rico GOB, 3.60%.........................................................     6/12/1997          2,000           2,010,652
Puerto Rico GOB, 3.85%.........................................................     6/19/1997            590             590,871
Simsbury GOB, 4.60%............................................................     1/15/1998            410             419,661
Tolland BAN, 3.70%.............................................................     6/12/1997            650             673,340
Windsor Locks BAN, 3.90%.......................................................    10/15/1997          1,000           1,001,490
Wollcott BAN, 4.25%............................................................     8/13/1997            704             728,535
                                                                                                                     -----------
Total Connecticut Fund Investments (105.56%) (Cost $35,145,207)................                                       35,358,785

Other liabilities, less assets, (-5.56%).......................................                                       (1,862,282)
                                                                                                                     -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 33,496,503 shares of beneficial interest of $.001 par
  value outstanding............................................................                                      $33,496,503
                                                                                                                     ===========


---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

               RESERVE TAX-EXEMPT TRUST--FLORIDA TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997


                                                                                                   PRINCIPAL
                                                                                    MATURITY         AMOUNT          VALUE
                             DESCRIPTION OF SECURITY                                  DATE       (IN THOUSANDS)     (NOTE 1)
---------------------------------------------------------------------------------   ---------    --------------    ----------
FLORIDA -- 82.47%
  Boca Raton IDA for Parking Garage Project, 4.325%(a)...........................   12/1/2014         $200         $  200,024
  Broward MHR for Welleby Apartment Project Series 1984, 4%(a)...................   12/1/2006          200            200,736
  Collier IDA for Retirement Rental Housing Revenue Bonds HFA, 3.95%(a)..........   12/1/2015          100            100,362
  Dade IDA for Aviation Authority Facilities Series 84A, 4.30%(a)................   10/1/2009          100            100,314
  Dade IDA for Dolphin Stadium Project, 3.95%(a).................................    1/1/2016          300            301,095
  Dade HFA for Hospital Revenue Bonds for Miami Children's Hospital Project,
    3.85%(a).....................................................................    3/1/2025          200            200,570
  Duval HFA for Lakes of Mayport Apartment Project, 4%(a)........................   12/1/2009          200            200,744
  Florida MHR for Oaks at Mill Creek Series 85, 3.95%(a).........................   11/1/2007          200            200,578
  Hillsborough IDA for Tampa Electric Company Project, 4.15%(a)..................    9/1/2025          300            301,050
  Jacksonville IDR for Coastal Islands Project, 4.05%(a).........................    8/1/2008          180            180,020
  Lee IDA For Charter Glade, 4.10%(a)............................................    8/1/2007          200            200,749
  Manatee PCR for Florida Power and Light, 3.95%(a)..............................    9/1/2024          200            200,022
  Palm Beach PCR for Water and Sewer Project, 4.05%(a)...........................   10/1/2011          200            200,022
  Putnam PCR for Florida Power and Light, 3.95%(a)...............................    9/1/2024          100            100,011
  Port St. Lucie PCR for Florida Power and Light, 3.75%(a).......................    1/1/2011          200            200,658
  Tampa Occupational License Tax Bonds, 3.90%(a).................................    5/1/2027          200            200,571
  University of North Florida Capital Improvement Project, 3.90%(a)..............   11/1/2024          300            301,103

CHICAGO -- 2.43%
  Chicago O'Hare International Airport American Airlines Series 94, 4.05%(a).....   12/1/2017          100            100,011

LOUISIANA -- 2.43%
  LA Offshore Terminal Authority, 4.05%(a).......................................    9/1/2008          100            100,011

MICHIGAN -- 2.46%
  Michigan Strategic Fund for Detroit Edison Company Series 95C, 3.05%(a)........    9/1/2030          100            100,996
                                                                                                                   ----------
Total Florida Fund Investments (89.79%) (Cost $3,680,000)........................                                   3,689,647
Other assets, less liabilities, (10.21%).........................................                                     419,737
                                                                                                                   ----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 4,109,384 shares of beneficial interest of $.001 par value
  outstanding....................................................................                                  $4,109,384
                                                                                                                    =========


---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

            RESERVE TAX-EXEMPT TRUST--MASSACHUSETTS TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997

                                                                                                PRINCIPAL
                                                                                 MATURITY         AMOUNT           VALUE
                           DESCRIPTION OF SECURITY                                 DATE       (IN THOUSANDS)     (NOTE 1)
-----------------------------------------------------------------------------   ----------    --------------    -----------
Arlington GOB, 6.30%.........................................................    8/15/1997         $315         $   325,919
Billerica GOB, 5.85%.........................................................   10/15/1997          345             350,187
Boston Water and Sewer Commission Revenue Bonds 1994A, 3.80%(a)..............    11/1/2024          200             200,693
Chelmsford GOB, 6.90%........................................................    7/15/1997          100             103,018
Dennis GOB, 4.50%............................................................     3/1/1998          470             478,244
Dighton-Rehoboth Regional School District GOB, 6.50%.........................     6/1/1998          190             194,653
Framingham IDA for Perrini Corp., 4.05%(a)...................................    9/30/2005          300             301,112
Hingham BAN, 4%..............................................................   12/19/1997          300             306,105
Massachusetts, Municipal Wholesale Electric Series 1994 C, 3.75%(a)..........     7/1/2019          300             301,042
Massachusetts Dedicated Income Tax Bonds Series B, 4%(a).....................    12/1/1997          800             800,087
Massachusetts Dedicated Income Tax Bonds Series E, 4%(a).....................    12/1/1997          100             100,010
Massachusetts HEF for Endicott College Series A, 3.75%(a)....................    10/1/2011          400             401,411
Massachusetts HEF for Clark University, 3.80%(a).............................    12/1/2004          100             100,349
Massachusetts HEF for Boston University Series H, 3.85%(a)...................    12/1/2015          400             400,802
Massachusetts HEF for Harvard University, 3.65%(a)...........................     2/1/2016          487             488,694
Massachusetts HEF for Harvard University, 3.65%(a)...........................     8/1/2017          200             200,696
Massachusetts HEF for Mount College Series A, 3.75%(a).......................     7/1/2018          400             401,411
Massachusetts HEF Capital Assistance Program Series G-1, 3.60%(a)............     1/1/2019          300             300,798
Massachusetts HEF Capital Asset Series D, 4%(a)..............................     1/1/2035          400             401,375
Massachusetts HEF Capital Asset Series E, 4.05%(a)...........................     1/1/2035          600             602,073
Massachusetts HEF for Williams College Series E, 3.75%(a)....................     8/1/2014          400             401,401
Massachusetts HEF for Wellesley College Series B, 3.70%(a)...................     7/1/2022          400             400,041
Massachusetts IDA for KRH Rolls Inc. Project Series 1988, 4.40%(a)...........     5/1/2006          500             503,732
Massachusetts IFA for Composite Easy Day, 3.80%(a)...........................     7/1/2006          170             170,596
Massachusetts IFA for Emerson College, 3.80%(a)..............................    11/1/2025          500             501,805
Massachusetts IFA for Governor Dummer Academy, 3.80%(a)......................     7/1/2026          300             301,057
Massachusetts IFA for Griffin Realty Series B, 3.85%(a)......................     7/1/2008          465             466,650
Massachusetts IFA for Groton School, 3.75%(a)................................     6/1/2019          200             200,689
Massachusetts IFA for Holyoke Water Power Project, 3.90%(a)..................     5/1/2022          300             301,043
Massachusetts IFA for Quamco Series B, 3.70%(a)..............................     9/1/2001          800             802,774
Massachusetts Showa Women's Institute of Boston, 3.90%(a)....................    3/15/2004          500             500,052
Massachusetts State GOB Series C, 6.90%......................................     6/1/1997          300             300,000
Puerto Rico Industrial, Medical, Higher Education and Environmental Bonds for
  PCR Facility Authority, 4.05%(a)...........................................    12/1/2015          300             301,090
Watertown BAN, 4.25%.........................................................    5/13/1998          345             346,585
Westfield BAN, 4.50%.........................................................     5/8/1998          500             503,332
                                                                                                                -----------
Total Massachusetts Fund Investments (97.89%) (Cost $12,721,412).............                                    12,759,526
Other assets, less liabilities (2.11%).......................................                                       275,083
                                                                                                                -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 13,034,609 shares of beneficial interest of
  $.001 par value outstanding................................................                                   $13,034,609
                                                                                                                ===========

---------------
(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST--NEW JERSEY TAX-EXEMPT FUND

                     STATEMENT OF NET ASSETS--MAY 31, 1997


                                                                                                    PRINCIPAL
                                                                                    MATURITY          AMOUNT            VALUE
                            DESCRIPTION OF SECURITY                                   DATE        (IN THOUSANDS)      (NOTE 1)
-------------------------------------------------------------------------------    ----------     --------------     -----------
Burlington BAN, 3.69%..........................................................     6/13/1997         $1,000         $ 1,035,697
Cranford GOB, 4%...............................................................     2/27/1998          1,291           1,306,982
East Rutherford BAN, 4.31%.....................................................     1/23/1998            498             500,410
Eatontown BAN, 4.25%...........................................................    12/17/1997            550             562,218
Essex County Improvement Authority GOB, 3.75%(a)...............................    12/01/2025          2,000           2,006,964
Evesham Fire District BAN, 4.50%...............................................     4/14/1998            675             678,979
Fair Lawn BAN, 4%..............................................................      8/1/1997          1,000           1,033,577
Fairfield BAN, 4%..............................................................    12/17/1997            600             611,006
Haddonfield Temp Notes, 4.25%..................................................      7/3/1997          1,450           1,506,680
Millville BAN, 4.02%...........................................................      9/4/1997          1,319           1,337,117
Monmouth BAN, 3.55%(a).........................................................      8/1/2016            100             100,311
Morristown GOB, 5.30%..........................................................     7/15/1997            310             316,760
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.70%(a)................     12/1/2027          2,200           2,207,088
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.75%(a)................     12/1/2027            400             401,306
New Jersey EDA for Bayonne IMTT Docking Revenue Bonds, 3.75%(a)................     12/1/2027            700             702,286
New Jersey EDA for Economic Growth Bond Series F, 3.75%(a).....................      8/1/2014            770             772,709
New Jersey EDA for Lawrenceville School, 3.70%(a)..............................      7/1/2026          1,000           1,003,378
New Jersey EDA for PCR Series 95, 3.55%(a).....................................      9/1/2012          1,000           1,003,296
New Jersey EDA for St. Peters School Series 1995, 3.80%(a).....................      1/1/2010          1,145           1,149,122
New Jersey EDA for Trailer Marine Corps Project, 3.70%(a)......................      2/1/2002            400             400,041
New Jersey EDA for Volvo of American Corp, 4.40%(a)............................     12/1/2004          3,500           3,500,422
New Jersey EDA for RJB Associate Project, 3.90%(a).............................      8/1/2008            900             903,276
New Jersey HCF Hospital Capital Asset, 3.65%(a)................................     7/01/2035            400             401,368
New Jersey Sports Expo Authority Series 92C, 3.65%(a)..........................     9/01/2024          2,400           2,421,495
New Jersey Transportation Series 1997A, 4%.....................................     6/13/1997          2,000           2,003,945
New Jersey Turnpike Authority General Series 91D, 3.70%(a).....................     1/01/2018          3,700           3,751,901
Ocean County BAN, 4.25%........................................................     6/20/1997          1,000           1,040,594
Passaic BAN, 4%................................................................     9/26/1997            900             918,625
Port Authority of New York and New Jersey Special Versatile
    Structure Obligation, 4%(a)................................................      5/1/2019          3,100           3,110,735
Puerto Rico Industrial, Medical, Environmental PCR, 3.85%(a)...................     6/19/1997          1,000           1,001,477
Rahway BAN, 4%.................................................................    12/23/1997            500             509,630
Trenton Temp Notes, 4%.........................................................    12/18/1997          1,000           1,020,296
Vernon Board of Education Temp Notes, 4%.......................................     1/16/1998          1,000           1,016,513
Washington GOB, 5.30%..........................................................     10/1/1997            315             319,155
                                                                                                                     -----------
Total New Jersey Fund Investments (102.80%) (Cost $40,160,883).................                                       40,555,359
Other liabilities, less assets (-2.80%)........................................                                       (1,103,259)
                                                                                                                     -----------
NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption prices per share on 39,452,100 shares of beneficial interest of $.001 par
  value outstanding............................................................                                      $39,452,100
                                                                                                                      ==========


---------------

(a) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1997. Securities payable on demand are collateralized by bank letters of credit or other bank credit agreements.


                       SEE NOTES TO FINANCIAL STATEMENTS.

              RESERVE TAX-EXEMPT TRUST--NEW JERSEY TAX-EXEMPT FUND

SECURITY TYPE ABBREVIATIONS:

BAN    --   Bond Anticipation Notes
COP    --   Certificate of Participation
CSD    --   Central School District
DAI    --   Development Authority Industrial Development Refunding
            Bonds
EDA    --   Economic Development Authority Revenue Bonds
ERD    --   Energy Research and Development Authority
GOB    --   General Obligation Bonds
HCF    --   Health Care Facilities Revenue Bonds
HDC    --   Housing Development Corporation Bonds
HEF    --   Health and Educational Facilities Revenue Bonds
HFA    --   Health Facilities Authority Revenue Bonds
IDA    --   Industrial Development Authority Revenue Bonds
IDR    --   Industrial Development Agency Revenue Bonds
IFA    --   Industrial Finance Authority
MHR    --   Multifamily Housing Revenue Bonds
PCR    --   Pollution Control Revenue Bonds
RAN    --   Revenue Anticipation Notes
RAW    --   Revenue Anticipation Warrants
TAN    --   Tax Anticipation Notes
TRAN   --   Tax & Revenue Anticipation Notes
USD    --   Unified School District

               RESERVE TAX-EXEMPT TRUST--FLORIDA TAX-EXEMPT FUND
               STATEMENT OF ASSETS AND LIABILITIES--MAY 31, 1997

                                                                                              JUNE 24, 1996
                                                                                            (COMMENCEMENT OF
                                                                                           OPERATIONS) THROUGH
                                                                                              MAY 31, 1997
                                                                                           -------------------
ASSETS:
  Investments, at value (identified cost--$3,680,000)...................................       $ 3,689,647
  Cash..................................................................................           420,058
                                                                                           -------------------
    Total Assets........................................................................         4,109,705
                                                                                           -------------------
LIABILITIES:
  Accrued expenses......................................................................               321
                                                                                           -------------------
    Total Liabilities...................................................................               321
                                                                                           -------------------
NET ASSETS..............................................................................       $ 4,109,384
                                                                                           ===================
NET ASSETS CONSIST OF:
  Shares of beneficial interest, $.001 par value, unlimited number of shares
    authorized..........................................................................       $     4,109
  Paid-in capital in excess of par......................................................         4,105,275
                                                                                           -------------------
NET ASSETS--Equivalent to $1.00 per share based on 4,109,384 shares of beneficial
  interest outstanding..................................................................       $ 4,109,384
                                                                                           ===================

                       SEE NOTES TO FINANCIAL STATEMENTS.

               STATEMENTS OF OPERATIONS--YEAR ENDED MAY 31, 1997


                                             RESERVE
                                             NEW YORK
                                         TAX-EXEMPT TRUST                          RESERVE TAX-EXEMPT TRUST
                                         ----------------    --------------------------------------------------------------------
                                             NEW YORK        CALIFORNIA    CONNECTICUT    FLORIDA     MASSACHUSETTS    NEW JERSEY
                                               FUND             FUND          FUND         FUND *         FUND            FUND
                                         ----------------    ----------    -----------    --------    -------------    ----------
INTEREST INCOME (Note 1)..............      $5,477,002        $711,345     $1,121,367     $130,782      $ 372,093      $1,321,959
                                         ----------------    ----------    -----------    --------    -------------    ----------
EXPENSES (Note 2)
  Management fee......................         786,904         103,607        166,430       19,304         55,173        194,595
  Shareholder servicing,
    administration and general office
    expenses..........................         383,457          43,265         67,635        8,681         19,844         94,664
  Distribution assistance (Note 3)....         278,860          40,979         51,730        5,627          3,232         75,554
  Equipment expense...................          56,426           7,437         11,105        1,450          3,516         13,976
  Professional fees...................          44,566           6,806          9,706        1,116          2,987         12,332
  Occupancy costs.....................          22,032           2,841          4,359          550          1,344          5,470
  Stationery, printing and supplies...          41,554           4,200          7,116          671          2,018          9,335
  Trustee fees........................           6,048             701          1,328           98            372          1,589
  Other expenses......................          18,237           3,410          3,991          512          2,588          5,026
                                         ----------------    ----------    -----------    --------    -------------    ----------
    Total Expenses....................       1,638,084         213,246        323,400       38,009         91,074        412,541
  Less: Management fees and other
    expenses voluntarily waived by
    Investment Manager................                                                                     (4,167)
                                         ----------------    ----------    -----------    --------    -------------    ----------
  Net Expenses........................       1,638,084         213,246        323,400       38,009         86,907        412,541
                                         ----------------    ----------    -----------    --------    -------------    ----------
NET INVESTMENT INCOME.................      $3,838,918        $498,099     $  797,967     $ 92,773      $ 285,186      $ 909,418
                                         ===============      ========     ==========     ========    ============     ==========


---------------
* The Florida Tax-Exempt Fund commenced operations on June 24, 1996.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                         RESERVE NEW YORK
                                         TAX-EXEMPT TRUST                             RESERVE TAX-EXEMPT TRUST
                                  ------------------------------    -------------------------------------------------------------
                                          NEW YORK FUND                    CALIFORNIA FUND                 CONNECTICUT FUND
                                  ------------------------------    -----------------------------    ----------------------------
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                  MAY 31, 1997     MAY 31, 1996     MAY 31, 1997    MAY 31, 1996     MAY 31, 1997    MAY 31, 1996
                                  -------------    -------------    ------------    -------------    ------------    ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM INVESTMENT
  OPERATIONS:
  Net investment income paid to
    shareholders as dividends
    (Note 1)...................   $  (3,838,918)   $  (4,189,736)   $  (498,099)    $    (269,905)   $  (797,967)    $  (804,738)
                                  -------------    -------------    ------------    -------------    ------------    ------------
    FROM CAPITAL SHARE
      TRANSACTIONS (at net
      asset value of $1 per
      share):
  Net proceeds from sale of
    shares.....................     676,647,327      636,980,296    153,856,260        51,508,091    104,926,291      98,890,288
  Net asset value of shares
    issued on reinvestment of
    dividends..................       3,838,918        4,189,736        498,099           269,905        797,967         804,738
                                  -------------    -------------    ------------    -------------    ------------    ------------
    Subtotal...................     680,486,245      641,170,032    154,354,359        51,777,996    105,724,258      99,695,026
    Cost of shares redeemed....    (652,760,567)    (668,621,594)   (136,013,932)     (50,253,639)   (107,029,059)   (91,519,680)
                                  -------------    -------------    ------------    -------------    ------------    ------------
  Net increase (decrease) in
    net assets derived from
    capital share transactions
    and from investment
    operations.................      27,725,678      (27,451,562)    18,340,427         1,524,357     (1,304,801)      8,175,346
NET ASSETS:
  Beginning of year............     125,454,406      152,905,968     12,611,969        11,087,612     34,801,304      26,625,958
                                  -------------    -------------    ------------    -------------    ------------    ------------
  End of year..................   $ 153,180,084    $ 125,454,406    $30,952,396     $  12,611,969    $33,496,503     $34,801,304
                                   ============     ============    ============     ============    ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                           RESERVE TAX-EXEMPT TRUST
                                              -----------------------------------------------------------------------------------
                                                 FLORIDA FUND
                                              -------------------
                                                 JUNE 24, 1996            MASSACHUSETTS FUND               NEW JERSEY FUND
                                               (COMMENCEMENT OF      ----------------------------    ----------------------------
                                              OPERATIONS) THROUGH     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 MAY 31, 1997        MAY 31, 1997    MAY 31, 1996    MAY 31, 1997    MAY 31, 1996
                                              -------------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  INVESTMENT OPERATIONS:
  Net investment income paid to
    shareholders as dividends (Note 1).....       $   (92,773)       $  (285,186)    $  (288,434)    $  (909,418)    $  (797,253)
                                              -------------------    ------------    ------------    ------------    ------------
  FROM CAPITAL SHARE TRANSACTIONS
    (at net asset value of $1 per share):
    Net proceeds from sale of shares.......        38,626,682         52,472,123      44,175,742     223,428,579     189,336,696
    Net asset value of shares issued on
      reinvestment of dividends............            92,773            285,186         288,434         909,418         797,253
                                              -------------------    ------------    ------------    ------------    ------------
      Subtotal.............................        38,719,455         52,757,309      44,464,176     224,337,997     190,133,949
      Cost of shares redeemed..............       (34,610,071)       (48,678,063)    (45,677,798)    (225,911,698)   (170,715,398)
                                              -------------------    ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets
    derived from capital share transactions
    and from investment operations.........         4,109,384          4,079,246      (1,213,622)     (1,573,701)     19,418,551

NET ASSETS:
  Beginning of year........................                 0          8,955,363      10,168,985      41,025,801      21,607,250
                                              -------------------    ------------    ------------    ------------    ------------
  End of year..............................       $ 4,109,384        $13,034,609     $ 8,955,363     $39,452,100     $41,025,801
                                              =================      ============    ============    ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
          RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
                 MASSACHUSETTS AND NEW JERSEY FUNDS) ("TRUST")

       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

   The Trusts are registered under the Investment Company Act of 1940 as nondiversified, open-end management investment companies. The policies summarized below are consistently followed in the preparation of their financial statements in conformity with generally accepted accounting principles.

   A. The Trust and NY Trust shares of beneficial interest authorized are unlimited. The Trust's shares are divided into six series, California Fund, Connecticut Fund, Florida Fund, Interstate Fund, Massachusetts Fund, and New Jersey Fund. These financial statements and notes apply only to the California, Connecticut, Florida, Massachusetts and New Jersey Funds of Reserve Tax-Exempt Trust and to the New York Fund of Reserve New York Tax-Exempt Trust.

   B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Trusts use amortized cost to value each Fund, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the number of days to maturity, irrespective of intervening changes in interest rates or market values of investments. The maturity of floating or variable rate instruments in which the Trusts may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing each portfolio's average weighted life to maturity.

   C. It is the Trusts' policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all income to its shareholders. Accordingly, no Federal income tax provision is required.

   D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized, and discount accreted.

   E. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional shares.

   F. Each Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

   G. The New York and Massachusetts Funds had purchases of $4,550,000 and $194,653, respectively, not delivered at May 31, 1997.

2. MANAGEMENT FEE, SHAREHOLDER SERVICING COSTS AND TRANSACTIONS WITH AFFILIATES:

   Reserve Management Company, Inc. ("RMCI") manages the Trusts' investments, effects purchases and sales thereof, and absorbs certain promotional expenses. For such services RMCI receives management fees from each Fund at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily closing net assets.

   Also, under the current Service Agreement, RMCI was reimbursed $572,320 (New York Fund), $68,660 (California Fund), $105,240 (Connecticut Fund), $13,078 (Florida Fund), $32,669 (Massachusetts Fund) and $142,392 (New Jersey Fund) during the year ended May 31, 1997 for expenditures made on behalf of the Trusts' for personnel, office space and equipment and shareholder accounting and administrative services, to conduct the Trusts' business. The manager waived management fees and expenses of $4,167 on the Massachusetts Fund. At May 31, 1997, the New York, California, Connecticut, Florida, Massachusetts and New Jersey Funds, had accrued expenses of $12,713, $2,543, $2,532, $321, $803 and $3,436, respectively, due to RMCI.

3. DISTRIBUTION ASSISTANCE:

   Pursuant to a Distribution Plan, each Trust will make payments of up to .20% per annum of the average net asset value of the Trust qualified shareholder accounts as to which the payee or RMCI has rendered assistance in distributing its shares.

                 RESERVE NEW YORK TAX-EXEMPT TRUST ("NY TRUST")
          RESERVE TAX-EXEMPT TRUST (CALIFORNIA, CONNECTICUT, FLORIDA,
                 MASSACHUSETTS AND NEW JERSEY FUNDS) ("TRUST")
       (THE NY TRUST AND TRUST ARE COLLECTIVELY REFERRED TO AS "TRUSTS")
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. MANAGEMENT'S USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

5. INVESTMENT CONCENTRATION

   The New York, California, Connecticut, Florida, Massachusetts and New Jersey Funds invest substantially all of their assets in portfolios of tax-exempt debt obligations primarily consisting of issuers of each of the respective states. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments. In order to reduce the credit risk associated with such factors, 83.89%, 84.15%, 71.04%, 100%, 80.51% and
   67.83% of the New York, California, Connecticut, Florida, Massachusetts and New Jersey Funds' investments, respectively, were backed by letters of credit, bond insurance of financial institutions and financial guaranty assurance agencies.

6. COMPONENTS OF NET ASSETS

   At 5/31/97, the following funds had these components of net assets:

                                                NEW YORK      CONNECTICUT    CALIFORNIA     MASSACHUSETTS  NEW JERSEY
                                              ------------    -----------    -----------    -----------    -----------
Par Value..................................   $    153,180    $    33,497    $    30,952    $    13,035    $    39,452
Paid-in-Capital............................    153,026,904     33,463,006     30,921,444     13,021,574     39,412,648
                                               -----------     ----------     ----------
Net Assets.................................   $153,180,084    $33,496,503    $30,952,396    $13,034,609    $39,452,100
                                               ===========     ==========     ==========

                             ---------------------

                            FEDERAL TAX INFORMATION


The dividends distributed by each Fund are exempt interest dividends for Federal tax purposes.

                            RESERVE TAX-EXEMPT TRUST
                                     PART C

Item 24.  Financial Statements and Exhibits
         (a) Financial Statements Included in Part A
             (1)   Financial Highlights
             Financial Statements Included in Part A and Part B

             (1)   Statements of Net Assets at May 31, 1997


             (2)   Statements of Operations for the year ended May 31, 1997

             (3)   Statements of Changes in Net Assets for the years ended
                   May 31, 1995 and 1996
             (4)   Notes to Financial Statements
             (5)   Report of Independent Accountants.
         (b) Exhibits
             (1) Declaration of Trust was filed as an exhibit to Registrant's Initial Registration Statement dated March 23, 1983*
             (2) Bylaws were filed as an exhibit to Registrant's Initial Registration Statement dated March 23, 1983.
                   Amendment No. 2 filed as an exhibit to Post-Effective Amendment No. 15 dated July 31, 1990*
             (3)   Not Applicable
             (4)   Not Applicable
             (5) Form of Investment Management Agreement filed as an Exhibit to Post-Effective Amendment No. 14 dated November 1, 1989*
             (6) Form of Distribution Agreement and Plan of Distribution filed as an exhibit to Registrant's Pre-Effective
                   Amendment No. 1 dated July 22, 1983.  Amendment to
                   Plan of Distribution filed as exhibit to
                   Post-Effective Amendment No. 11 dated August 1, 1988*
             (7) Pension Plan of Reserve Management Corporation was filed as an exhibit to Post-Effective Amendment No. 9 dated
                   September 30, 1986; Amendments to Pension Plan filed
                   as an exhibit to Post-Effective Amendment No. 45 of
                   The Reserve Fund (File No. 811-2033) dated July 31,
                   1989*
             (8) Custodian Agreement with Chemical Bank filed as an exhibit to Registrant's Initial Registration Statement dated
                   March 23, 1983*
             (9)   (a)    Form of Service Agreement filed as an exhibit to
                          Post-Effective Amendment No. 14 dated November 1,
                          1989; Transfer Agent Agreement with First Wisconsin
                          Trust Company filed as an exhibit to Post-Effective
                          Amendment No. 15 dated July 31, 1990*
             (10)  Opinion of counsel**
             (11)  Consent of auditors**
             (12)  Not Applicable
             (14)  Not Applicable
             (15)  See item No. 6*
             (16) Schedule of computation of each performance quotation provided in Registration Statement
             (17)  Powers of Attorney**
             (18)  Not Applicable


-----------------------
* Incorporated by reference
**Filed herewith

Item 25.  Persons Controlled by or Under Common Control with Registrant

         Not Applicable

Item 26.  Number of Holders of Securities


                                                        Number of Record Holders
          Title of Class                                     at June 30, 1997
          --------------                                ------------------------
          Interstate Fund                                             12,940
          Connecticut Tax-Exempt Fund                                  1,456
          California Tax-Exempt Fund                                     888
          Massachusetts Tax-Exempt Fund                                  275
          New Jersey Tax-Exempt Fund                                   3,162
          Florida Tax-Exempt Fund                                        241
          Pennsylvania Tax-Exempt Fund                                     0


Item 27.  Indemnification

       Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser

Name                     Position with the Adviser                  Other Businesses
----                     -------------------------                  ----------------
Henry B.R. Brown         President, Treasurer and                   President, Treasurer and Director of
                         Director                                   Director of Reserve Management
                                                                    Corporation of the same address as the
                                                                    Trust; Director and Treasurer of Transfer
                                                                    Agent Inc. 5 Cornwall St., N.W., Leesburg,
                                                                    Virginia  22075.


Bruce R. Bent            Vice President, Secretary                  Vice President, Secretary and Director of
                         and Director                               Reserve Management Corporation  and
                                                                    Director of Resrv Partners, Inc. both of the
                                                                    same address as the Trust.

Item 29.  Principal Underwriters

      (a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Institutional Trust, Reserve New York Tax-Exempt Trust and Reserve Private Equity Series.

Name and Principal                    Positions and Offices                    Positions and Offices
 Business Address                    with Resrv Partners, Inc.                    with Registrant
------------------                  --------------------------                 ---------------------
Bruce R. Bent                       Chairman and Director                      President, Treasurer
810 Seventh Avenue                                                             & Trustee
New York, NY 10019

(b) Mesirow Financial, Inc. also acts as a principal underwriter of Reserve Tax-Exempt Trust.

Name and Principal                    Positions and Offices                       Positions and Offices
 Business Address                    with Mesirow Financial Inc.                     with Registrant
------------------                  ----------------------------                  ----------------------
Richard D. Laurer                    Managing Director                                  None
Suite 110
101 S. Phillips
Sioux Falls, SD 57102

Lester A. Morris                     Director,
350 N. Clark Street                  Chief Executive Officer                            None
Chicago, IL  60610

Eve Slusarczyk                       Managing Director,                                 None
350 N. Clark Street                  Chief Financial Officer
Chicago, IL  60610                   and Assistant Secretary

Lawrence M. Cohen                    Managing Director                                  None
350 N. Clark Street
Chicago, IL  60610

Norman M. Mesirow                    Managing Director                                  None
350 N. Clark Street
Chicago, IL  60610

Richard S. Mesirow                   Managing Director                                  None
350 N. Clark Street
Chicago, IL  60610

Myron Berkson                        Managing Director                                  None
350 N. Clark Street
Chicago, IL  60610

Ruth C. Hannenberg                   Director, Managing                                 None
350 N. Clark Street                  Director and Secretary
Chicago, IL  60610

Robert O. Ackerman                   Managing Director                                  None
579 Central Avenue
Highland Park, IL  60035

James C. Tyree                       Director and                                       None
350 N. Clark Street                  Chief Operating Officer
Chicago, IL  60610


(c) Pacific Global Fund Distributors, Inc. ("Pacific Global") also acts as a principal underwriter of Reserve Tax-Exempt Trust and Pacific Advisors Fund Inc.

Name and Principal                      Positions and Offices                        Positions and Offices
  Business Address                        with Pacific Global                            with  Registrant
-------------------                     ------------------------                     -------------------------
George A. Henning                       Chairman                                             None
215 North Marengo Ave.
Suite 115
Pasadena, CA 91101

Kathleen Scott                          President                                            None
215 North Marengo Ave.
Suite 115
Pasadena, CA 91101

Thomas H. Hanson                        Executive Vice President                             None
1900 State Street
Suite H
Santa Barbara, CA 93101

Eileen P. Hannemann                     Financial Principal                                  None
600 Hampshire Road
Westlake Village, CA 91361


Item 30.    Location of Accounts and Records

            All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 810 Seventh Avenue, New York, NY 10019 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 31.    Management Services

            See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32.    Undertakings

            Not Applicable

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York, on the 31st day of July, 1997.



                                          /s/ Bruce R.  Bent
                                       ----------------------------------------
                                                 Bruce R. Bent, President

Attest:


  /s/ Michelle L. Neufeld
-----------------------------------------
         Michelle L. Neufeld, Secretary




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to its Registration Statement has been below signed by the following persons in the capacities and on the dates indicated.



   /s/ Bruce R. Bent                                  Date       7/31/97
-----------------------------------------------            -------------------
Bruce R. Bent, President, Treasurer
and Board Member (principal executive,
operating and financial officer)




*                                                     Date
----------------------------------------------           -----------------
         Edwin Ehlert Jr., Board Member



*                                                     Date
 ----------------------------------------------           -----------------
         Henri W. Emmet, Board Member



*                                                     Date
 ----------------------------------------------           -----------------
         Donald J. Harrington, Board Member






  /s/ Michelle L. Neufeld                             Date     7/31/97
----------------------------------------------------      -----------------
         Michelle L. Neufeld, *Attorney-in-Fact
         General Counsel

                               INDEX TO EXHIBITS

                                                                                                       Sequentially
                                                                                                       Numbered
Exhibit No.               Description
-----------               -----------
      1.                  Declaration of Trust of Registrant**
      2.                  By-Laws of Registrant**
      3.                  Not Applicable
      4.                  Not Applicable
      5.                  (a) Form of Investment Management Agreement
                          between the Registrant and Reserve Management Company Inc.**
      6.                  (a) Form of Distribution Agreement between the
                          Registrant and Resrv Partners, Inc.**
                          (b) Form of Selected Dealer Agreement.**
      7.                  Pension Plan of Reserve Management Corp. filed
                          as an exhibit to Post-Effective Amendment No., 32
                          of The Reserve Fund (File No. 2-36429);
                          amendments thereto filed as an exhibit to
                          Post-Effective Amendment No. 45 and all are
                          incorporated by reference
      8.                  Form of Custodian Agreements between Registrant and
                          Custodial Trust Company**
      9.                  Not Applicable
     10.                  Opinion of Counsel
     11.                  Consent of Auditors
     12.                  Not Applicable
     13.                  Form of Subscription Agreement between the Registrant
                          and Reserve Management Company, Inc. **
     14.                  Not Applicable
     15.                  Form of Service Plan **
     16.                  Schedule of computation of each performance quotation provided in Registration Statement
     17.                  Powers of Attorney
     18.                  Not Applicable
     27(a)                Financial Data Schedule
     27(b)                Financial Data Schedule
     27(c)                Financial Data Schedule
     27(d)                Financial Data Schedule
     27(e)                Financial Data Schedule
     27(f)                Financial Data Schedule

* To be filed by amendment
**Previously filed